UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION
(Rule 14a -101)
Information Required in a Proxy
Statement Schedule 14a Information

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

FIRST EAGLE FUNDS

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant) Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐            Fee paid previously with preliminary materials.

☐            Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

IMPORTANT PROXY INFORMATION

April 25, 2025

Dear Shareholder:

We are writing to inform you of two separate Special Meetings of Shareholders of the First Eagle Funds, a group of eleven portfolios (First Eagle Global Fund, First Eagle Overseas Fund, First Eagle U.S. Fund, First Eagle Gold Fund, First Eagle Global Income Builder Fund, First Eagle Rising Dividend Fund, First Eagle High Yield Municipal Fund, First Eagle Short Duration High Yield Municipal Fund, First Eagle Small Cap Opportunity Fund, First Eagle U.S. Smid Cap Opportunity Fund and First Eagle Global Real Assets Fund), on June 30, 2025, at the offices of First Eagle Investment Management, LLC (“FEIM” or the “Adviser”), 1345 Avenue of the Americas, New York, New York. The first meeting will be held at 10:00 a.m. Eastern time (the “First Meeting”) and the second meeting will be held at 11:00 a.m. Eastern time (the “Second Meeting”) (each, a “Meeting” and collectively, the “Meetings”). The First Eagle Funds are each individually referred to here as a “First Eagle Fund” or “Fund,” or, alternatively, by their individual Fund name and collectively, the “Funds” or the “Trust.”

The Meetings are required because of the prospective change of ownership of the parent company of FEIM and have been called in order to vote on two proposals. As a shareholder of the Funds, you have the opportunity to voice your opinion on these matters.

The First Meeting is to be held for the following purpose:

Proposal 1:

To seek shareholder approval of “new” advisory agreements for the Funds that will continue the existing advisory arrangements with FEIM subsequent to the prospective change of ownership (the “Transaction”) of the parent company of FEIM, First Eagle Holdings, Inc. (“FE Holdings”). In the Transaction, funds managed by Genstar Capital (the “Buyers”) propose to make a majority investment in FE Holdings. The Transaction will involve the buyout of all interests in FE Holdings currently held by funds managed by The Blackstone Group, LP and Corsair Capital LLC and certain related co-investors such that Buyers will indirectly acquire a majority interest in FEIM.

The Second Meeting is to be held for the following purpose:

Proposal 2:

To seek election of ten members of the Board of Trustees of the Trust.

Please note:

•     Assuming the proposals to continue FEIM’s advisory arrangements are approved, after the Transaction FEIM will continue to serve as investment adviser to the Funds with no change in terms or service levels.

•     There will be no change in investment personnel in connection with the Transaction. FEIM intends that the same portfolio managers will continue to manage the Funds:

Name of Fund	Portfolio Managers

First Eagle Global Fund

First Eagle Overseas Fund

First Eagle U.S. Fund

First Eagle Gold Fund

First Eagle Global Income Builder Fund

First Eagle Rising Dividend Fund

First Eagle Small Cap Opportunity Fund

First Eagle U.S. Smid Cap Opportunity Fund

First Eagle Global Real Assets Fund

First Eagle High Yield Municipal Fund

First Eagle Short Duration High Yield Municipal Fund

Messrs. McLennan, Brooker, Albertini and Gupta

Messrs. McLennan, Brooker, Heck and Barr

Messrs. McLennan, Brooker, Lamphier and Wright

Messrs. Kertsos and Belmont

Messrs. Brooker, Albertini and Ms. Appio

Messrs. Albertini, Gupta and Heck

Mr. Hench and Ms. Franks

Mr. Hench and Ms. Franks

Messrs. Bahr, Masi, Ross and Wang

Mr. Miller

Mr. Miller

i

•     There will be no change in your share ownership in the Funds or the advisory fees charged to the Funds in connection with the Transaction.

•     There will be no change in investment objective and policies in connection with the Transaction.

•     The Funds will not bear the cost of this proxy solicitation. FEIM will bear the cost of this proxy solicitation.

THE TRUST’S BOARD OF TRUSTEES BELIEVES THAT APPROVING THE PROPOSED FUNDS’ ADVISORY ARRANGEMENTS WITH FEIM IS IN THE BEST INTERESTS OF THE FUNDS AND THEIR SHAREHOLDERS. THE BOARD ALSO BELIEVES THAT ELECTION OF ITS NOMINEES TO SERVE AS TRUSTEES OF THE TRUST IS IN THE BEST INTERESTS OF THE FUNDS AND THEIR SHAREHOLDERS. THE BOARD URGES YOU TO VOTE IN FAVOR OF EACH OF THE PROPOSALS.

The Trust has enlisted the services of Sodali & Co. (the “Solicitor”), a professional proxy solicitation firm, to assist shareholders with the proxy process. As the meeting date approaches, you may receive a call or other contact from the Solicitor encouraging you to exercise your right to vote.

You will find more information about these matters in the following “Question and Answer” pages and the full Proxy Statement.

We urge you to review the enclosed proxy material and vote your shares utilizing one of the convenient methods found on the proxy card. By voting your shares, you will help eliminate the possibility of additional expenses incurred from further solicitation efforts.

If you have any questions regarding the enclosed material or the execution of your vote, please call the Solicitor toll-free at 888-876-6941.

A copy of the Notice of Shareholder Meetings, the Proxy Statement (including the proposed advisory agreements) and Proxy Voting Ballot are available at www.proxyvotinginfo.com/p/firsteagle.

We appreciate your time and continued commitment to First Eagle Funds.

Sincerely,

MEHDI MAHMUD
President
First Eagle Funds

ii

IMPORTANT NOTICE

April 25, 2025

Although we recommend that you read the complete Proxy Statement, for your convenience, we have provided a brief overview of the issues to be voted.

QUESTIONS AND ANSWERS

Q: Why am I receiving this Proxy Statement?

A: The purpose of this Proxy Statement is to seek the approval by First Eagle Funds’ shareholders of the advisory arrangements with FEIM subsequent to the prospective change of ownership of FEIM’s parent company, and to elect members of the Trust’s Board of Trustees. If the advisory agreements are approved, they will take effect as of the closing of the Transaction.

Q: Why am I being asked to vote on new Advisory Agreements?

A: A shareholder vote on Proposal 1 is required because of the prospective change of ownership of FE Holdings. That Transaction will be considered to result in an “assignment” of the Funds’ existing advisory agreements. An “assignment” is a legal term for an event involving a change in the ultimate ownership of an investment adviser and, under the laws governing U.S. mutual funds, will terminate the existing advisory agreements and require approval from First Eagle Funds’ shareholders to continue them as “new” agreements (referred to here as the “New Advisory Agreements”). The Board of Trustees of the First Eagle Funds is seeking your approval of the New Advisory Agreements to continue the advisory arrangements with FEIM.

Substantially all the terms and conditions of the existing advisory arrangements with FEIM, including FEIM’s total fees for its advisory services, will remain the same under the New Advisory Agreements.

Q: How do the proposed New Advisory Agreements differ from the current arrangements?

A: The terms and conditions of the New Advisory Agreements are substantially similar to those under the current arrangements. There is no change in the advisory fees paid to the Adviser.

Q: Will the Adviser and Portfolio Managers remain the same?

A: Yes. The Adviser will continue to serve as First Eagle Funds’ investment adviser. The same portfolio managers will continue to manage the Funds. Looking ahead, you can expect the same level of management expertise and high quality service to which you’ve grown accustomed as a shareholder of the First Eagle Funds.

Q: How will Proposal 1 affect me as a Fund Shareholder?

A: The Transaction does not affect the amount of shares you own or the total advisory fees charged to First Eagle Funds. FEIM will continue to serve as First Eagle Funds’ investment adviser with no change in terms or service levels. In addition, it is intended that the same portfolio managers will continue to manage the Funds in accordance with the same investment objectives and policies.

Q: Why am I being asked to elect members of the Trust’s Board of Trustees?

A: While a majority of the current Trustees have been elected by shareholders, several Trustees were appointed to their positions over time by action of the Board. The Board believes it is desirable and appropriate to seek election of the full Board of Trustees as part of the current proxy process. Shareholders are being asked to elect ten Trustees (the “Trustee Nominees”) to the Board of Trustees. Nine of these ten currently serve on the Trust’s Board of Trustees.

Additionally, the Board of Trustees nominates Scott Sleyster for your consideration. Election of each of the current nine members of the Board of Trustees will be effective immediately upon receiving the required votes at the Second Meeting. Mr. Sleyster’s election will be effective upon his eligibility to serve as an Independent Trustee, which is expected to be on the six month anniversary of his retirement from his roles at Prudential, a First Eagle distribution partner, so on or about September 2025.

Q: What is the role of the Trust’s Board of Trustees?

A: The Trust is governed by a Board of Trustees, which has fiduciary oversight responsibility for the management of the Trust’s business affairs. This includes responsibility to oversee and review the performance of the investment adviser, the distributor, and others who perform services for the Trust. Board members represent the Funds, and indirectly you as shareholders, and have an obligation to serve each Fund’s best interests.

Q: Who are the Trustee Nominees and how were they selected?

A: Eight of the ten Trustee Nominees are “independent,” meaning they have no affiliation with the Funds (other than their positions on the Board) or FEIM management, and receive or will receive compensation solely from the Trust in their capacity as Trustees. The Board considered the qualifications, including the background, experience and skills, of the Trustee Nominees and has nominated and selected the Trustee Nominees and recommends that the Trustee Nominees be elected by shareholders. Biographical information on each of the Trustee Nominees is provided in this Proxy Statement.

iii

Q: Will my vote make a difference?

A: Yes. Your vote is needed to ensure that the proposals are approved so that the advisory arrangements are continued. Your vote is also important to the election of Trustee Nominees. Your immediate response will help save on the costs and inconvenience of further solicitations for a shareholder vote. We encourage you to participate in the governance of the First Eagle Funds.

Q: How can I vote?

A: To vote, you may use any of the following methods:

•     By Mail. Please complete, date and sign your proxy card before mailing it in the enclosed postage-paid envelope.

•     By Internet. Have your proxy card available. Go to the website on the proxy card. Enter your control number from your proxy card. Follow the simple instructions found on the website.

•     By Telephone. Have your proxy card available. Call the toll-free number on the proxy card. Enter your control number from your proxy card. Follow the simple instructions.

•     In Person. Shareholders can also vote in person at the Meetings. If you intend to attend in person, you must show photographic identification, such as a driver’s license and satisfactory proof of ownership of shares as of the record date. If you hold your shares in “street name,” you will not be able to vote in person without presenting a legal proxy authorizing you to do so from your broker, bank or other nominee.

Q: May I revoke my vote?

A: You may revoke the enclosed proxy at any time prior to the exercise thereof by submitting a written notice of revocation or a subsequently executed proxy (i) to the Trust at any time prior to the Meetings or (ii) to the Secretary of the Meetings at the Meetings. Signing and mailing the proxy will not affect your right to give a later proxy or to attend the Meetings and vote your shares in person.

Q: How does the Board recommend that I vote?

A: After careful consideration, the Board recommends that you vote 1) “FOR” the approval of the New Advisory Agreements with FEIM, and 2) “FOR” the Trustee Nominees to serve as Trustees of the Trust.

Q: How do I contact you?

A: If you have any questions, call Sodali & Co. toll-free at 888-876-6941.

PLEASE VOTE.
YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN.

iv

FIRST EAGLE FUNDS
First Eagle Global Fund
First Eagle Overseas Fund
First Eagle U.S. Fund
First Eagle Gold Fund
First Eagle Global Income Builder Fund
First Eagle Rising Dividend Fund
First Eagle Small Cap Opportunity Fund
First Eagle U.S. Smid Cap Opportunity Fund
First Eagle Global Real Assets Fund
First Eagle High Yield Municipal Fund
First Eagle Short Duration High Yield Municipal Fund
1345 Avenue of the Americas New York, New York 10105

PROXY STATEMENT

Notice of Special Meetings of Shareholders of First Eagle Funds
to be Held on June 30, 2025

This Proxy Statement and enclosed form of proxy are being furnished in connection with the solicitation of proxies on behalf of the Board of Trustees (the “Board”) of First Eagle Funds (the “Trust” or “Funds”) for use at (a) a Special Meeting of Shareholders of First Eagle Funds and all adjournments thereof (the “First Meeting”), to be held at the offices of First Eagle Investment Management, LLC (“FEIM” or the “Adviser”), 1345 Avenue of the Americas, New York, New York, on June 30, 2025, at 10:00 a.m. Eastern time and (b) a Special Meeting of Shareholders of the First Eagle Funds, and all adjournments thereof (the “Second Meeting”), to be held at the same location, on June 30, 2025, at 11:00 a.m. Eastern time (each a “Meeting” and collectively, the “Meetings”), for the purposes set forth in this Proxy Statement. This Proxy Statement is expected to be mailed on or about April 30, 2025 to shareholders of record of First Eagle Funds (the “Shareholders”) on April 17, 2025 (the “Record Date”).

If the accompanying proxy card is executed properly and returned, shares represented by it will be voted at the Meetings in accordance with the instructions thereon. If no instructions are given on the properly executed and returned proxy card, proxies will be voted FOR approval of the two proposals as described below.

Proxies will be voted in the discretion of the proxies named on the proxy card with respect to any other matters properly brought before the Meetings or any adjournment thereof. You may revoke the enclosed proxy at any time prior to the exercise thereof by submitting a written notice of revocation or a subsequently executed proxy (i) to the Trust at any time prior to the Meetings or (ii) to the Secretary of the Meetings at the Meetings. Signing and mailing the proxy will not affect your right to give a later proxy or to attend the Meetings and vote your shares in person.

The cost of this solicitation will not be borne by the First Eagle Funds. The Adviser (as defined below) will bear the cost of this solicitation. The solicitation will be by mail, but may include telephonic, internet, text, e-mail or oral communications by Sodali & Co. (the “Solicitor”), a professional proxy solicitation firm retained by the First Eagle Funds to assist Shareholders with understanding and completing the proxy process. (Fees payable to the Solicitor are estimated to be $11.5 million, which again will be at no cost to the First Eagle Funds or their Shareholders.) As the Meeting date approaches, you may receive a call from the Solicitor encouraging you to exercise your right to vote. Regular employees of the Adviser or of SS&C GIDS, Inc., the First Eagle Funds’ transfer agent, may also contact you (also at no cost to the First Eagle Funds).

General Information about First Eagle Funds

First Eagle Funds is a group of eleven portfolios: First Eagle Global Fund, First Eagle Overseas Fund, First Eagle U.S. Fund, First Eagle Gold Fund, First Eagle Global Income Builder Fund, First Eagle Rising Dividend Fund, First Eagle High Yield Municipal Fund, First Eagle Short Duration High Yield Municipal Fund, First Eagle Small Cap Opportunity Fund, First Eagle U.S. Smid Cap Opportunity Fund and First Eagle Global Real Assets Fund (each individually referred to as a “First Eagle Fund” or “Fund,” or, alternatively, by their individual Fund name and collectively, the “Funds” or the “Trust”).

The Trust is a Delaware statutory trust and is a successor business to several Maryland and other businesses that were reorganized into the Trust over time. Each Fund is a separate portfolio of assets and has a different investment objective.

The Trust’s investment adviser is First Eagle Investment Management, LLC (“FEIM” or the “Adviser”), a registered investment adviser. The Trust’s principal underwriter is FEF Distributors, LLC (“FEF Distributors” or the “Distributor”), a registered broker-dealer located in New York. FEIM is a subsidiary of First Eagle Holdings, Inc., a privately owned holding company organized under the laws of Delaware.

1

The Trust’s custodian is JPMorgan Chase Bank, N.A., 4 Chase Metrotech Center, Floor 16, Brooklyn, New York, 11245; and its transfer agent is SS&C GIDS, Inc., Kansas City, MO. PricewaterhouseCoopers LLP (“PwC”), New York, NY serves as the Trust’s independent registered public accountant; for more information regarding PwC, see APPENDIX A.

The portfolio management teams for First Eagle Funds are as follows:

Name of Fund	Portfolio Managers

First Eagle Global Fund

First Eagle Overseas Fund

First Eagle U.S. Fund

First Eagle Gold Fund

First Eagle Global Income Builder Fund

First Eagle Rising Dividend Fund

First Eagle Small Cap Opportunity Fund

First Eagle U.S. Smid Cap Opportunity Fund

First Eagle Global Real Assets Fund

First Eagle High Yield Municipal Fund

First Eagle Short Duration High Yield Municipal Fund

Messrs. McLennan, Brooker, Albertini and Gupta

Messrs. McLennan, Brooker, Heck and Barr

Messrs. McLennan, Brooker, Lamphier and Wright

Messrs. Kertsos and Belmont

Messrs. Brooker, Albertini and Ms. Appio

Messrs. Albertini, Gupta and Heck

Mr. Hench and Ms. Franks

Mr. Hench and Ms. Franks

Messrs. Bahr, Masi, Ross and Wang

Mr. Miller

Mr. Miller

More information regarding the Funds is available in the Prospectuses and Statements of Additional Information and in the most recent Annual and Semi-Annual reports. The Fund will furnish, without charge, a copy of the Fund’s most recent Prospectus, Statement of Additional Information, annual report and semi-annual report to any Shareholder upon request. Requests should be directed to First Eagle Funds, P.O. Box 219324, Kansas City, MO 64121-9324, or by calling 800-334-2143. The Fund’s most recent annual report and semi-annual report to Shareholders is also available at www.FirstEagle.com. At the close of business on the Record Date, the net assets of the Trust were $56,459,700,986 for First Eagle Global Fund, $12,720,583,599 for First Eagle Overseas Fund, $1,348,447,967 for First Eagle U.S. Fund, $3,611,212,211 for First Eagle Gold Fund, $1,798,638,374 for First Eagle Global Income Builder Fund, $378,871,961 for First Eagle Rising Dividend Fund, $6,005,771,947 for First Eagle High Yield Municipal Fund, $708,040,108 for First Eagle Short Duration High Yield Municipal Fund, $1,426,012,458 for First Eagle Small Cap Opportunity Fund, $47,174,045 for First Eagle U.S. Smid Cap Opportunity Fund and $13,753,049 for First Eagle Global Real Assets Fund.

Only one copy of this Proxy Statement will be mailed to multiple shareholders sharing an address unless we have received contrary instructions from one or more of the shareholders. Upon request, we will mail a separate copy of this Proxy Statement to a shareholder at a shared address to which a single copy of this Proxy Statement was mailed. Any shareholder who wishes to receive a separate proxy statement should contact their Fund at 800-334-2143.

Summary of the Business of the Meetings

During the First Meeting, First Eagle Funds’ Shareholders will vote whether to approve Proposal 1, and during the Second Meeting, First Eagle Funds’ Shareholders will vote whether to approve Proposal 2. The Trustees may elect to withdraw any of the proposals from consideration, but anticipate doing so only in the event that the Transaction is called off or otherwise does not close.

Who Votes?

All First Eagle Funds Shareholders are being asked to vote on Proposal 1 and Proposal 2. Although it is not anticipated that other business will be presented at or acted upon at the Meetings, the accompanying proxy card authorizes the proxy holders to vote with their best judgment as to any other matter that properly comes before the Meetings.

Quorum Requirement and Adjournment

Proposal 1:

A quorum of each Fund’s Shareholders is necessary to hold a valid meeting. The quorum and the vote will be Fund by Fund. For each Fund, a quorum for the First Meeting will exist if Shareholders entitled to vote one-third (33 1/3%) of the issued and outstanding shares of that Fund on the Record Date are present in person or by proxy at the First Meeting. Abstentions and “broker non-votes” (as described below) will count as shares present at the First Meeting for purposes of establishing a quorum.

If a quorum is not present at the First Meeting or a quorum is present but sufficient votes to approve the New Advisory Agreements are not received, the persons named as proxies may propose one or more adjournments of the First Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares of the applicable Fund represented at the First Meeting in person or by proxy. For each Fund, the persons named as proxies will vote those proxies that they are entitled to vote FOR the New Advisory Agreements in favor of such an adjournment and will vote those proxies required to be voted AGAINST the New Advisory Agreements against such an adjournment. For each Fund, a Shareholder vote may be taken on the New Advisory

2

Agreements prior to any such adjournment if sufficient votes have been received and it is otherwise appropriate.

Proposal 2:

A quorum of the Trust’s Shareholders is necessary to hold a valid meeting. The quorum and the vote will be determined on the Trust level. A quorum for the Second Meeting will exist if Shareholders entitled to vote one-third (33 1/3%) of the issued and outstanding shares of the Trust on the Record Date are present in person or by proxy at the Second Meeting. Abstentions and “broker non-votes” (as described below) will count as shares present at the Second Meeting for purposes of establishing a quorum.

If a quorum is not present at the Second Meeting or a quorum is present but sufficient votes to elect the Board’s nominees as Trustee are not received, the persons named as proxies may propose one or more adjournments of the Second Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares of the applicable Funds represented at the Second Meeting in person or by proxy. The persons named as proxies will vote those proxies that they are entitled to vote FOR the election of the nominee in favor of such an adjournment and will vote those proxies required to be voted AGAINST the election of the nominee against such an adjournment. A Shareholder vote may be taken on the nominations prior to any such adjournment if sufficient votes have been received and it is otherwise appropriate.

Vote Necessary to Approve Proposal 1 and Proposal 2

Voting for Proposal 1 shall be Fund by Fund, while voting will be at the Trust level (i.e., by Shareholders of all Funds voting together) for Proposal 2. Approval of Proposal 1 requires, in each case, the affirmative vote of the lesser of (a) 67% or more of the voting securities entitled to vote that are present at the meeting for the particular proposal, if the holders of more than 50% of the outstanding shares are present or represented by proxy (the “two-thirds cast requirement”), or (b) the vote of more than 50% of the outstanding voting securities entitled to vote (the “majority outstanding requirement”). The election of Trustees (Proposal 2) requires the affirmative vote of a plurality of the shares voted. No shares have cumulative voting rights in the election of Trustees. As already described, Proposal 1 will be voted on by all First Eagle Funds’ Shareholders on a Fund by Fund basis and Proposal 2 will be voted on by Shareholders of all Funds voting together. Each share of First Eagle Funds is entitled to one vote for each dollar of net asset value of such share owned by a Shareholder. Shares for fractional dollar amounts vote proportionally.

For the purposes of the votes to be held at these Meetings, and under applicable broker-dealer regulation, if a broker holds shares in its name, the broker will not be entitled to vote those shares unless it has received instructions from the Shareholder on whose behalf the shares are held. The exception is that a broker may be entitled to vote shares as to the election of Trustees under Proposal 2. A “broker non-vote” occurs when a broker has not received voting instructions from a Shareholder and is barred from voting the shares without Shareholder instructions because the vote concerns business that is non-routine.

Abstentions and broker non-votes are counted as present, but are not considered votes cast at the Meetings. As a result, the abstentions and broker non-votes for each particular proposal will have the same effect as a vote against Proposal 1. Abstentions and broker non-votes will have no effect on the outcome of the election of the nominees as Trustees under Proposal 2, where the required vote is a simple plurality.

If a Shareholder executes and returns a proxy but fails to indicate how the votes should be cast or fails to indicate how the votes should be cast for some of the proposals, the proxy will be voted in favor of the proposal(s) for which instructions were not provided by the Shareholder.

A Shareholder may revoke his or her previously granted proxy at any time before it is exercised (i) by delivering a written notice to the Trust expressly revoking his or her proxy, (ii) by signing and forwarding to the Trust a later-dated proxy, or (iii) by attending a Meeting and casting his or her votes in person.

Record Date and Outstanding Shares

At the close of business on the Record Date there were 2,538,321,442.090 shares of First Eagle Funds outstanding and entitled to vote, representing 84,518,206,703.20 votes. Although approval of the New Advisory Agreements do not require a class-by-class vote, U.S. Securities and Exchange Commission (“SEC”) regulations applicable to the solicitation of proxies require inclusion of the following chart, which sets out the number of each class of shares of First Eagle Funds outstanding and entitled to vote at the close of business on the Record Date, as well as the number of votes for each class of shares:

Portfolio	Number of Shares	Number of Votes
First Eagle Global Fund—Class A	210,320,137.750	14,752,193,915.09
First Eagle Global Fund—Class C	19,393,299.132	1,295,870,875.43
First Eagle Global Fund—Class I	529,680,978.386	37,419,916,373.96
First Eagle Global Fund—Class R6	42,329,893.066	2,991,719,821.73
First Eagle Overseas Fund—Class A	53,898,918.945	1,429,756,059.30
First Eagle Overseas Fund—Class C	2,189,773.276	55,003,807.72
First Eagle Overseas Fund—Class I	364,078,978.800	9,963,105,930.05

3

First Eagle Overseas Fund—Class R6	46,644,309.080	1,272,717,801.61
First Eagle U.S. Fund—Class A	28,775,113.803	594,203,135.85
First Eagle U.S. Fund—Class C	1,307,079.819	25,266,960.21
First Eagle U.S. Fund—Class I	32,170,053.054	682,367,078.73
First Eagle U.S. Fund—Class R6	2,197,299.396	46,610,791.80
First Eagle Gold Fund—Class A	25,590,207.307	933,747,764.28
First Eagle Gold Fund—Class C	4,749,420.728	155,973,971.32
First Eagle Gold Fund—Class I	57,847,247.253	2,188,004,026.97
First Eagle Gold Fund—Class R6	8,803,208.828	333,486,447.95
First Eagle Global Income Builder Fund—Class A	50,632,297.301	712,406,822.73
First Eagle Global Income Builder Fund—Class C	4,813,328.670	68,210,975.89
First Eagle Global Income Builder Fund—Class I	66,893,011.423	936,596,301.77
First Eagle Global Income Builder Fund—Class R6	5,821,900.638	81,424,273.31
First Eagle Rising Dividend Fund—Class A	10,168,579.119	248,627,205.23
First Eagle Rising Dividend Fund—Class C	355,618.478	4,836,704.44
First Eagle Rising Dividend Fund—Class I	4,426,041.983	114,989,163.48
First Eagle Rising Dividend Fund—Class R6	400,148.684	10,418,887.70
First Eagle Small Cap Opportunity Fund—Class A	10,011,458.674	85,726,243.25
First Eagle Small Cap Opportunity Fund—Class C	0	0
First Eagle Small Cap Opportunity Fund—Class I	143,676,317.420	1,238,480,265.46
First Eagle Small Cap Opportunity Fund—Class R6	11,812,113.282	101,805,949.05
First Eagle U.S. Smid Cap Opportunity Fund—Class A	145,368.854	1,395,526.90
First Eagle U.S. Smid Cap Opportunity Fund—Class I	4,676,919.573	45,683,192.64
First Eagle U.S. Smid Cap Opportunity Fund—Class R6	10,067.530	95,325.18
First Eagle Global Real Assets Fund—Class A	161,869.340	1,740,093.57
First Eagle Global Real Assets Fund—Class I	1,013,520.651	10,824,158.02
First Eagle Global Real Assets Fund—Class R6	111,506.674	1,188,797.64
First Eagle High Yield Municipal Fund—Class A	185,507,118.017	1,540,408,397.75
First Eagle High Yield Municipal Fund—Class C	14,017,655.438	116,298,451.47
First Eagle High Yield Municipal Fund—Class I	523,578,563.927	4,347,885,420.04
First Eagle High Yield Municipal Fund—Class R6	142,325.507	1,179,678.13
First Eagle Short Duration High Yield Municipal Fund—Class A	15,390,227.271	156,029,330.35
First Eagle Short Duration High Yield Municipal Fund—Class C	0	0
First Eagle Short Duration High Yield Municipal Fund—Class I	54,383,701.990	550,938,049.87
First Eagle Short Duration High Yield Municipal Fund—Class R6	105,863.026	1,072,727.35

Security Ownership of Certain Beneficial Owners and Management

APPENDIX B contains information regarding ownership of the outstanding securities of First Eagle Funds by certain beneficial owners and management of the Trust. There are no arrangements known to the Trust, including any pledge by any person of securities of First Eagle Funds or any of its parents, the operation of which may at a subsequent date result in a change in control of the First Eagle Funds.

PROPOSALS TO APPROVE THE ADVISORY AGREEMENT WITH FIRST EAGLE
INVESTMENT MANAGEMENT, LLC (“FEIM” OR THE “ADVISER”), AND TO ELECT
MEMBERS OF THE BOARD OF TRUSTEES OF THE TRUST.

Proposal 1:

At the First Meeting, you will be asked to approve “new” advisory agreements that operate to continue the advisory services to the First Eagle Funds. A general description of the New Advisory Agreements and a comparison of the New Advisory Agreements with the existing arrangements are included below.

4

Forms of the New Advisory Agreements is attached hereto as APPENDIX C. A table detailing the name, address and principal occupation of the principal executive officers and each director of the Adviser can be found in APPENDIX D.

A shareholder vote is required because of the prospective change of ownership of FE Holdings. That Transaction will be considered to result in an “assignment” of the existing advisory agreements. An “assignment” is a legal term for an event involving a change in the ultimate ownership of an investment adviser and, under the laws governing U.S. mutual funds, will terminate the existing advisory agreements and require that we seek approval from First Eagle Funds’ shareholders to continue them as “new” agreements.

The Transaction does not affect the amount of shares you own or the total advisory fees charged to First Eagle Funds. FEIM will continue to serve as First Eagle Funds’ investment adviser with no change in terms or service levels. In addition, it is intended that the same portfolio managers will continue to manage the Funds in accordance with the same investment objectives and policies.

If the shareholders of a particular Fund do not approve the New Advisory Agreements with respect to that Fund and the Transaction is consummated, the Trustees, in consultation with the Adviser, will consider what further action to take consistent with their fiduciary duties to that Fund. Such action will initially include obtaining for the Fund interim investment advisory services from the Adviser (at no more than the current fee rate for up to 150 days following the Transaction) .. In the event the Transaction is not consummated, the Adviser will continue to serve as investment adviser to the Funds pursuant to the terms of the existing advisory agreements.

Background and Information on the Transaction

Private equity funds managed by Genstar Capital (“Genstar”), a leading private equity firm focused on investments in targeted segments of the financial services, software, healthcare and industrials industries, have agreed to make a majority investment in First Eagle Investments (“First Eagle”), an independent, privately owned investment management firm.

The transaction with Genstar will bolster First Eagle’s current business strategy of investing in its core business while thoughtfully expanding the range of high-quality, differentiated investment solutions it is able to offer clients worldwide. First Eagle’s leadership and investment teams will remain intact, with each investment team maintaining its philosophical autonomy.

Private equity funds controlled by Blackstone Inc. and Corsair Capital, as well as certain co-investors, have owned a majority economic interest in First Eagle Holdings, Inc., First Eagle’s parent company, since 2015. The remainder is held by First Eagle’s founding families and the firm’s current and former employees. Upon the closing of the transaction, expected in second half of 2025, private equity funds managed by Genstar will have acquired a majority stake in First Eagle from Blackstone, Corsair and their co-investors.

Existing Advisory Agreements Background

First Eagle Funds are managed by First Eagle Investment Management, LLC, a subsidiary of FE Holdings. The Adviser offers a variety of investment management services. In addition to the First Eagle Funds, its clients include other registered investment companies, a registered business development company, corporations, foundations, major retirement plans and high- net-worth individuals. As of March 31, 2025, the Adviser had approximately $111.16 billion of total assets under management. The Adviser’s address is 1345 Avenue of the Americas, New York, NY 10105.

The portfolio managers currently managing the Funds are:

Name of Fund	Portfolio Managers

First Eagle Global Fund

First Eagle Overseas Fund

First Eagle U.S. Fund

First Eagle Gold Fund

First Eagle Global Income Builder Fund

First Eagle Rising Dividend Fund

First Eagle Small Cap Opportunity Fund

First Eagle U.S. Smid Cap Opportunity Fund

First Eagle Global Real Assets Fund

First Eagle High Yield Municipal Fund

First Eagle Short Duration High Yield Municipal Fund

Messrs. McLennan, Brooker, Albertini and Gupta

Messrs. McLennan, Brooker, Heck and Barr

Messrs. McLennan, Brooker, Lamphier and Wright

Messrs. Kertsos and Belmont

Messrs. Brooker, Albertini and Ms. Appio

Messrs. Albertini, Gupta and Heck

Mr. Hench and Ms. Franks

Mr. Hench and Ms. Franks

Messrs. Bahr, Masi, Ross and Wang

Mr. Miller

Mr. Miller

Matthew McLennan. Mr. McLennan joined the Adviser in September 2008 as the Head of the Global Value Team after having held various senior positions with Goldman Sachs Asset Management in London and New York. While at his predecessor firm for over fourteen years, Mr. McLennan was Co-Founder of Goldman Sachs’ Global Equity Partners where he managed a global equity portfolio for the firm’s private wealth management clients as well as a Co-Founder and Equity Chief Investment Officer of the Investment Strategy Group for Goldman Sachs’ private client business and a Managing Director of Goldman Sachs. Mr. McLennan is a graduate of the University of Queensland. He also serves on boards of various educational institutions and nonprofit organizations such as The University of Queensland in America, Harvard School of Public Health, Trinity School and The Library of America. Mr. McLennan manages Global Fund with Portfolio Managers Kimball Brooker, Jr., Manish Gupta and Julien Albertini, manages Overseas Fund with Portfolio Managers Kimball Brooker, Jr., Christian Heck and Alan Barr, and manages U.S. Fund with Portfolio Managers Kimball Brooker, Jr., Matthew Lamphier and Mark Wright.

5

Kimball Brooker, Jr. Mr. Brooker joined the Adviser in January 2009. He began his career in 1992 as a financial analyst at Lazard Freres & Co. and went on to join J.P. Morgan as an associate in the Investment Banking Department, specifically the billion dollar private equity fund Corsair. Following the completion of his MBA, Mr. Brooker returned to JPM and was named subsequently Chief Investment Officer of Corsair Funds and became a Managing Director thereafter. By 2006 he completed Corsair’s spin-off from JPM and successfully managed nearly $3 billion. Mr. Brooker is a graduate of Yale University and was awarded his MBA from Harvard University in 1998. Mr. Brooker is the Co-Head of the First Eagle Global Value Team and manages Global Fund with Portfolio Managers Matthew McLennan, Manish Gupta and Julien Albertini, manages Overseas Fund with Portfolio Managers Matthew McLennan, Christian Heck and Alan Barr, manages U.S. Fund with Portfolio Managers Matthew McLennan, Matthew Lamphier and Mark Wright, and manages Global Income Builder Fund with Portfolio Managers Julien Albertini and Idanna Appio.

Matthew Lamphier. Mr. Lamphier joined the Adviser as a research analyst in May 2007. He previously worked at Merrill Lynch in Private Client Services, as an Equity Analyst at Security Capital Group, Northern Trust and, most recently, Trilogy Global Advisors. Mr. Lamphier is a graduate of the U.S. Air Force Academy and the University of Chicago Graduate School of Business. Mr. Lamphier manages the U.S. Fund with Portfolio Managers Matthew McLennan and Kimball Brooker. Prior to that he was an Associate Portfolio Manager of the U.S. Fund since 2011.

Julien Albertini. Mr. Albertini joined the Adviser in April 2013 as a research analyst. Before joining First Eagle, he worked as a global equity research analyst for Tiger Veda LP, a long-short equity hedge fund based in New York City. Prior to this, Mr. Albertini was a research analyst with Generation Investment Management in London, where he covered global healthcare companies. He began his career in 2003, in the Investment Banking Division of Banque Rothschild & Cie in Paris, and went on to join Morgan Stanley in London for four years. Mr. Albertini received an MSc from ESSEC Business School in Paris and an MBA from Columbia Business School, where he was part of the value investing program. He is fluent in French. Mr. Albertini manages Global Fund with Portfolio Managers Matthew McLennan, Kimball Brooker, Jr. and Manish Gupta, manages Global Income Builder Fund with Portfolio Managers Kimball Brooker, Jr. and Idanna Appio, and manages Rising Dividend Fund with Portfolio Managers Manish Gupta and Christian Heck.

Idanna Appio. Ms. Appio joined the Adviser in September 2015. Prior to joining the firm, Ms. Appio was the deputy head of the Global Economic Analysis department at the Federal Reserve Bank of New York. Prior to the NY Fed, she was a sovereign analyst at Brown Brothers Harriman. Ms. Appio received her PhD in economics from the University of Washington and her undergraduate degrees in business and international relations from the Wharton School and the University of Pennsylvania. Ms. Appio manages Global Income Builder Fund with Portfolio Managers Kimball Brooker, Jr. and Julien Albertini.

Benjamin Bahr, CFA. Mr. Bahr joined the Adviser in July 2015. Prior to joining the firm, Mr. Bahr was at AllianceBernstein, where he spent four years as a research analyst covering the telecom and utilities sectors for the firm’s value strategies. Previously, he worked as an Investment Banking analyst at Deutsche Bank Securities in New York. Mr. Bahr received his BBA degree in Finance from the University of Notre Dame and his MBA from Columbia University. Mr. Bahr manages Global Real Assets Fund with Portfolio Managers John Masi, George Ross and David Wang.

Alan Barr, CFA. Mr. Barr joined the Adviser as a research analyst in March 2001. Prior to that, he spent four years as an equity research analyst at PNC Bank and, before then, seven years as an equity research analyst at Rittenhouse Financial Services. Mr. Barr manages Overseas Fund with Portfolio Managers Matthew McLennan, Kimball Brooker, Jr. and Christian Heck.

Max Belmont, CFA. Mr. Belmont joined the Adviser as a research analyst covering precious metals in April 2014. He began his career with Tradestar Capital as an equities trader. After receiving his MSc in 2010, he joined the private wealth division of Merrill Lynch in New York, where he spent three years as a general investment associate covering global equities. More recently he served as an analyst at U.S. Trust within the Investment Solutions Group. Mr. Belmont is a graduate of Nuertingen-Geislingen University in Germany, where he earned his MSc in International Finance with honors. Mr. Belmont manages Gold Fund with Portfolio Manager Thomas Kertsos. Prior to that, he was an Associate Portfolio Manager of the Gold Fund since March 2021.

Suzanne Franks. Ms. Franks joined the Adviser in April 2021. Ms. Franks is an Associate Portfolio Manager of the Smid Cap Fund and the First Eagle Small Cap Opportunity Fund. Prior to joining First Eagle in April 2021, Ms. Franks was an assistant portfolio manager of the Small Cap Opportunistic Value strategy at Royce Investment Partners. Before that she founded Vivid Research Inc., an independent research boutique focused on companies facing opportunistic or event-driven catalysts. Previously, she was a principal and portfolio manager at Opportunity Research Group. Ms. Franks earned a BBA in finance, magna cum laude, from Texas A&M University and an MBA from The University of Chicago Booth School of Business. Ms. Franks manages Small Cap Fund and Smid Cap Fund with Portfolio Manager William A. Hench.

Manish Gupta. Mr. Gupta joined the Adviser in October 2009. Mr. Gupta began his career in the technology sector as an intern at Microsoft Corporation, and spent the following six years as a software engineer at Cisco Systems. Previously Mr. Gupta was an equity research analyst at Cantillon Capital Management, covering technology, professional and commercial services, transportation and select industrials. Prior to this, he interned as a financial services sector analyst at Fidelity Management and Research. Mr. Gupta is a graduate of the Institute of Technology BHU in Varanasi, India and was awarded his MBA from Columbia Business School. He also

6

has an MS in computer science from University of Texas at Austin. Mr. Gupta manages Global Fund with Portfolio Managers Matthew McLennan, Kimball Brooker, Jr. and Julien Albertini, and manages Rising Dividend Fund with Portfolio Managers Julien Albertini and Christian Heck.

Christian Heck, CFA. Mr. Heck joined the Adviser as a Research Analyst in September 2013. Prior to joining the Adviser, Christian spent time with Waterland Private Equity Investments, the Boston Consulting Group, and Paradigm Capital. Christian is a graduate of Wright State University and was awarded his MBA from Yale School of Management. Mr. Heck is fluent in German. Mr. Heck manages Overseas Fund with Portfolio Managers Matthew McLennan, Kimball Brooker, Jr. and Alan Barr, and manages Rising Dividend Fund with Portfolio Managers Julien Albertini and Manish Gupta.

William A. Hench. Mr. Hench joined the Adviser in April 2021. Mr. Hench is head of the Small Cap team and lead portfolio manager of the Smid Cap Fund and the First Eagle Small Cap Opportunity Fund. Prior to joining First Eagle in April 2021, Mr. Hench was portfolio manager of the Small Cap Opportunistic Value strategy at Royce Investment Partners, where he worked for 18 years. Before that, he spent 10 years in the institutional equity business in Boston and New York, most recently with JP Morgan. He began his professional career as a CPA with Coopers and Lybrand. Mr. Hench earned a bachelor’s degree from Adelphi University. Mr. Hench manages Small Cap Fund and Smid Cap Fund with Associate Portfolio Manager Suzanne Franks.

Thomas Kertsos. Mr. Kertsos joined the Adviser in May 2014 as a senior research analyst covering gold and gold mining. Prior to joining the firm, Mr. Kertsos was an associate analyst covering precious metals and mining in the Global Research Group of Fidelity Management & Research. He earned his MSc in Accounting and Finance from the London School of Economics and Political Science and his BSc in Economics and Finance from Athens University of Economics and Business. Mr. Kertsos manages Gold Fund with Portfolio Manager Max Belmont. Prior to that, he was an Associate Portfolio Manager of the Gold Fund since March 2015.

John Masi, CFA. Mr. Masi joined the Adviser in April 2012. Prior to joining the firm, Mr. Masi spent two years at Rudman Capital, a New York based long/short equity hedge fund, where he was a generalist research analyst. Mr. Masi received his BA in physics from Harvard University and his MBA from Columbia University. Mr. Masi manages Global Real Assets Fund with Portfolio Managers John Masi, George Ross, Benjamin Bahr and David Wang.

John V. Miller, CFA. Mr. Miller joined the Adviser in January 2024. Mr. Miller is head and chief investment officer of the High Yield Municipal Credit team and a portfolio manager of the High Yield Municipal Fund and the Short Duration High Yield Municipal Fund. Previously, Mr. Miller was a senior managing director and head of municipal bonds at Nuveen Asset Management, where he worked for 27 years. Mr. Miller earned his bachelor’s degree from Duke University, his master’s degree from Northwestern University and his MBA from the University of Chicago Booth School of Business. Mr. Miller manages the High Yield Municipal Fund and the Short Duration High Yield Municipal Fund.

George Ross, CFA. Mr. Ross joined the Adviser in 2003 and has performed a number of roles. Currently, Mr. Ross is a senior research analyst with responsibility for metals & mining, midstream energy & infrastructure, oilfield services & equipment, packaging and investment grade credit. Previously, Mr. Ross served as director of research and portfolio manager for the Adviser’s Event Driven team. Prior to joining the firm, Mr. Ross worked for seven years in the technology sector, ending as a senior engineer for I-Deal LLC. Mr. Ross earned a BA in political economy and literature from Tulane University and an MFA in writing from the University of Iowa. Mr. Ross manages Global Real Assets Fund with Portfolio Managers Benjamin Bahr, John Masi and David Wang.

David Wang, CFA. Mr. Wang joined the Adviser in January 2017. He previously spent five years as a research associate covering energy, industrials and healthcare services at Dodge & Cox in San Francisco. He received his undergraduate degrees from the University of Pennsylvania in Economics and Electrical Engineering and his MBA from Harvard University. Mr. Wang manages Global Real Assets Fund with Portfolio Managers Benjamin Bahr, John Masi and George Ross.

Mark Wright, CFA. Mr. Wright joined the Adviser in July 2007. Previously, Mr. Wright was a Senior Analyst for Investment Banking at Dresner Capital Resources and, subsequently, spent 11 years at Morningstar as a Senior Analyst, Finance Consultant and Director of Tools & Portfolio Content. He is a graduate of the University of Chicago and the Sloan School of Management at MIT. Mr. Wright manages U.S. Fund with Portfolios Managers Matthew McLennan, Kimball Brooker, Jr. and Matthew Lamphier.

Pursuant to an advisory agreement with the Funds, the Adviser is responsible for the management of each of the Funds’ portfolios. In return for its investment management services, each Fund pays the Adviser a fee at the annual rate of the average daily value of its net assets as follows:

Management Fee
Global Fund	0.75%
Overseas Fund	0.75%
U.S. Fund	0.75%
7

Gold Fund	0.75%
Global Income Builder Fund	0.75%
Rising Dividend Fund	0.50%*
Small Cap Fund	0.85%**
Smid Cap Fund	0.75%***
Global Real Assets Fund	0.65%****
High Yield Municipal Fund	0.45%*****
Short Duration High Yield Municipal Fund	0.45%******

* The Adviser has contractually agreed to waive and/or reimburse certain fees and expenses of Classes A, C, I and R6 so that the total annual operating expenses (excluding interest charges on any borrowings, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, dividend and other expenses relating to short sales, and extraordinary expenses, if any) (“annual operating expenses”) of each class are limited to 0.90%, 1.65%, 0.65% and 0.65% of average net assets, respectively. Each of these undertakings lasts until February 28, 2026 and may not be terminated during its term without the consent of the Board of Trustees. The Fund has agreed that each of Classes A, C, I and R6 will repay the Adviser for fees and expenses waived or reimbursed for the class provided that repayment does not cause annual operating expenses (after the repayment is taken into account) to exceed the lesser of: (1) 0.90%, 1.65%, 0.65% and 0.65% of the class’ average net assets, respectively; or (2) if applicable, the then-current expense limitations. Any such repayment must be made within three years after the year in which the Adviser incurred the expense.

** The Adviser has contractually agreed to waive and/or reimburse certain fees and expenses of Classes A, C, I and R6 so that the total annual operating expenses (excluding interest charges on any borrowings, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, dividend and other expenses relating to short sales, and extraordinary expenses, if any) (“annual operating expenses”) of each class are limited to 1.25%, 2.00%, 1.00% and 1.00% of average net assets, respectively. Each of these undertakings lasts until February 28, 2026 and may not be terminated during its term without the consent of the Board of Trustees. The Fund has agreed that each of Classes A, C, I and R6 will repay the Adviser for fees and expenses waived or reimbursed for the class provided that repayment does not cause annual operating expenses (after the repayment is taken into account) to exceed the lesser of: (1) 1.25%, 2.00%, 1.00% and 1.00% of the class’ average net assets, respectively; or (2) if applicable, the then-current expense limitations. Any such repayment must be made within three years after the year in which the Adviser incurred the expense.

*** The Adviser has contractually agreed to waive and/or reimburse certain fees and expenses of Classes A, I and R6 so that the total annual operating expenses (excluding interest charges on any borrowings, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, dividend and other expenses relating to short sales, and extraordinary expenses, if any) (“annual operating expenses”) of each class are limited to 1.20%, 0.95% and 0.95% of average net assets, respectively. Each of these undertakings lasts until February 28, 2026 and may not be terminated during its term without the consent of the Board of Trustees. The Fund has agreed that each of Classes A, I and R6 will repay the Adviser for fees and expenses waived or reimbursed for the class provided that repayment does not cause annual operating expenses (after the repayment is taken into account) to exceed the lesser of: (1) 1.20%, 0.95% and 0.95% of the class’ average net assets, respectively; or (2) if applicable, the then-current expense limitations. Any such repayment must be made within three years after the year in which the Adviser incurred the expense.

**** The Adviser has contractually agreed to waive and/or reimburse certain fees and expenses of Classes A, I and R6 so that the total annual operating expenses (excluding interest charges on any borrowings, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, dividend and other expenses relating to short sales, and extraordinary expenses, if any) (“annual operating expenses”) of each class are limited to 1.10%, 0.85% and 0.85% of average net assets, respectively. Each of these undertakings lasts until February 28, 2026 and may not be terminated during its term without the consent of the Board of Trustees. The Fund has agreed that each of Classes A, I and R6 will repay the Adviser for fees and expenses waived or reimbursed for the class provided that repayment does not cause annual operating expenses (after the repayment is taken into account) to exceed the lesser of: (1) 1.10%, 0.85% and 0.85% of the class’ average net assets, respectively; or (2) if applicable, the then-current expense limitations. Any such repayment must be made within three years after the year in which the Adviser incurred the expense.

***** The Adviser has contractually agreed to waive and/or reimburse certain fees and expenses of Classes A, C, I and R6 so that the total annual operating expenses (excluding interest charges on any borrowings, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, dividend and other expenses relating to short sales, and extraordinary expenses, if any) (“annual operating expenses”) of each class are limited to 0.85%, 1.60%, 0.60% and 0.60% of average net assets, respectively. Each of these undertakings lasts until February 28, 2026 and may not be terminated during its term without the consent of the Board. The Fund has agreed that each of Classes A, C, I and R6 will repay the Adviser for fees and expenses waived or reimbursed for the class provided that repayment does not cause annual operating expenses (after the repayment is taken into account) to exceed the lesser of: (1) 0.85%, 1.60%, 0.60% and 0.60% of the class’ average net assets, respectively; or (2) if applicable, the then-current expense limitations. Any such repayment must be made within three years after the year in which the Adviser incurred the expense.

****** The Adviser has contractually agreed to waive and/or reimburse certain fees and expenses of Classes A, C, I and R6 so that the total annual operating expenses (excluding interest charges on any borrowings, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, dividend and other expenses relating to short sales, and extraordinary expenses, if any) (“annual operating expenses”) of each class are limited to 0.85%, 1.60%, 0.60% and 0.60% of average net assets, respectively. Each of these undertakings lasts until February 28, 2026 and may not be terminated during its term without the consent of the Board of Trustees. The Fund has agreed that each of Classes A, C, I and R6 will repay the Adviser for fees and expenses waived or reimbursed for the class provided that repayment does not cause annual operating expenses (after the repayment is taken into account) to exceed the lesser of: (1) 0.85%, 1.60%, 0.60% and 0.60% of the class’ average net assets, respectively; or (2) if applicable, the then-current expense limitations. Any such repayment must be made within three years after the year in which the Adviser incurred the expense.

8

The Adviser also performs certain administrative, accounting, operations, compliance and other services on behalf of the Funds, and in accordance with its agreements with them, the Funds (other than the Global Income Builder Fund) reimburse the Adviser for costs (including personnel, related overhead and other costs) related to those services. Those reimbursements may not exceed an annual rate of 0.05% of the value of a Fund’s average daily net assets. Global Income Builder Fund pays a fee to the Adviser related to those services. The fee is an annual rate of 0.05% of the value of the Global Income Builder Fund’s average daily net assets.

History of the Existing Advisory Agreements

Each Fund originally entered into an advisory agreement with FEIM immediately following that original agreement’s approval by each Fund’s Shareholders:

Name of Fund	Date of Shareholder Vote

First Eagle Global Fund

First Eagle Overseas Fund

First Eagle U.S. Fund

First Eagle Gold Fund

First Eagle Global Income Builder Fund

First Eagle Rising Dividend Fund

First Eagle Small Cap Opportunity Fund

First Eagle U.S. Smid Cap Opportunity Fund

First Eagle Global Real Assets Fund

First Eagle High Yield Municipal Fund

First Eagle Short Duration High Yield Municipal Fund

November 13, 2015 November 13, 2015 November 13, 2015 November 13, 2015 November 13, 2015 November 13, 2015 July 1, 2021 August 15, 2022 September 9, 2021 November 13, 2015 December 19, 2023

The above dates were, in each case, the last time the Shareholders voted on the advisory arrangements with FEIM.

The Board recently approved the existing advisory agreements, in accordance with its annual review process, at a regularly scheduled Board meeting on June 5-6, 2024.

Fees

The table below sets forth the total investment advisory fees paid by the Funds to the Adviser for the past three fiscal years. Investment advisory fees are paid monthly.

Fund	2024	2023	2022
First Eagle Global Fund	$393,022,590	$355,670,111	$353,969,256
First Eagle Overseas Fund	$93,232,514	$93,443,422	$97,482,180
First Eagle U.S. Fund	$9,707,346	$8,874,426**	$9,096,992**
First Eagle Gold Fund	$17,964,886	$16,835,453	$15,677,281
First Eagle Global Income Builder Fund	$12,900,132	$12,435,699	$10,282,779
First Eagle Rising Dividend Fund	$2,041,075	$1,872,616	$2,251,188
First Eagle Small Cap Opportunity Fund	$15,237,819	$8,472,827	$3,036,674
First Eagle Smid Cap Opportunity Fund*	$290,613	$134,562	$1,757
First Eagle Global Real Assets Fund	$84,873	$74,433	$55,098
First Eagle High Yield Municipal Fund	$6,470,622	$790,978	$909,581
First Eagle Short Duration High Yield Municipal Fund*	$168,828***	$—	$—

* The Short Duration High Yield Municipal Fund and Smid Cap Fund commenced investment operations in January 2024 and August 2022, respectively.

** Reflects a contractual waiver of the Adviser’s management fee at an annual rate in the amount of 0.05% of the average daily value of the Fund’s net assets for the period through October 31, 2023, which had the effect of reducing the management fee from 0.75% to 0.70%. This waiver has ceased as of March 1, 2024.

*** Reflects a contractual waiver of the Adviser’s management fee for the period from May 1, 2024 through October 31, 2024. This waiver had the effect of reducing the management fee for the term of the waiver from 0.45% to 0.00%. Any waiver that was directly attributable to the management fee for the period from May 1, 2024 through October 31, 2024 will not be repaid to the Adviser.

The table below sets forth the administrative and accounting costs reimbursed by the Funds to the Adviser for the past three fiscal years. These expense reimbursements are in addition to investment advisory fees paid.

Fund	2024	2023	2022
First Eagle Global Fund	$3,854,189	$3,393,719	$3,119,812
First Eagle Overseas Fund	$1,012,105	$863,458	$1,232,472
First Eagle U.S. Fund	$195,294	$196,369	$212,083
9

First Eagle Gold Fund	$309,890	$253,006	$284,930
First Eagle Rising Dividend Fund	$186,792	$221,819	$336,414
First Eagle Small Cap Opportunity Fund	$371,257	$466,842	$267,738
First Eagle Smid Cap Opportunity Fund*	$86,047	$19,627	$1,259
First Eagle Global Real Assets Fund	$86,660	$89,715	$313
First Eagle High Yield Municipal Fund**	$—	$—	N/A
First Eagle Short Duration High Yield Municipal Fund*	$25,315	$—	N/A

* The Short Duration High Yield Municipal Fund and Smid Cap Fund commenced investment operations in January 2024 and August 2022, respectively.

**	Prior to December 27, 2023, the High Yield Municipal Fund paid the Adviser a fee for these services at an annual rate of 0.05% of the Fund’s average daily net assets.

The table below sets forth the administrative and accounting costs (pursuant to the fee arrangement described under the listing of advisory fees set out above) paid by the First Eagle Global Income Builder Fund and the First Eagle High Yield Municipal Fund to the Adviser for the past three fiscal years. These fees are in addition to investment advisory fees paid.

Fund	2024	2023	2022
First Eagle Global Income Builder Fund	$859,998	$829,071	$685,539
First Eagle High Yield Municipal Fund*	$355,232	$87,889	$101,067

*	Prior to December 27, 2023, the High Yield Municipal Fund paid the Adviser a fee for these services at an annual rate of 0.05% of the Fund’s average daily net assets.

For the past three fiscal years, there were no brokerage commissions (or options clearing charges) paid to a broker-dealer affiliate or related party of the Adviser.

Parent of FEIM

FEIM is a subsidiary of FE Holdings. FE Holdings is a privately-owned holding company organized under the laws of the State of Delaware. It is located at 1345 Avenue of the Americas, New York, NY 10105. A portion of the interests in FEIM (representing less than 10% of the total outstanding) is indirectly owned by FEIM employees.

Officers and Directors of FEIM

The name of each officer or director of the Funds who is an officer, employee, director, general partner or shareholder of the Adviser is as follows: John P. Arnhold (Trustee), Mehdi Mahmud (President and Trustee of the Trust), Robert Bruno (Senior Vice President of the Trust), Brandon Webster (Chief Financial Officer and Principal Financial Officer of the Trust), Seth Gelman (Chief Compliance Officer of the Trust), David O’Connor (General Counsel of the Trust), Sheelyn Michael (Secretary and Deputy General Counsel of the Trust), Shuang Wu (Treasurer of the Trust), Michael Luzzatto (Vice President of the Trust), Byron Spivack (Deputy General Counsel of the Trust) and Casey Walker (Assistant Secretary of the Trust).

Interest of Certain Persons in the Approval of the New Advisory Agreements

As the Adviser and the Funds are the parties to the New Advisory Agreements, persons associated with the Adviser and the Funds – including each of the members of the Board of Trustees and the officers of the Trust – may be viewed as having an interest in the outcome of the First Meeting. Two of the Board’s Trustees, Mr. John Arnhold and Mr. Mehdi Mahmud, are associated with the Adviser and its parent company (FE Holdings) by current or prior employment and by service on the governing board of the parent company and are thus not considered to be “independent” under applicable law. Each of Mr. Arnhold and Mr. Mahmud also has an ownership interest in FE Holdings. Mr. Mahmud also has an indirect ownership interest in Adviser through certain employee equity vehicles that hold units of the Adviser. All of the officers of the Trust are employees of the Adviser.

Additionally, certain of the officers of the Trust have indirect ownership interests in FE Holdings and the Adviser. With the exception of those officers and the trustees mentioned above, no other person, or any associate thereof, who has been a Trustee or officer of the Trust at any time since the beginning of the last fiscal year has any substantial interest, direct or indirect, by security holdings or otherwise, in any matter to be acted upon at the First Meeting (such interest does not include any interest arising from the ownership of securities of the Trust where the shareholder receives no extra or special benefit not shared on a pro rata basis by all other holders of the same class).

The New Advisory Agreements

The terms and conditions of the New Advisory Agreements are substantially similar to the existing agreements. The fees payable to the Adviser under the New Advisory Agreements will be identical to the fees payable under the existing agreements.

In addition, the Adviser has assured the Board that it will continue to provide the same level of advisory services to First Eagle Funds under the New Advisory Agreements as it provided under the existing advisory agreements. No arrangement or understanding was made in connection with the New Advisory Agreements with respect to the composition of the Board of Trustees of the Trust or the governing board of the Adviser or with respect to the selection or appointment of any person to any office with the Trust or the Adviser. Representatives of the Buyers and the Adviser will be represented on the governing board of the general partner to the Buyers’ parent.

10

Each of the First Eagle Global Fund, First Eagle Overseas Fund, First Eagle U.S. Fund, First Eagle Global Income Builder Fund, First Eagle Gold Fund and First Eagle Global Real Assets Fund invests a portion of its assets through an offshore subsidiary that is wholly owned by the relevant Fund as described in the Fund’s prospectus. FEIM also serves as investment adviser to each subsidiary under a subsidiary advisory agreement that is substantially similar to the corresponding agreements with the Funds with and pursuant to the terms of the subsidiary advisory agreements with no additional or special compensation. As a matter of convenience, the subsidiary also may have entered into an investment management agreement with the Adviser to document the applicable trading authority. These subsidiary advisory agreements have been approved by the Trust’s Board of Trustees to continue for the same term as the New Advisory Agreements. For the avoidance of doubt, the approval of Proposal 1 under this Proxy Statement will serve as approval of continuation of any such subsidiary investment management agreement. There will be no change in fees or other terms for the subsidiary advisory agreements.

The New Advisory Agreements are Substantially Similar to the Existing Advisory Agreements (“Existing Advisory Agreements”)

Notwithstanding references to the New Advisory Agreements as “new,” these agreements are substantially the same as the Existing Advisory Agreements. Nonetheless, SEC regulation requires the following general description of the terms of the New Advisory Agreements. Copies of the form of the New Advisory Agreements are included in this Proxy Statement as APPENDIX C. All material terms of the existing agreements are being carried forward, with a number of immaterial updates. You can refer to the appendix for the complete terms.

There will be no change in the schedule of fees payable to the Adviser for investment advisory services under the New Advisory Agreements and the New Advisory Agreements do not change advisory service terms. Both the New Advisory Agreements and the existing arrangements provide that the Adviser will manage the investment and reinvestment of the assets of First Eagle Funds. The New Advisory Agreements do not change the terms for dealing with securities brokers and dealers on behalf of the Fund and do not change the terms as to limitation of liability. In addition, the New Advisory Agreements do not change as to term (initial two-year term, with expected one-year terms after that), choice of law, continuance, and termination.

Board Considerations for the New Advisory Agreements

At a meeting held on April 3, 2025, the Board, including a majority of the independent trustees (the “Independent Trustees”), approved the New Advisory Agreements and determined to recommend approval of the New Advisory Agreements to the shareholders of each Fund.

In its deliberations, the Board had the benefit of information provided by the Adviser in response to written information requests relating to the Transaction that had been made by counsel to the Independent Trustees on their behalf, as well as informational sessions relating to the Transaction at the December 2024 Board meeting and a special Board meeting held on February 12, 2025. The Board also referred to the information provided to the Board in connection with the most recent renewal of the Existing Advisory Agreements at the June 2024 meeting of the Board, which had included comprehensive fee, expense and performance comparisons prepared by a third-party consultant, including comparisons to peer mutual funds, to Morningstar and Lipper “Category Averages,” and to the Funds’ stated market benchmarks. The Board also had the benefit of receiving presentations from and holding discussions with management throughout the year.

At the April 2025 Board meeting, the Board met with senior management of the Adviser, with multiple portfolio managers and portfolio management teams, and with representatives of the Buyers. Discussion covered the respective goals and interests of the different parties, the expected timetable of the Transaction, financing and other key economic terms, the perspectives of key employees and related executive and employee retention initiatives, and the expected business strategies of and resources available to the Adviser going forward. The Board also was advised of alternatives to the Transaction that had been considered by management and management’s view that the Transaction, and related continuation of the Adviser’s services without interruption under the New Advisory Agreements, is desirable and appropriate and in the interests of the Adviser, its parent company and the Funds and their shareholders. Among other representations made by the Buyers, the Buyers confirmed that the Buyers will exercise their oversight of the Adviser’s business at the level of the parent company board of directors and will not be involved in the day-to-day management of Adviser. The Adviser and the Buyers each also confirmed that no change in investment processes is anticipated as a result of the Transaction.

The various sessions held throughout the day at the meeting included executive sessions when only the Independent Trustees and their counsel were present, executive sessions of the full Board, and executive sessions that included participation by select portfolio managers. Prior to approving the New Advisory Agreements, the Independent Trustees met in executive session with their independent counsel to discuss management’s written responses to their information request and reviewed their legal and fiduciary obligations and the factors relating to their evaluation and approval.

In their deliberations, Trustees attributed different weights to the various factors, and no factor alone was considered dispositive. At the conclusion of their review, the Trustees determined that the advisory fees continue to be fair and reasonable under the circumstances and within the range of what could be negotiated at arm’s length, and that the New Advisory Agreements should

11

serve the best interests of each Fund and its shareholders.

The Trustees considered the following topics in reaching their conclusion to approve the New Advisory Agreements:

Nature, Quality, and Extent of Services Provided by Adviser

•     The Trustees reviewed the services provided by the Adviser to the Funds and considered that the services were not expected to change in connection with the Transaction. The Adviser will provide the Funds with investment research, advice and supervision, and continuously furnish an investment portfolio for each Fund consistent with the Fund’s investment objectives, policies and restrictions as set forth in each Fund’s Prospectus. The Trustees were assured that service levels for the Funds subject to fee waivers, breakpoints or expense caps are not affected by the terms of the applicable fee waiver, breakpoint or expense cap.

•     The Trustees reviewed each Fund’s generally long-standing historical relationship with the Adviser and the institutional resources available to the Funds under that relationship. The Trustees, in their deliberations, recognized that, for many of the Funds’ shareholders, the decision to purchase Fund shares included a decision to select the Adviser as the investment adviser and that there is a strong association in the minds of Fund shareholders between the Adviser and each of the Funds.

•     The Trustees commented on the background and experience of the Funds’ portfolio managers and the quality of the Trustees’ regular meetings with them over time. The Trustees also noted that it was anticipated that the portfolio managers would not change in connection with the Transaction.

•     The Trustees commented on the representations received regarding the continued independent operations of the Adviser and appropriate resourcing of the investment and other core business functions. The Trustees also noted information provided on the Buyers, including their track record of growing businesses, their likely time period of ownership of the business and possible later exit strategies, their familiarity with the investment management industry and other highly regulated financial services sectors, their support for management’s strategic direction of the Adviser, and potential resources and other support that might be made available to the Adviser over time.

•     The Trustees noted that the costs associated with this proxy solicitation would be borne by the Adviser and/or the Buyers. No such costs would be borne by the Funds.

Investment Performance of the Funds and the Adviser

•     The Trustees were provided investment performance information for each Fund on both an absolute and a relative basis over 1-year, 3-year, 5-year and 10-year periods in connection with the June 2024 Board meeting and select updated performance information in connection with the April 2025 Board meeting (where applicable, with no performance presented for the Short Duration High Yield Municipal Fund given it is recently formed, has very limited performance to review).

Costs of Services To Be Provided and Profits To Be Realized by Adviser and its Affiliates From Relationship with Funds; Economies of Scale; Fall-Out Benefits

•     The Trustees were provided (in connection with the June 2024 Board meeting) detailed information regarding the total compensation to be received by the Adviser and the Funds’ total costs for using the Adviser’s services, taking into account expenses incurred by the Adviser that are passed through to the Funds (notably, under the administrative cost reimbursement program). The Trustees were also provided (in connection with the June 2024 Board meeting) comparative fee and expense information for peer mutual funds.

•     The Trustees considered representations that there will not be any unfair burden imposed on the Funds in connection with the Transaction, including that the fee terms would not increase for two years as a result of the Transaction (noting that any existing fee waivers or expense caps, or those imposed in the future for reasons unrelated to the Transaction, are expected to be governed in accordance with their terms).

•     The possibility of new affiliations in light of the Transaction were considered and it was determined that affiliates of the Buyers were not anticipated to have meaningful service or trading relationships with the Funds.

•     The Trustees considered potential economies of scale in the operation of the Funds and the provision of services by the Adviser. While economies of scale can be complex to assess and typically are not directly measurable, the Trustees noted that the Adviser may be able to employ economies of scale in certain areas relating to the management of the Funds, potentially including investment management, trading, compliance and back-office operations. In the case of the administrative expense reimbursements, which is the method by which the majority of the Funds “pay” for administrative services performed by the Adviser, because they represent the provision of services at cost, any economies of scale realized are, by definition, for the benefit of the Funds. Further scale as a result of the Transaction was considered but viewed as speculative.

•     The Trustees reviewed the Adviser’s financial condition and profitability and were provided (in connection with the June 2024 Board meeting) information showing estimated and indicative profitability for the Adviser, generally on a Fund by Fund basis. Profits to the Adviser vary meaningfully depending on the particular Fund, with some Funds showing losses to the Adviser and others showing profits. The Trustees noted the cyclical and competitive nature of the global asset management industry and the related importance of profitability (when considered across the business) in maintaining the Adviser’s culture and management continuity. The Trustees also noted that the Adviser has always shown the willingness to commit resources to support investment in the business and to maintain the generally high quality of the overall shareholder experience in the Funds, such as attracting and retaining qualified personnel and investing in technology. Levels of support are not dependent on or reflective of the profits realized on a per-Fund basis.

12

•     The Trustees considered compensation and equity ownership incentives for key employees that would be included as part of the Transaction (or otherwise continued). The Trustees also considered the financial structure of the Transaction including the level of leverage that would be taken on by the Adviser’s parent company.

* * *

The Board recommends that Shareholders vote “FOR” approval of the New Advisory Agreements.

* * *

Proposal 2:

Currently, the Board of Trustees of the Trust consists of nine members. The Board of Trustees of the Trust has voted to nominate Lisa Anderson, Candace K. Beinecke, Peter W. Davidson, Jean D. Hamilton, William M. Kelly, Paul J. Lawler, Mandakini Puri, John P. Arnhold, and Mehdi Mahmud to continue to serve as Trustees of the Trust. While a majority of the current Trustees have been elected by shareholders, several Trustees were appointed to their positions over time by action of the Board. The Board believes it is desirable and appropriate to seek election of the full Board of Trustees as part of the current proxy process.

Additionally, the Board of Trustees nominates Scott Sleyster (together with the Trustees listed above the “Trustee Nominees” and each a “Trustee Nominee”) for your consideration.

Election of each of the current nine members of the Board of Trustees will be effective immediately upon receiving the required votes at the Second Meeting. Mr. Sleyster’s election will be effective upon his eligibility to serve as an Independent Trustee, which is expected to be on the six month anniversary of his retirement from his roles at Prudential, a First Eagle distribution partner, so on or about September 2025.

Unless otherwise noted, the address of each Trustee Nominee is c/o First Eagle Funds, Inc., 1345 Avenue of the Americas, New York, New York 10105. The term of office for each Trustee is indefinite, such that he or she will serve until the election of any successor or until death, resignation or removal.

INDEPENDENT TRUSTEE NOMINEES(1)

Name, Address and Age	Position(s) Held with the Trust	Term of Office(2) and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships/ Trusteeships Held by Trustee During Past Five (5) Years

Lisa Anderson 1345 Avenue of the Americas New York, New York 10105 (born October 1950)	Trustee	December 2005 to present	Special Lecturer and James T. Shotwell Professor of International Relations Emerita at the Columbia University School of International and Public Affairs; prior to January 2016, President of the American University in Cairo	15	Trustee, First Eagle Variable Funds (1 portfolio); Trustee, First Eagle Credit Opportunities Fund; Trustee, First Eagle Real Estate Debt Fund; Member Emerita, Human Rights Watch; Member, Advisory Board, School of Global Affairs and Public Policy, American University in Cairo; Member, Advisory Board, Kluge Center, Library of Congress, Washington, DC; Trustee, Hertie School of Governance (Berlin); Trustee, Tufts University; Trustee, Aga Khan University
13

Name, Address and Age	Position(s) Held with the Trust	Term of Office(2) and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships/ Trusteeships Held by Trustee During Past Five (5) Years
Candace K. Beinecke* 1345 Avenue of the Americas New York, New York 10105 (born November 1946)	Trustee (Chair)	December 1999 to present(3)	Senior Counsel, Hughes Hubbard & Reed LLP; prior to April 2017, Chair, Hughes Hubbard & Reed LLP	15	Trustee, First Eagle Variable Funds (Chair) (1 portfolio); Trustee, First Eagle Credit Opportunities Fund (Chair); Trustee, First Eagle Real Estate Debt Fund; Lead Trustee Vornado Realty Trust; Trustee and Co-Chair, Metropolitan Museum of Art; Director, Partnership for New York City

Peter W. Davidson 1345 Avenue of the Americas New York, New York 10105 (born May 1959)	Trustee	December 2019 to present	Chief Executive Officer, Aligned Climate Capital LLC; prior to January 2019, Chief Executive Officer, Aligned Intermediary; prior to June 2015, Executive Director of the Loan Program Office at the U.S. Department of Energy	15

Trustee, First Eagle Variable Funds (1 portfolio); Trustee, First Eagle Credit Opportunities Fund; Trustee, First Eagle Real Estate Debt Fund; Board member, BrightNight Holding; Chairman, Summit Ridge Energy; Chairman, JM Kaplan Fund; Chairman, Green-Wood Cemetery; Board member, Nyle Water Systems; Member, Aligned Climate Capital LLC

Jean D. Hamilton 1345 Avenue of the Americas New York, New York 10105 (born January 1947)	Trustee	March 2003 to present	Private Investor/Independent Consultant/Member, Brock Capital Group LLC	15	Trustee, First Eagle Variable Funds (1 portfolio); Trustee, First Eagle Credit Opportunities Fund; Trustee, First Eagle Real Estate Debt Fund; Chairman, Investment Committee, Thomas Cole National Historic Site; Member, Investment Advisory Committee, Liz Claiborne and Art Ortenberg Foundation; prior to June 2012, Director, Four Nations; prior to May 2022, Director, RenaissanceRe Holdings Ltd

William M. Kelly 1345 Avenue of the Americas New York, New York 10105 (born February 1944)	Trustee	December 1999 to present(4)	Private Investor	15	Trustee, First Eagle Variable Funds (1 portfolio); Trustee, First Eagle Credit Opportunities Fund; Trustee, First Eagle Real Estate Debt Fund; Trustee Emeritus, St. Anselm College
14

Name, Address and Age	Position(s) Held with the Trust	Term of Office(2) and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships/ Trusteeships Held by Trustee During Past Five (5) Years
Paul J. Lawler 1345 Avenue of the Americas New York, New York 10105 (born May 1948)	Trustee	March 2002 to present	Private Investor	15	Trustee, First Eagle Variable Funds (1 portfolio); Trustee, First Eagle Credit Opportunities Fund; Trustee, First Eagle Real Estate Debt Fund; Trustee Emeritus, The American University in Cairo; Trustee, registered investment company advised by affiliates of Blackstone Inc. (1 portfolio); Director, Historic Eastfield Foundation

Mandakini Puri 1345 Avenue of the Americas New York, New York 10105 (born February 1960)	Trustee	April 2023 to present	Independent Consultant and Private Investor; prior to May 2013, Managing Director and Co-Head of BlackRock Private Equity	15	Trustee, First Eagle Variable Funds (1 portfolio); Trustee, First Eagle Credit Opportunities Fund; Trustee, First Eagle Real Estate Debt Fund; Trustee, Vornado Realty Trust; Director, Alexander’s Inc.; Trustee, V&A Americas Foundation; Director, The Nudge Foundation; prior to June 2021, Member, Wharton School Graduate Executive Board

Scott Sleyster 1345 Avenue of the Americas New York, New York 10105 (born January 1960)		April 2025 to present	Executive Vice President and Head of Market Competitiveness at Prudential Financial	N/A	Board of directors, North Star Academy; Trustee, Princeton Theological Seminary; Member of Columbia University’s Climate Board of Advisors

(1)	Trustees who are not “interested persons” of the Trust as defined in the Investment Company Act (i.e., the Independent Trustees). As noted above, Mr. Sleyster will not commence his service on the Board of Trustees until he is both elected and eligible to serve as an Independent Trustee.
(2)	The term of office of each Independent Trustee is indefinite.
(3)	Ms. Beinecke also served as a trustee of the predecessor fund to the Rising Dividend Fund since 1996.
(4)	Mr. Kelly also served as a trustee of the predecessor fund to the Rising Dividend Fund since 1998.
*	Hughes Hubbard & Reed LLP has provided legal services to an entity in which one of the Adviser’s parent companies holds indirectly a minority equity interest. That matter is now concluded. Ms. Beinecke, a senior counsel at the firm, had no role or economic interest in this matter. She is not a partner of the firm and will not share in the revenue from this matter, which, in any event, will represent only a de minimis percentage of firm revenue. The Board believes that this matter does not impact Ms. Beinecke’s status as an Independent Trustee.
15

INTERESTED TRUSTEE NOMINEES(1)

Name, Address and Age	Position(s) Held with the Trust	Term of Office(2) and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships/ Trusteeships Held by Trustee During Past Five (5) Years
John P. Arnhold 1345 Avenue of the Americas New York, New York 10105 (born December 1953)	Trustee	December 1999 to present	Director, First Eagle Holdings, Inc.; Managing Member, Arnhold LLC; prior to July 2017, Director, First Eagle Investment Management LLC; President, First Eagle Funds; President, First Eagle Variable Funds; Director, FEF Distributors, LLC; prior to March 2016, Co-President and Co-CEO First Eagle Holdings, Inc.; CIO and Chairman, First Eagle Investment Management, LLC; CEO and Chairman, FEF Distributors, LLC	15	Trustee, First Eagle Variable Funds (1 portfolio); Trustee, First Eagle Credit Opportunities Fund; Trustee, First Eagle Real Estate Debt Fund; Chairman and Director, Arnhold Ceramics; Director, The Arnhold Foundation; Director, The Mulago Foundation; Director, WNET.org; Trustee Emeritus, Trinity Episcopal Schools Corp.; Trustee, Jazz at Lincoln Center; Life Trustee, International Tennis Hall of Fame; Advisor, Investment Committee of the USTA; Managing Member, New Eagle Holdings Management Company, LLC; Trustee, UC Santa Barbara Foundation; Director, Conservation International; prior to January 2018, Director, First Eagle Amundi; prior to June 2016, Trustee, Vassar College

Mehdi Mahmud 1345 Avenue of the Americas New York, New York 10105 (born September 1972)	Trustee	September 2019 to present	President and Chief Executive Officer, First Eagle Investment Management, LLC; President, First Eagle Funds and First Eagle Variable Funds; Chief Executive Officer, First Eagle Alternative Credit, LLC; prior to March 2016, Chairman and Chief Executive Officer, Jennison Associates LLC	15	Trustee, First Eagle Variable Funds (1 portfolio); Trustee, First Eagle Credit Opportunities Fund; Trustee, First Eagle Real Estate Debt Fund; Director, First Eagle Amundi; Director, Third Point Reinsurance Ltd.

(1)	Each of Messrs. Arnhold and Mahmud is treated as an Interested Trustee because of the professional roles each holds or has held with the Adviser.
(2)	The term of office of each Interested Trustee is indefinite.

If Proposal 2 is approved by the Shareholders, each of the nine currently serving Trustee Nominees shall be elected and continue to serve without interruption as Trustees on the Board of Trustees of the Trust and Mr. Sleyster’s service is expected to commence upon his eligibility to serve as an Independent Trustee (which is expected to be on the six month anniversary of his retirement from his roles at Prudential, a First Eagle distribution partner, so on or about September 1, 2025).

The Trustee Nominees have consented to be named in this Proxy Statement and to continue to serve as Trustee of the Trust, if elected. In case they shall be unable or shall fail to act as a Trustee because of an unexpected occurrence, the proxies may be voted for such

16

other person as shall be determined by the persons acting under the proxies in their discretion.

It is intended that the proxies of the Trust will be voted ‘FOR’ the election of each Trustee Nominee. If they are so elected, they will each serve as Trustee until the election and qualification of their respective successor or until they sooner die, resign or are removed as provided in the Declaration of Trust of the Trust. Since the Trust does not intend to hold annual Shareholder meetings, Trustees may hold office for an indefinite period.

The Board of Trustees of the Trust recommends that Shareholders vote ‘FOR’ the election of the Trust Nominees to continue to serve as Trustees of the Trust uninterrupted and in the case of Scott Sleyster to commence service as Trustee on or about September 1, 2025.

Trustee Qualifications

All Trustees are expected to demonstrate various personal characteristics appropriate to their position, such as integrity and the exercise of professional care and business judgment. All Trustees are also expected to meet the necessary time commitments for service on the Board. The Board then generally views each Trustee appointment or nomination in the context of the Board’s overall composition and diversity of backgrounds and considers each Trustee’s individual professional experience and service on other boards of directors, as well as his or her current and prior roles (such as committee service) on the Board.

The following summarizes the experience and qualifications of the Trustee Nominees:

Dr. Lisa Anderson. Dr. Anderson has significant leadership experience at prominent academic institutions. She is currently serving as the Special Lecturer and James T. Shotwell Professor of International Relations Emerita at the Columbia University School of International and Public Affairs. Previously, she served as President of the American University in Cairo; Provost of that institution; and Dean of the Columbia School of International and Public Affairs. Dr. Anderson also serves on the boards or steering committees of various research and public affairs organizations. At First Eagle Funds, Dr. Anderson serves on the Board’s Nominating and Governance Committee and the Board Valuation, Liquidity and Allocations Committee.

Mr. John Arnhold. Mr. Arnhold has significant executive and investment management experience. He previously was President of the First Eagle Funds and Chief Investment Officer of First Eagle Investment Management, LLC, the investment adviser to the Funds. Mr. Arnhold serves on the board of the Adviser’s holding company and also serves on the boards of various charitable and educational institutions. At First Eagle Funds, Mr. Arnhold serves on the Board Valuation, Liquidity and Allocations Committee and was previously the Board’s Chairman.

Ms. Candace Beinecke. Ms. Beinecke has significant executive and business advisory experience. She is Senior Counsel, and previously was the Senior Partner and the CEO and Chair, of Hughes Hubbard & Reed LLP, an international law firm. Ms. Beinecke also serves on the board of a major public real estate investment trust, and has served as a long standing member of the boards of a public international industrial firm and a major public media company. Ms. Beinecke also serves and has served on the board of major charitable organizations. At First Eagle Funds, Ms. Beinecke serves as Chair of the Board of Trustees, as Chair of the Board’s Nominating and Governance Committee, as a member of the Board Valuation, Liquidity and Allocations Committee and as a member of two specialized Board Committees (one of which is a sub-committee of the Nominating and Governance Committee).

Mr. Peter Davidson. Mr. Davidson has significant executive and investment management experience. He is the Chief Executive Officer of Aligned Climate Capital LLC, a U.S. registered investment adviser that focuses on investments in climate infrastructure projects. Since September 2016, Mr. Davidson has served as a director of Envision Solar International, Inc., a sustainable technology innovation company based in San Diego, California. Mr. Davidson is also an adjunct professor at Columbia University’s School of International and Political Affairs. In May 2013, Mr. Davidson was appointed by President Obama to serve as the executive director of the Loan Program Office at the U.S. Department of Energy, a position he held until June 2015. At First Eagle Funds, he serves on the Board’s Nominating and Governance Committee and the Board Valuation, Liquidity and Allocations Committee.

Ms. Jean Hamilton. Ms. Hamilton has significant professional and leadership experience in the financial services industry. Currently engaged as a private investor and consultant, she previously held a number of senior executive positions with Prudential Financial, Inc. Ms. Hamilton also serves on the boards of various charitable institutions. Prior to May 2022, Ms. Hamilton served on the board of an international reinsurance firm. At First Eagle Funds, Ms. Hamilton serves on the Board’s Audit Committee, as Chair of the Board Valuation, Liquidity and Allocations Committee and on two specialized Board Committees (one of which is a sub-committee of the Nominating and Governance Committee).

Mr. William Kelly. Mr. Kelly has significant professional and leadership experience in the financial services industry, with an emphasis on the asset management sector. Currently engaged as a private investor and consultant, he previously was president of the investment management firm of Lingold & Associates. Mr. Kelly has served on the boards of various academic and charitable institutions. At First Eagle Funds, Mr. Kelly serves on the Board’s Audit Committee and the Board Valuation, Liquidity and Allocations Committee.

Mr. Paul Lawler. Mr. Lawler has significant portfolio management experience as an institutional investment manager. Currently engaged as a private investor and consultant, he previously served as chief investment officer for the W.K. Kellogg Foundation and in senior investment roles at other prominent not-for-profit organizations. Mr. Lawler also serves on the board of a registered investment

17

company advised by affiliates of Blackstone Inc. and on boards of various charitable institutions. At First Eagle Funds, Mr. Lawler serves as Chair of the Board’s Audit Committee.

Mr. Mehdi Mahmud. Mr. Mahmud has significant executive and investment management experience. Currently, Mr. Mahmud serves as the President and Chief Executive Officer of First Eagle Investment Management, LLC, Chief Executive Officer of First Eagle Alternative Credit, LLC and President of First Eagle Funds, First Eagle Variable Funds and First Eagle Credit Opportunities Fund. Prior to that, Mr. Mahmud was Chief Executive Officer and Chairman of the Board of Directors of Jennison Associates LLC. Prior to these roles, he held several senior management positions at Jennison relating to product and business strategy, investment supervision of the firm’s value, small-cap, opportunistic and income-equity capabilities, and oversight of key support areas including institutional, retail and sub-advisory client activities. He has also served in a variety of investment management roles at JP Morgan Investment Management and Credit Suisse Asset Management.

Ms. Mandakini Puri. Ms. Puri has significant executive and investment management experience. Currently an independent consultant and private investor, she serves on the boards of two NYSE-listed real estate investment trusts, and two non-profit organizations. Prior to 2018, Ms. Puri served on the board of a global provider of reinsurance and asset management services. From 2011 to May 2013, she was a Managing Director and Co-Head of BlackRock Private Equity. Prior to that, Ms. Puri was a Senior Vice President at Merrill Lynch until July 2009, where she co-founded Merrill Lynch’s private equity business in 1994 and was its Chief Investment Officer. At First Eagle Funds, Ms. Puri serves on the Board’s Audit Committee.

Mr. Scott Sleyster. Mr. Sleyster has significant executive and investment management experience. Currently an Executive Vice President and head of Market Competitiveness for Prudential Financial and serves on the board of directors of North Star Academy and serves as a trustee of the Princeton Theological Seminary and is a member of Columbia University’s Climate Board of Advisors. Prior to his current position, Mr. Sleyster has served as Chief Investment Officer, portfolio manager at Prudential. He also served as head of the Full-Service Retirement business, and chief financial officer for the Employee Benefits Division. Additionally, he has held roles in Prudential’s Treasury, Derivatives, and Investment Management units.

Each Independent Trustee also was nominated based in part on his or her status as a person who is not an “interested person” of the Trust as defined in the Investment Company Act. Descriptions of Trustee experience should not be taken to suggest that any Trustee is expert in a particular subject.

Organization of the Board

The Chair of the Board of Trustees is an Independent Trustee, and the Trust has a separate President. The standing committees of the Board are described below.

The organization of the Board of Trustees in this manner reflects the judgment of the Trustees that it is in the interests of the Funds and their shareholders to have an independent member of the Board preside at Board meetings, supervise the Board agenda and otherwise serve as the “lead” Trustee both at meetings and in overseeing the business of the Funds between meetings. It is also the judgment of the Trustees that there are efficiencies in having working committees responsible for or to assist with specific aspects of the Board’s business.

In reaching these judgments, the Trustees considered the Board’s working experience with both its current and past Board leadership and committee structures, legal requirements under applicable law, including the Investment Company Act, the perceived expectations of shareholders, information available on industry practice generally, the number of portfolios within the Trust, the nature of the underlying investment programs, and the relationship between the Trust and its principal service providers. The Board may consider different leadership structures in the future and make changes to these arrangements over time.

Board Oversight of Risk Management

In considering risks related to the Funds, the Board consults and receives reports from officers and personnel of the Funds and the Adviser, who are charged with the day-to-day risk oversight function. Matters regularly reported to the Board include certain risks involving the Funds’ investment portfolios, trading practices, operational matters, financial and accounting controls, and legal and regulatory compliance. The Board does not maintain a specific committee solely devoted to risk management responsibilities, but various standing committees of the Board and occasionally informal working groups of Trustees are involved in oversight of the risk management process. Risk management and Board-related reporting on risk management at the Adviser is not centralized in any one person or body. However, the Adviser has an Enterprise Risk Management function, which is part of the Legal and Compliance Department and led by the Head of Risk who reports to the General Counsel. The Risk Management team is functionally and hierarchically independent from the day-to-day business and operating units and is responsible for implementing firmwide risk governance framework and providing risk oversight including thematic reviews and internal audits.

Standing Committees of the Board

The following table describes the standing committees of the Board of Trustees of the Trust.

18

Committee Name	Members	Function(s)	Number of Committee Meetings in the Last Fiscal Year

Audit Committee	Jean D. Hamilton William M. Kelly Paul J. Lawler (Chair) Mandakini Puri each of whom is an Independent Trustee	Reviews the contract between the Trust and its independent registered public accounting firm (in this regard, assists the Board in selecting the independent registered public accounting firm and is responsible for overseeing that firm’s compensation and performance); oversees the audit process, including audit plans; oversees the Funds’ accounting and financial reporting policies, procedures and internal controls and acts as liaison to the independent registered public accounting firm; reviews financial statements contained in reports to regulators and shareholders with fund management and the independent registered public accounting firm; reviews and, as appropriate, approves in advance non-audit services provided by the independent registered public accounting firm to the Trust, the Adviser, and, in certain cases, other affiliates of the Trust.	4

Nominating and Governance Committee	Lisa Anderson Candace K. Beinecke (Chair) Peter W. Davidson each of whom is an Independent Trustee	Nominates new Independent Trustees of the Trust. (The Nominating and Governance Committee does not consider shareholder recommendations.) Considers various matters relating to the governance and operations of the Board of Trustees, including committee structure and Trustee compensation. Additionally, the Nominating and Governance Committee includes a sub-committee responsible for administering the Trustees’ deferred compensation plan.	3

Board Valuation, Liquidity and Allocations Committee	Lisa Anderson Candace K. Beinecke John P. Arnhold Peter W. Davidson Jean D. Hamilton (Chair) William M. Kelly	Monitors the execution of the valuation procedures, makes certain determinations in accordance with such procedures, and assists the Board in its oversight of the valuation of the Funds’ securities by the Adviser; reviews and approves recommendations by the Adviser for changes to the Funds’ valuation policies for submission to the Board for its approval; reviews the Adviser’s quarterly presentations on valuation; oversees the implementation of the Funds’ valuation policies by the Adviser; and monitors various matters associated with the Funds’ liquidity risk management program.	4

The Board of Trustees considers these to be its primary working committees but also organizes additional special or ad hoc committees of the Board from time to time. There currently are two such additional committees, one (as a sub-committee of the Nominating and Governance Committee) responsible for administering the Trustees’ deferred compensation plan, the other responsible for making various determinations as to the insurance policies maintained for the Funds and its Trustees and officers. Ms. Beinecke and Ms. Hamilton are currently the sole Trustees who serve on these additional committees.

The Board of Trustees has adopted a written charter for its Nominating and Governance Committee. A copy of the written charter, as amended through June 2024, is attached to this Proxy Statement as Appendix F.

Shareholder Communications

Shareholders may send communications to the Board of Trustees. Shareholders should send communications intended for the Board or for a Trustee by addressing the communication directly to the Board or individual Trustee and/or otherwise clearly indicating that the communication is for the Board or individual Trustee and by sending the communication to either the office of the Secretary of the Fund or directly to such Trustee at the address specified for such Trustee above. Other shareholder communications received by the Fund not directly addressed and sent to the Board will be reviewed and generally responded to by management and will be forwarded to the Board at management’s discretion based on the matters contained therein.

Compensation of the Trustees and Officers

Information on compensation of Trustees and Officers and on ownership of Shares of the Funds by the Trustees can be found in

19

APPENDIX E.

If you cannot attend the Meetings in person, please complete, sign and return the enclosed proxy in the envelope provided so that the Meetings may be held and action taken with the greatest possible number of shares participating.

SHAREHOLDER PROPOSALS FOR SUBSEQUENT MEETINGS

The Trust does not hold regular annual meetings of Shareholders. Any Shareholder who wishes to submit proposals to be considered at a subsequent meeting of Shareholders should send such proposals to the Trust at 1345 Avenue of the Americas, New York, New York 10105.

OTHER INFORMATION

On March 28, 2025, certain Funds, the Adviser, the Distributor, and certain of the Funds’ trustees and executives were named as defendants in a putative class action lawsuit filed in New York Supreme Court captioned Marianna Dandini v. First Eagle Funds, et al., Case No. 154204/2025. The complaint asserts violations of Sections 11, 12, and 15 of the Securities Exchange Act of 1933, and alleges that the Funds’ registration statements and prospectuses contained misstatements and omissions with respect to the Funds’ accounting practices and calculation of NAV. The plaintiff seeks various forms of relief, including unspecified compensatory damages, pre-judgment and post-judgment interest, attorneys’ fees and costs, and injunctive relief. After a schedule is entered, it is anticipated that the defendants will move to dismiss the complaint for failure to state any claim and perhaps other grounds.

HELP AVOID THE COST AND INCONVENIENCE OF ADDITIONAL SOLICITATIONS. PLEASE COMPLETE, SIGN, DATE AND RETURN THE PROXY CARD IN THE ENCLOSED ENVELOPE.

20

APPENDIX A

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP (“PwC”), 300 Madison Avenue, New York, New York 10017-6204 serves as the Trust’s independent registered public accountant. In this capacity, PwC audits and reports on First Eagle Funds’ annual financial statements and financial highlights. PwC reviews First Eagle Funds’ federal income, state income, and excise tax returns. PwC’s engagement commenced with the Trust’s fiscal year ending October 31, 2006. Prior to fiscal year 2006, a different accounting firm served as the independent registered public accounting firm for the Funds.

Audit fees paid by the Trust for professional services rendered by PwC related to the audit of the Trust’s annual financial statements or provided in connection with statutory and regulatory engagements, (such as review of financial information included in the Trust’s Prospectus and Statement of Information), were $700,443 for the fiscal year ended October 31, 2024, and such fees paid to PwC for the fiscal year ended October 31, 2023 were $631,499.

Audit-related fees paid by the Trust, defined as the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit or review of the Trust’s financial statements and are not reported under the heading Audit fees above were $0 for the fiscal year ended October 31, 2024, and such fees paid to PwC for the fiscal year ended October 31, 2023 were $0.

Tax fees paid by the Trust, defined as the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning, were $700,335 for the fiscal year ended October 31, 2024, and such fees paid to PwC for the fiscal year ended October 31, 2023 were $627,600.

All other fees paid by the Trust to PwC (i.e., for services other than those described with respect to audit fees, audit-related fees and tax fees above) were $0 for the fiscal year ended October 31, 2024 and $0 for the fiscal year ended October 31, 2023. (Additionally, during the same two periods, no such fees were paid to PwC by the Adviser or any other affiliated entity providing services to the Trust).

The Trust’s audit committee has adopted a policy whereby audit and non-audit services performed by the registrant’s principal accountant for the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant require pre-approval by the committee or a designated member thereof. If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by one audit committee member with ratification at the next scheduled audit committee meeting. During the periods indicated above, no services described under “Audit-Related Fees,” “Tax Fees” or “All Other Fees” were approved pursuant to the de minimis exception. For the fiscal year ended October 31, 2024, the percentage of hours spent on the audit of the registrant’s financial statements for the most recent fiscal year that were attributable to work performed by persons who are not full-time, permanent employees of PwC was 0%. Other than as described above, the aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant (“covered’), its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser (“non-covered’) that provides ongoing services to the registrant was $0 in 2024 and 2023. The Audit Committee has, however, considered whether the payment of the various fees outlined above are compatible with maintaining PwC’s independence with respect to the Trust.

Representatives of the principal accountant for the current year and for the most recently completed fiscal year are not expected to be present at the Meetings, and therefore will not be making any statements or answering questions at such Meetings.

A-1

APPENDIX B

Security Ownership by Certain Beneficial Owners and Management of the Trust

As of the March 31, 2025, to the knowledge of the Funds, the Trustees and officers of the Trust, as a group, owned beneficially less than 1% of the shares of the beneficial interest of each such Fund. These percentages are based generally on ownership of the shares by the officers and Trustees, their immediate family members, and entities (such as family companies or trusts) whose investment activities they direct. Other entities in which an officer or Trustee has an interest may hold shares of the Funds, but those holdings generally are disregarded.

As of the March 31, 2025, to the knowledge of the Funds, the following shareholders owned 5.00% or more of the Funds’ securities:

First Eagle Global Fund:

Class A – Morgan Stanley Smith Barney LLC For The Exclusive Bene of Its Cust 1 New York Plz Fl 12 New York NY 10004-1965 14.45%; Merrill Lynch Pierce Fenner & Smith Inc. Attn: Transfer Supervisor Mutual Funds Operations 4800 Deer Lake Dr E 3Fl Jacksonville FL 32246-6484 11.24%; Wells Fargo Clearing Services LLC Special Custody Acct For The Exclusive Benefit of Customer 2801 Market St Saint Louis MO 63103-2523 10.52%; National Financial Services LLC FEBO Our Customers 499 Washington Blvd Attn: Mutual Funds Dept–Fl 4 Jersey City NJ 07310-1995 7.59%; Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0001 7.28%; Charles Schwab & Co Inc. Reinvest Account Attn: Mutual Funds-D Jacobs 211 Main Street San Francisco CA 94105-1901 7.05%; Raymond James Omnibus For Mutual Funds Attn: Courtney Waller 880 Carillon Pkwy Saint Petersburg FL 33716-1100 6.36%; Special Custody Account For The Exclusive Benefit of Customers of UBS Financial Services Inc. Attn: Department Manager 1000 Harbor Blvd Weehawken NJ 07086-6761 5.01%.

Class C – Wells Fargo Clearing Services LLC Special Custody Acct For The Exclusive Benefit of Customer 2801 Market St Saint Louis MO 63103-2523 21.79%; Raymond James Omnibus For Mutual Funds Attn: Courtney Waller 880 Carillon Pkwy Saint Petersburg FL 33716-1100 12.08%; Morgan Stanley Smith Barney LLC For The Exclusive Bene of Its Cust 1 New York Plz Fl 12 New York NY 10004-1965 11.48%; Charles Schwab & Co Inc. Special Custody Acct FBO Customers Attn: Mutual Funds 211 Main St San Francisco CA 94105-1901 8.76%; American Enterprise Investment SVC 707 2nd Ave S Minneapolis MN 55402-2405 8.65%; Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0001 8.38%; LPL Financial—Omnibus Customer Account—Attn: Mutual Fund Trading 4707 Executive Dr San Diego CA 92121-3091 6.92%; Merrill Lynch Pierce Fenner & Smith Inc. Attn: Transfer Supervisor Mutual Funds Operations 4800 Deer Lake Dr E 3Fl Jacksonville FL 32246-6484 5.78%; National Financial Services LLC FEBO Our Customers 499 Washington Blvd Attn: Mutual Funds Dept–Fl 4 Jersey City NJ 07310-1995 5.62%.

Class I – National Financial Services LLC FEBO Our Customers 499 Washington Blvd Attn: Mutual Funds Dept–Fl 4 Jersey City NJ 07310-1995 13.40%; Charles Schwab & Co Inc. Reinvest Account Attn: Mutual Funds-D Jacobs 211 Main Street San Francisco CA 94105-1901 12.09%; Merrill Lynch Pierce Fenner & Smith Inc. Attn: Transfer Supervisor Mutual Funds Operations 4800 Deer Lake Dr E 3Fl Jacksonville FL 32246-6484 11.27%; Morgan Stanley Smith Barney LLC For The Exclusive Bene of Its Cust 1 New York Plz Fl 12 New York NY 10004-1965 10.53%; Raymond James Omnibus For Mutual Funds Attn: Courtney Waller 880 Carillon Pkwy Saint Petersburg FL 33716-1100 7.86%; LPL Financial—Omnibus Customer Account—Attn: Mutual Fund Trading 4707 Executive Dr San Diego CA 92121-3091 7.77%; Wells Fargo Clearing Services LLC Special Custody Acct For The Exclusive Benefit of Customer 2801 Market St Saint Louis MO 63103-2523 7.40%; Special Custody Account For The Exclusive Benefit of Customers of UBS Financial Services Inc. Attn: Department Manager 1000 Harbor Blvd Weehawken NJ 07086-6761 7.19%; Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0001 6.84%;. American Enterprise Investment SVC 707 2nd Ave S Minneapolis MN 55402-2405 5.76%.

Class R6 – Edward D Jones & Co For The Benefit of Customers 12555 Manchester Rd Saint Louis MO 63131-3710 48.59%; National Financial Services LLC FEBO Our Customers 499 Washington Blvd Attn: Mutual Funds Dept–Fl 4 Jersey City NJ 07310-1995 9.07%; Merrill Lynch Pierce Fenner & Smith Inc. Attn: Transfer Supervisor Mutual Funds Operations 4800 Deer Lake Dr E 3Fl Jacksonville FL 32246-6484 5.68%.

First Eagle Overseas Fund:

Class A – Charles Schwab & Co Inc. Reinvest Account Attn: Mutual Funds-D Jacobs 211 Main Street San Francisco CA 94105-1901 19.13%; Morgan Stanley Smith Barney LLC For The Exclusive Bene of Its Cust 1 New York Plz Fl 12 New York NY 10004-1965 17.29%; National Financial Services LLC FEBO Our Customers 499 Washington Blvd Attn: Mutual Funds Dept–Fl 4 Jersey City NJ 07310-1995 9.84%; Wells Fargo Clearing Services LLC Special Custody Acct For The Exclusive Benefit of Customer 2801 Market St Saint Louis MO 63103-2523 8.53%; Merrill Lynch Pierce Fenner & Smith Inc. Attn: Transfer Supervisor Mutual Funds Operations 4800 Deer Lake Dr E 3Fl Jacksonville FL 32246-6484 7.77%; Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0001 5.79%.

Class C – Morgan Stanley Smith Barney LLC For The Exclusive Bene of Its Cust 1 New York Plz Fl 12 New York NY 10004-1965 22.60%; Wells Fargo Clearing Services LLC Special Custody Acct For The Exclusive Benefit

B-2

of Customer 2801 Market St Saint Louis MO 63103-2523 20.83%; Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0001 9.52%; LPL Financial—Omnibus Customer Account—Attn: Mutual Fund Trading 4707 Executive Dr San Diego CA 92121-3091 8.51%; Raymond James Omnibus For Mutual Funds Attn: Courtney Waller 880 Carillon Pkwy Saint Petersburg FL 33716-1100 8.47%; Merrill Lynch Pierce Fenner & Smith Inc. Attn: Transfer Supervisor Mutual Funds Operations 4800 Deer Lake Dr E 3Fl Jacksonville FL 32246-6484 7.27%; Charles Schwab & Co Inc. Special Custody Acct FBO Customers Attn: Mutual Funds 211 Main St San Francisco CA 94105-1901 5.89%.

Class I – Morgan Stanley Smith Barney LLC For The Exclusive Bene of Its Cust 1 New York Plz Fl 12 New York NY 10004-1965 15.46%; Charles Schwab & Co Inc. Attn: Mutual Fund Ops 211 Main St San Francisco CA 94105-1901 15.21%; National Financial Services LLC FEBO Our Customers 499 Washington Blvd Attn: Mutual Funds Dept–Fl 4 Jersey City NJ 07310-1995 11.07%; Special Custody Account For The Exclusive Benefit of Customers of UBS Financial Services Inc. Attn: Department Manager 1000 Harbor Blvd Weehawken NJ 07086-6761 8.50%; Merrill Lynch Pierce Fenner & Smith Inc. Attn: Transfer Supervisor Mutual Funds Operations 4800 Deer Lake Dr E 3Fl Jacksonville FL 32246-6484 8.49%; American Enterprise Investment SVC 707 2nd Ave S Minneapolis MN 55402-2405 7.37%; LPL Financial—Omnibus Customer Account—Attn: Mutual Fund Trading 4707 Executive Dr San Diego CA 92121-3091 6.87%; Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0001 6.63%; Wells Fargo Clearing Services LLC Special Custody Acct For The Exclusive Benefit of Customer 2801 Market St Saint Louis MO 63103-2523 6.07%.

Class R6 – Mac & Co Attn Mutual Fund Operations 500 Grant St Rm 151-1010 Pittsburgh PA 15219-2502 32.56%; Edward D Jones & Co For The Benefit of Customers 12555 Manchester Rd Saint Louis MO 63131-3710 24.58%; National Financial Services LLC For The Exclusive Benefit of Customers 499 Washington Blvd Attn: Mutual Funds Dept–Fl 4 Jersey City NJ 07310-1995 6.85%; Charles Schwab & Co Inc. Reinvest Account Attn: Mutual Funds-D Jacobs 211 Main Street San Francisco CA 94105-1901 5.67%; Northern Trust Co as Trustee FBO Genuine Parts DV PO Box 92994 Chicago IL 60675-0001 5.26%.

First Eagle U.S. Fund:

Class A – Edward D Jones & Co For The Benefit of Customers 12555 Manchester Rd Saint Louis MO 63131-3710 12.55%; Merrill Lynch Pierce Fenner & Smith Inc. Attn: Transfer Supervisor Mutual Funds Operations 4800 Deer Lake Dr E 3Fl Jacksonville FL 32246-6484 10.80%; Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0001 8.84%; Morgan Stanley Smith Barney LLC For The Exclusive Bene of Its Cust 1 New York Plz Fl 12 New York NY 10004-1965 8.60%; Wells Fargo Clearing Services LLC Special Custody Acct For The Exclusive Benefit of Customer 2801 Market St Saint Louis MO 63103-2523 8.54%; National Financial Services LLC FEBO Our Customers 499 Washington Blvd Attn: Mutual Funds Dept–Fl 4 Jersey City NJ 07310-1995 8.45%; Raymond James Omnibus For Mutual Funds Attn: Courtney Waller 880 Carillon Pkwy Saint Petersburg FL 33716-1100 7.26%; LPL Financial—Omnibus Customer Account—Attn: Mutual Fund Trading 4707 Executive Dr San Diego CA 92121-3091 6.77%.

Class C – Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0001 15.02%; LPL Financial—Omnibus Customer Account—Attn: Mutual Fund Trading 4707 Executive Dr San Diego CA 92121-3091 12.00%; Wells Fargo Clearing Services LLC Special Custody Acct For The Exclusive Benefit of Customer 2801 Market St Saint Louis Mo 63103-2523 10.24%; Merrill Lynch Pierce Fenner & Smith Inc. Attn: Transfer Supervisor Mutual Funds Operations 4800 Deer Lake Dr E 3Fl Jacksonville FL 32246-6484 9.31%; National Financial Services LLC FEBO Our Customers 499 Washington Blvd Attn: Mutual Funds Dept–Fl 4 Jersey City NJ 07310-1995 7.29%; Charles Schwab & Co Inc. Special Custody Acct FBO Customers Attn: Mutual Funds 211 Main St San Francisco CA 94105-1901 6.03%; Raymond James Omnibus For Mutual Funds Attn: Courtney Waller 880 Carillon Pkwy Saint Petersburg FL 33716-1100 5.97%; American Enterprise Investment SVC 707 2nd Ave S Minneapolis MN 55402-2405 5.68%.

Class I – Merrill Lynch Pierce Fenner & Smith Inc. Attn: Transfer Supervisor Mutual Funds Operations 4800 Deer Lake Dr E 3Fl Jacksonville FL 32246-6484 29.01%; Morgan Stanley Smith Barney LLC For The Exclusive Bene of Its Cust 1 New York Plz Fl 12 New York NY 10004-1965 9.68%; LPL Financial—Omnibus Customer Account—Attn: Mutual Fund Trading 4707 Executive Dr San Diego CA 92121-3091 9.43%; National Financial Services LLC FEBO Our Customers 499 Washington Blvd Attn: Mutual Funds Dept–Fl 4 Jersey City NJ 07310-1995 8.52%; Raymond James Omnibus For Mutual Funds Attn: Courtney Waller 880 Carillon Pkwy Saint Petersburg FL 33716-1100 6.96%; American Enterprise Investment SVC 707 2nd Ave S Minneapolis MN 55402-2405 5.88%; Wells

B-3

Fargo Clearing Services LLC Special Custody Acct For The Exclusive Benefit of Customer 2801 Market St Saint Louis Mo 63103-2523 5.14%; Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0001 5.10%.

Class R6 – Edward D Jones & Co For The Benefit of Customers 12555 Manchester Rd Saint Louis MO 63131-3710 67.82%; Charles Schwab & Co Inc. Reinvest Account Attn: Mutual Funds 211 Main Street San Francisco CA 94105-1901 20.30%.

First Eagle Gold Fund:

Class A – National Financial Services LLC FEBO Our Customers 499 Washington Blvd Attn: Mutual Funds Dept–Fl 4 Jersey City NJ 07310-1995 18.70%; Charles Schwab & Co Inc. Reinvest Account Attn: Mutual Funds-D Jacobs 211 Main Street San Francisco CA 94105-1901 13.97%; Wells Fargo Clearing Services LLC Special Custody Acct For The Exclusive Benefit of Customer 2801 Market St Saint Louis MO 63103-2523 10.34%; Edward D Jones & Co For The Benefit of Customers 12555 Manchester Rd Saint Louis MO 63131-3710 9.87%; Morgan Stanley Smith Barney LLC For The Exclusive Bene of Its Cust 1 New York Plz Fl 12 New York NY 10004-1965 7.30%; Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0001 6.70%; Raymond James Omnibus For Mutual Funds Attn: Courtney Waller 880 Carillon Pkwy Saint Petersburg FL 33716-1100 6.44%.

Class C – Morgan Stanley Smith Barney LLC For The Exclusive Bene of Its Cust 1 New York Plz Fl 12 New York NY 10004-1965 19.59%; Wells Fargo Clearing Services LLC Special Custody Acct For The Exclusive Benefit of Customer 2801 Market St Saint Louis MO 63103-2523 17.54%; American Enterprise Investment SVC 707 2nd Ave S Minneapolis MN 55402-2405 12.53%; Raymond James Omnibus For Mutual Funds Attn: Courtney Waller 880 Carillon Pkwy Saint Petersburg FL 33716-1100 8.69%; Charles Schwab & Co Inc. Special Custody Acct FBO Customers Attn: Mutual Funds 211 Main St San Francisco CA 94105-1901 7.61%; LPL Financial—Omnibus Customer Account—Attn: Mutual Fund Trading 4707 Executive Dr San Diego CA 92121-3091 7.05%; National Financial Services LLC FEBO Our Customers 499 Washington Blvd Attn Mutual Funds Dept–Fl 4 Jersey City NJ 07310-1995 6.87%; Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0001 5.51%.

Class I – National Financial Services LLC FEBO Our Customers 499 Washington Blvd Attn: Mutual Funds Dept–Fl 4 Jersey City NJ 07310-1995 17.50%; %; LPL Financial—Omnibus Customer Account—Attn: Mutual Fund Trading 4707 Executive Dr San Diego CA 92121-3091 11.02%; Charles Schwab & Co Inc Reinvest Account Attn Mutual Funds-D Jacobs 211 Main Street San Francisco CA 94105-1901 10.11%; Wells Fargo Clearing Services LLC Special Custody Acct For The Exclusive Benefit of Customer 2801 Market St Saint Louis MO 63103-2523 9.32%; American Enterprise Investment SVC 707 2nd Ave S Minneapolis MN 55402-2405 8.80%; Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0001 8.04%; Merrill Lynch Pierce Fenner & Smith Inc. Attn: Transfer Supervisor Mutual Funds Operations 4800 Deer Lake Dr E 3Fl Jacksonville FL 32246-6484 7.93%; Raymond James Omnibus For Mutual Funds Attn: Courtney Waller 880 Carillon Pkwy Saint Petersburg FL 33716-1100 7.45%; Morgan Stanley Smith Barney LLC For The Exclusive Bene of Its Cust 1 New York Plz Fl 12 New York NY 10004-1965 7.06%; Special Custody Account For The Exclusive Benefit of Customers of UBS Financial Services Inc. Attn: Department Manager 1000 Harbor Blvd Weehawken NJ 07086-6761 6.25%.

Class R6 – Edward D Jones & Co For The Benefit of Customers 12555 Manchester Rd Saint Louis MO 63131-3710 31.51%; The Northern Trust as Custodian HEB Grocerery AC 7024827 PO Box 92994 Chicago IL 60680-2994 20.72%; National Financial Services LLC For The Exclusive Benefit of Customers 499 Washington Blvd Attn: Mutual Funds Dept 4th Fl Jersey City NJ 07310-1995 6.54%.

First Eagle Global Income Builder Fund:

Class A – Edward D Jones & Co For The Benefit of Customers 12555 Manchester Rd Saint Louis MO 63131-3710 22.59%; Wells Fargo Clearing Services LLC Special Custody Acct For The Exclusive Benefit of Customer 2801 Market St Saint Louis MO 63103-2523 20.83%; Morgan Stanley Smith Barney LLC For The Exclusive Bene of Its Cust 1 New York Plz Fl 12 New York NY 10004-1965 9.68%; Merrill Lynch Pierce Fenner & Smith Inc. Attn:

B-4

Transfer Supervisor Mutual Funds Operations 4800 Deer Lake Dr E 3Fl Jacksonville FL 32246-6484 7.32%; American Enterprise Investment SVC 707 2nd Ave S Minneapolis MN 55402-2405 5.97%; Raymond James Omnibus For Mutual Funds Attn: Courtney Waller 880 Carillon Pkwy Saint Petersburg FL 33716-1100 5.59%; LPL Financial—Omnibus Customer Account—Attn: Mutual Fund Trading 4707 Executive Dr San Diego CA 92121-3091 5.49%.

Class C – Wells Fargo Clearing Services LLC Special Custody Acct For The Exclusive Benefit of Customer 2801 Market St Saint Louis MO 63103-2523 32.67%; Raymond James Omnibus For Mutual Funds Attn: Courtney Waller 880 Carillon Pkwy Saint Petersburg FL 33716-1100 13.99%; Morgan Stanley Smith Barney LLC For The Exclusive Bene of Its Cust 1 New York Plz Fl 12 New York NY 10004-1965 8.67%; Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0001 8.39%; National Financial Services LLC FEBO Our Customers 499 Washington Blvd Attn: Mutual Funds Dept–Fl 4 Jersey City NJ 07310-1995 7.95%; LPL Financial—Omnibus Customer Account—Attn: Mutual Fund Trading 4707 Executive Dr San Diego CA 92121-3091 7.74%; Charles Schwab & Co Inc. Special Custody Acct FBO Customers Attn: Mutual Funds 211 Main St San Francisco CA 94105-1901 5.63%; American Enterprise Investment SVC 707 2nd Ave S Minneapolis MN 55402-2405 5.59%.

Class I – Wells Fargo Clearing Services LLC Special Custody Acct For The Exclusive Benefit of Customer 2801 Market St Saint Louis MO 63103-2523 14.67%; Special Custody Account For The Exclusive Benefit of Customers of UBS Financial Services Inc. Attn: Department Manager 1000 Harbor Blvd Weehawken NJ 07086-6761 12.70%; Morgan Stanley Smith Barney LLC For The Exclusive Bene of Its Cust 1 New York Plz Fl 12 New York NY 10004-1965 12.18%; National Financial Services LLC FEBO Our Customers 499 Washington Blvd Attn: Mutual Funds Dept–Fl 4 Jersey City NJ 07310-1995 11.95%; Merrill Lynch Pierce Fenner & Smith Inc. Attn: Transfer Supervisor Mutual Funds Operations 4800 Deer Lake Dr E 3Fl Jacksonville FL 32246-6484 9.34%; Charles Schwab & Co Inc Attn Mutual Funds 211 Main Street San Francisco CA 94105-1901 7.69%; Raymond James Omnibus For Mutual Funds Attn: Courtney Waller 880 Carillon Pkwy Saint Petersburg FL 33716-1100 6.32%; Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0001 6.29%; American Enterprise Investment SVC 707 2nd Ave S Minneapolis MN 55402-2405 5.45%.

Class R6 – Edward D Jones & Co For The Benefit of Customers 12555 Manchester Rd Saint Louis MO 63131-3710 93.74%.

First Eagle Rising Dividend Fund:

Class A – National Financial Services LLC FEBO Our Customers 499 Washington Blvd Attn: Mutual Funds Dept–Fl 4 Jersey City NJ 07310-1995 16.50%; Edward D Jones & Co For The Benefit of Customers 12555 Manchester Rd Saint Louis MO 63131-3710 9.14%; Pershing LLC PO Box 2052 Jersey City NJ 07303-2052 8.47%; Charles Schwab & Co Inc Reinvest Account Attn Mutual Funds–D Jacobs 211 Main Street San Francisco CA 94105-1901 8.12%; Raymond James Omnibus For Mutual Funds 880 Carillon Pkwy Saint Petersburg FL 33716-1100 6.47%; Morgan Stanley Smith Barney LLC For the Exclusive Bene of its Cust 1 New York Plz Fl 12 New York NY 10004-1965 6.43%.

Class C – Charles Schwab & Co Inc Special Custody Acct FBO Customers Attn: Mutual Funds 211 Main St San Francisco CA 94105-1901 27.07%; Raymond James Omnibus For Mutual Funds Attn: Courtney Waller 880 Carillon Pkwy Saint Petersburg FL 33716-1100 16.61%; Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0001 10.78%; Wells Fargo Clearing Services LLC Special Custody Acct For The Exclusive Benefit of Customer 2801 Market St Saint Louis MO 63103-2523 8.25%; LPL Financial—Omnibus Customer Account—Attn: Mutual Fund Trading 4707 Executive Dr San Diego CA 92121-3091 6.15%.

Class I – Merrill Lynch Pierce Fenner & Smith Inc. Attn: Transfer Supervisor Mutual Funds Operations 4800 Deer Lake Dr E 3Fl Jacksonville FL 32246-6484 31.43%; Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0001 17.96%; National Financial Services LLC FEBO Our Customers 499 Washington Blvd Attn: Mutual Funds Dept–Fl 4 Jersey City NJ 07310-1995 10.03%.

B-5

Class R6 – Edward D Jones & Co For The Benefit of Customers 12555 Manchester Rd Saint Louis MO 63131-3710 90.75%; FPS Trust Company FBO Texas A&M University-ORP 9200 E Mineral Ave Ste 225 Centennial CO 80112-3592 5.71%.

First Eagle Small Cap Opportunity Fund:

Class A – Edward D Jones & Co For the Benefit of Customers 12555 Manchester Rd Saint Louis MO 63131-3710 17.46%; Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0001 11.46%; LPL Financial—Omnibus Customer Account—Attn: Mutual Fund Trading 4707 Executive Dr San Diego CA 92121-3091 11.36%; Charles Schwab & Co Inc. Special Custody A/C FBO Customers Attn: Mutual Funds 211 Main Street San Francisco CA 94105-1901 8.58%; American Enterprise Investment SVC 707 2nd Ave S Minneapolis MN 55402-2405 7.94%; National Financial Services LLC FEBO Our Customers 499 Washington Blvd Attn: Mutual Funds Dept–Fl 4 Jersey City NJ 07310-1995 7.78%; Morgan Stanley Smith Barney LLC For The Exclusive Bene of Its Cust 1 New York Plz Fl 12 New York NY 10004-1965 6.95%; Charles Schwab & Co Inc. Special Custody Acct FBO Customers Attn: Mutual Funds 211 Main St San Francisco CA 94105-1901 5.21%; RBC Capital Markets LLC Mutual Fund Omnibus Processing Omnibus Attn: Mutual Fund Ops Manager 250 Nicollet Mall STE 1400 Minneapolis MN 55401-7582 5.11%.

Class C – No information is provided since Class C shares of the Fund are newly registered.

Class I – American Enterprise Investment SVC 707 2nd Ave S Minneapolis MN 55402-2405 23.49%; Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0001 14.97%; LPL Financial—Omnibus Customer Account—Attn: Mutual Fund Trading 4707 Executive Dr San Diego CA 92121-3091 11.91%; National Financial Services LLC FEBO Our Customers 499 Washington Blvd Attn: Mutual Funds Dept–Fl 4 Jersey City NJ 07310-1995 11.48%; Raymond James Omnibus For Mutual Funds Attn: Courtney Waller 880 Carillon Pkwy Saint Petersburg FL 33716-1100 8.38%; Charles Schwab & Co Inc. Special Custody A/C FBO Customers Attn: Mutual Funds 211 Main St San Francisco CA 94105-1901 8.00%.

Class R6 – Edward D Jones & Co For The Benefit of Customers 12555 Manchester Rd Saint Louis MO 63131-3710 88.41%; National Financial Services LLC FEBO Our Customers 499 Washington Blvd Attn: Mutual Funds Dept–Fl 4 Jersey City NJ 07310-1995 8.38%.

First Eagle U.S. Smid Cap Opportunity Fund:

Class A – LPL Financial—Omnibus Customer Account—Attn: Mutual Fund Trading 4707 Executive Dr San Diego CA 92121-3091 48.46%; National Financial Services LLC FEBO Our Customers 499 Washington Blvd Attn: Mutual Funds Dept–Fl 4 Jersey City NJ 07310-1995 19.58%; American Enterprise Investment SVC 707 2nd Ave S Minneapolis MN 55402-2405 12.80%.

Class I – Bank of America NA PO Box 843869 Dallas Texas 75284-3869 32.07%; Bank of America NA PO Box 843869 Dallas Texas 75284-3869 32.07%; LPL Financial—Omnibus Customer Account—Attn: Mutual Fund Trading 4707 Executive Dr San Diego CA 92121-3091 17.29%.

Class R6 – First Eagle Investment Management LLC 1345 Ave of the Americas Fl 48 Attn Chun Fong New York NY 10105-4300 51.85%; Charles Schwab & Co Inc. Special Custody Acct FBO Customers Attn: Mutual Funds 211 Main St San Francisco CA 94105-1901 41.69%; Brian E Fakhoury Subject to DST TOD Rules 18 The Promenade New City NY 10956-4123 6.47%.

First Eagle Global Real Assets Fund:

Class A – First Eagle Investment Management, LLC 1345 Avenue of the Americas Fl 48 Attn Chun Fong New York NY 10105-4300 65.51%; Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0001 33.81%.

B-6

Class I – First Eagle Investment Management, LLC 1345 Avenue of the Americas Fl 48 Attn Chun Fong New York NY 10105-4300 30.59%; McLennan Family Estate Trust LLC c/o First Eagle Investment Management, LLC 1345 Avenue of the Americas Fl 48 New York NY 10105-4300 20.38%; Thomas K Brooker Jr c/o First Eagle Investment Management, LLC 1345 Avenue of the Americas Fl 48 New York NY 10105-4300 15.46%; Jean-Marie Eveillard & Elizabeth M Eveillard JT TEN c/o First Eagle Investment Management, LLC 1345 Avenue of the Americas Fl 48 New York NY 10105-4300 9.34%; National Financial Services LLC FEBO Our Customers 499 Washington Blvd Attn: Mutual Funds Dept–Fl 4 Jersey City NJ 07310-1995 7.58%.

Class R6 – First Eagle Investment Management, LLC 1345 Avenue of the Americas Fl 48 Attn Chun Fong New York NY 10105-4300 96.98%.

First Eagle High Yield Municipal Fund:

Class A – Morgan Stanley Smith Barney LLC For The Exclusive Bene of Its Cust 1 New York Plz Fl 12 New York NY 10004-1965 25.86%; Raymond James Omnibus For Mutual Funds Attn: Courtney Waller 880 Carillon Pkwy Saint Petersburg FL 33716-1100 14.42%; Charles Schwab & Co Inc. Special Custody Acct FBO Customers Attn: Mutual Funds 211 Main St San Francisco CA 94105-1901 13.54%; American Enterprise Investment SVC 707 2nd Ave S Minneapolis MN 55402-2405 13.03%; Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0001 8.31%; LPL Financial—Omnibus Customer Account—Attn: Mutual Fund Trading 4707 Executive Dr San Diego CA 92121-3091 6.17%; National Financial Services LLC FEBO Our Customers 499 Washington Blvd Attn: Mutual Funds Dept–Fl 4 Jersey City NJ 07310-1995 6.00%.

Class C – Charles Schwab & Co Inc. Special Custody Acct FBO Customers Attn: Mutual Funds 211 Main St San Francisco CA 94105-1901 23.74%; American Enterprise Investment SVC 707 2nd Ave S Minneapolis MN 55402-2405 15.81%; Raymond James Omnibus For Mutual Funds Attn: Courtney Waller 880 Carillon Pkwy Saint Petersburg FL 33716-1100 15.14%; Morgan Stanley Smith Barney LLC For The Exclusive Bene of Its Cust 1 New York Plz Fl 12 New York NY 10004-1965 14.06%; LPL Financial—Omnibus Customer Account—Attn: Mutual Fund Trading 4707 Executive Dr San Diego CA 92121-3091 13.01%.

Class I – National Financial Services LLC FEBO Our Customers 499 Washington Blvd Attn: Mutual Funds Dept–Fl 4 Jersey City NJ 07310-1995 14.52%; American Enterprise Investment SVC 707 2nd Ave S Minneapolis MN 55402-2405 14.22%; Charles Schwab & Co Inc. Special Custody Acct FEBO Customers Attn: Mutual Funds Dept 211 Main St San Francisco CA 94105-1901 12.99%; LPL Financial—Omnibus Customer Account—Attn: Mutual Fund Trading 4707 Executive Dr San Diego CA 92121-3091 11.47%; Morgan Stanley Smith Barney LLC For The Exclusive Bene of Its Cust 1 New York Plz Fl 12 New York NY 10004-1965 10.70%; Special Custody Account For The Exclusive Benefit of Customers of UBS Financial Services Inc. Attn: Department Manager 1000 Harbor Blvd Weehawken NJ 07086-6761 10.14%; Raymond James Omnibus For Mutual Funds Attn: Courtney Waller 880 Carillon Pkwy Saint Petersburg FL 33716-1100 9.69%; Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0001 5.76%.

Class R6 – JP Morgan Securities LLC Omnibus Account for the Exclusive Benefit of Customers 4 Chase Metrotech Center 3rd Fl Mutual Fund Dept Brooklyn NY 11245-0003 87.24%; First Eagle Investment Management, LLC 1345 Avenue of the Americas Fl 48 Attn Chun Fong New York NY 10105-4300 5.45%; Edward D Jones & Co For The Benefit of Customers 12555 Manchester Rd Saint Louis MO 63131-3710 5.31%.

First Eagle Short Duration High Yield Municipal Fund:

Class A – Raymond James Omnibus For Mutual Funds Attn: Courtney Waller 880 Carillon Pkwy Saint Petersburg FL 33716-1100 31.43%; Charles Schwab & Co Inc. Special Custody Acct FBO Customers Attn: Mutual Funds 211 Main St San Francisco CA 94105-1901 22.61%; American Enterprise Investment SVC 707 2nd Ave S Minneapolis MN 55402-2405 15.97%; LPL Financial—Omnibus Customer Account—Attn: Mutual Fund Trading 4707 Executive Dr San Diego CA 92121-3091 7.71%; National Financial Services LLC FEBO Our Customers 499 Washington Blvd Attn: Mutual Funds Dept–Fl 4 Jersey City NJ 07310-1995 7.60%; Charles Schwab & Co Inc. Special Custody Acct FBO Customers Attn: Mutual Funds 211 Main St San Francisco CA 94105-1901 5.12%.

B-7

Class C – No information is provided since Class C shares of the Fund are newly registered.

Class I – American Enterprise Investment SVC 707 2nd Ave S Minneapolis MN 55402-2405 21.14%; Special Custody Account For The Exclusive Benefit of Customers of UBS Financial Services Inc. Attn: Department Manager 1000 Harbor Blvd Weehawken NJ 07086-6761 21.06%; Raymond James Omnibus For Mutual Funds Attn: Courtney Waller 880 Carillon Pkwy Saint Petersburg FL 33716-1100 12.19%; LPL Financial—Omnibus Customer Account—Attn: Mutual Fund Trading 4707 Executive Dr San Diego CA 92121-3091 12.01%; National Financial Services LLC FEBO Our Customers 499 Washington Blvd Attn: Mutual Funds Dept–Fl 4 Jersey City NJ 07310-1995 11.85%; Charles Schwab & Co Inc. Special Custody Acct FBO Customers Attn: Mutual Funds 211 Main St San Francisco CA 94105-1901 9.02%; Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0001 6.22%; Charles Schwab & Co Inc. Special Custody Acct FBO Customers Attn: Mutual Funds 211 Main St San Francisco CA 94105-1901 5.02%.

Class R6 – First Eagle Investment Management, LLC 1345 Avenue of the Americas Fl 48 Attn Chun Fong New York NY 10105-4300 99.03%.

To the knowledge of the Funds, share ownership shown above is record ownership unless marked as both record and beneficial ownership.

B-8

APPENDIX C

FIRST EAGLE FUNDS
(FIRST EAGLE GLOBAL FUND, FIRST EAGLE OVERSEAS FUND, FIRST EAGLE GOLD FUND AND FIRST EAGLE U.S. FUND)
1345 Avenue of the Americas
New York, New York 10105

INVESTMENT ADVISORY AGREEMENT

This Investment Advisory Agreement is entered into as of _____________, 2025 by and between FIRST EAGLE FUNDS, a Delaware statutory trust (the “Trust”) with respect to FIRST EAGLE GLOBAL FUND, FIRST EAGLE OVERSEAS FUND, FIRST EAGLE GOLD FUND AND FIRST EAGLE U.S. FUND (formerly named FIRST EAGLE U.S. VALUE FUND) (each a series of the Trust and referred to herein individually as a “Fund” or collectively as the “Funds”) and FIRST EAGLE INVESTMENT MANAGEMENT, LLC, a registered investment adviser organized under the laws of the State of Delaware (the “Adviser”).

Whereas, the Investment Advisory Agreement dated December 1, 2015 by and between the Trust with respect to FIRST EAGLE GLOBAL FUND, FIRST EAGLE OVERSEAS FUND, FIRST EAGLE GOLD FUND AND FIRST EAGLE U.S. FUND (formerly named FIRST EAGLE U.S. VALUE FUND) and the Adviser will terminate automatically due to the event of its assignment (as defined in the 1940 Act) from the prospective change of ownership of First Eagle Holdings, Inc., (“FE Holdings”) parent company of the Adviser;

Whereas, the Trust wishes to enter into a new investment advisory agreement and act under such agreement notwithstanding that assignment and the Trust’s Board of Trustees has selected FIRST EAGLE INVESTMENT MANAGEMENT, LLC to act as the investment adviser of the Trust, as more fully set forth below and the Adviser is willing to act as such investment adviser and to perform such services under the terms and conditions hereinafter set forth;

Now, therefore, the parties agree as follows:

1. DELIVERY OF TRUST DOCUMENTS. The Trust has furnished the Adviser with copies properly certified or authenticated of each of the following:

(a) Declaration of Trust of the Trust.

(b) By-Laws of the Trust as in effect on the date hereof.

(c) Statement of Rules adopted by the Board of Trustees of the Trust.

(d) Current Registration Statement of the Trust with copies of Exhibits.

(e) Resolutions of the Board of Trustees of the Trust selecting the Adviser as investment adviser and approving the form of this Agreement.

The Trust will furnish the Adviser from time to time with copies properly certified or authenticated, of any amendments of or supplements to the foregoing, if any.

2. ADVISORY SERVICES. The Adviser will regularly provide the Trust with investment research, advice and supervision and will furnish continuously an investment program for the each Fund’s portfolio consistent with such Fund’s investment objective, policies and restrictions set forth in the Trust’s Registration Statement under the Securities Act of 1933, as amended (the “Registration Statement”), and the current prospectus and statement of additional information included therein (the “Prospectus”). The Adviser will recommend what securities shall be purchased for each of the Funds, what portfolio securities shall be sold by each Fund, and what portion of each Fund’s assets shall be held uninvested, subject always to such investment objectives, policies and restrictions and to the provisions of the Trust’s Declaration of Trust, By-Laws, Statement of Rules, and the requirements of the Investment Company Act of 1940, as amended (the “1940 Act”), as each of the same shall be from time to time in effect. The Adviser shall advise and assist the officers of the Trust in taking such steps as are necessary or appropriate to carry out the decisions of its Board of Trustees and any appropriate committees of such Board regarding the foregoing matters and general conduct of the investment business of the Trust.

3. ALLOCATION OF CHARGES AND EXPENSES. The Adviser will pay the compensation and expenses of all officers of the Trust and will furnish, without expense to the Trust, the services of such of its officers and employees as may duly be elected officers or Trustees of the Trust, subject to their individual consent to serve and to any limitations imposed by law. The Adviser will pay the Trust’s office rent and ordinary office expenses and will provide investment, advisory, research and statistical facilities and all clerical services relating to research, statistical and investment work. (In this regard, and notwithstanding anything in this Agreement to the contrary, it

C-1

is understood that this Agreement does not obligate the Adviser to pay for the maintenance of the Trust’s general ledger and securities cost ledger or for daily pricing of the Trust’s securities, but that it does obligate the Adviser, without expense to the Trust, to oversee the provision of such services by the Trust’s agent.) The Adviser will not be required hereunder to pay any expenses of the Trust other than those above enumerated in this paragraph 3. In particular, but without limiting the generality of the foregoing, the Adviser will not be required to pay hereunder: brokers’ commissions; legal or auditing expenses of the Trust or related to investments and assets of the Trust; taxes or governmental fees; any direct expenses of issue, sale, underwriting, distribution, redemption or repurchase of the Trust’s securities; the expenses of registering or qualifying securities for sale; the cost of preparing and distributing reports and notices to stockholders; the fees or disbursements of dividend, disbursing, shareholder, transfer or other agent; or the fees or disbursements of custodians of the Trust’s assets. For the avoidance of doubt, any service required by the Trust that is not a responsibility of the Adviser hereunder may be separately contracted with the Adviser and its affiliates, in which case the Adviser or such affiliate will be separately compensated.

4. COMPENSATION OF THE ADVISER. For all services to be rendered and payments made as provided in paragraphs 2 and 3 hereof, the Adviser will receive a monthly fee after the last day of each month, in accordance with Schedule A attached hereto.

If this Agreement is terminated with respect to a Fund as of any day not the last day of a month, such Fund’s fee shall be paid as promptly as possible after such date of termination. If this Agreement shall be effective for less than the whole of any month, such fee shall be based on the average daily value of the net assets of each Fund in the part of the month for which this Agreement shall be effective and shall be that proportion of such fee as the number of business days (days on which the New York Stock Exchange is open all or part of the day for unrestricted trading) in such period bears to the number of business days in such month. The average daily value of the net assets of each Fund shall in all cases be based only on business days for the period or month and shall be computed in accordance with applicable provisions of the Declaration of Trust of the Trust.

5. PURCHASE AND SALE OF SECURITIES. The Adviser shall purchase securities from or through and sell securities to or through such persons, brokers or dealers (including any of its affiliates) as the Adviser shall deem appropriate in order to carry out the Trust’s brokerage policy as set forth from time to time in the Registration Statement and Prospectus, or as the Board of Trustees of the Trust may require from time to time. The Adviser acknowledges that it will comply with all applicable provisions of the 1940 Act, Investment Advisers Act of 1940, as amended (the “Investment Advisers Act”) and the Securities Exchange Act of 1934, as amended, including, without limitation, the provisions of Section 28(e) thereof, with respect to the allocation of portfolio transactions. When purchasing securities from or through, and selling securities to or through, any such persons, brokers or dealers that may be affiliated with the Adviser, the Adviser shall comply with all applicable provisions of the 1940 Act, including, without limitation, Section 17 thereof and the rules and regulations thereunder, and Section 206 of the Investment Advisers Act and the rules and regulations thereunder. In providing the Trust with investment management and supervision, it is recognized that the Adviser will seek the best combination of price (inclusive of brokerage commissions) and execution, and, consistent with such policy, may give consideration to the research, statistical and other services furnished by brokers or dealers as such Board may direct or authorize from time to time.

Notwithstanding the above, it is understood that it is desirable for the Trust that the Adviser have access to research services provided by brokers who execute brokerage transactions at a higher cost to the Trust than may result when allocating brokerage to other brokers on the basis of seeking the best combination of price (inclusive of brokerage commissions) and execution. Such research services include written reports, responses to specific inquiries, interviews with analysts, invitations to meetings arranged by brokers with the managements of companies in the Trust’s portfolio or in which the Trust may invest and may include other types of research from time to time approved by the Board of Trustees of the Trust. Only research services provided to the Adviser for the benefit of the Trust will be considered in selecting brokers to effect portfolio transactions for the Trust unless otherwise authorized by such Board. The Adviser is authorized to place orders for the purchase and sale of securities for the Trust with brokers who provide such research services, subject to review by the Board of Trustees of the Trust from time to time, but not less frequently than quarterly, with respect to the extent and continuation of this practice. It is understood that the services provided by such brokers may be useful to the Adviser and its affiliates in connection with their services to other clients as well as the Trust.

Nothing herein shall prohibit the Board of Trustees of the Trust from approving the payment by the Trust of additional compensation to others for consulting services, supplemental research and security and economic analysis.

6. SERVICES TO OTHER ACCOUNTS. The Trust understands that the Adviser and its affiliates now act, will continue to act, and may in the future act as investment adviser to fiduciary and other managed accounts, and the Trust has no objection to the Adviser and its affiliates so acting, provided that whenever a Fund and one or more other accounts advised by the Adviser (the “Managed Accounts”) is prepared to purchase, or desire to sell, the same security, available investments or opportunities for sales will be allocated in a manner that is equitable to each entity. In such situations, the Adviser may place orders for a Fund and each Managed Account simultaneously, and if all such orders are not filled at the same price, the Adviser may cause the Fund and each Managed Account to pay or receive the average of the prices at which the orders were filled for the Fund and all Managed Accounts. If all such orders cannot be executed fully under prevailing market conditions, the Adviser may allocate the traded securities between the Fund and the Managed Accounts in a manner the Adviser consider appropriate, taking into account the size of the order placed for the Fund and each such Managed Account and, in the event of a sale, the size of the pre-sale position of the Fund and each such Managed Account, as well as any other factors the Adviser deem relevant. The Trust recognizes that in some cases this procedure may affect adversely the price paid or received by a

C-2

Fund or the size of the position purchased or sold by such Fund. In addition, the Trust understands that the persons employed by the Adviser to provide service to the Trust in connection with the performance of its duties under this Agreement will not devote their full time to that service. Moreover, nothing contained in this Agreement will be deemed to limit or restrict the Adviser’s right or the right of any of its affiliates to engage in and devote time and attention to other businesses or to render services of whatever kind or nature including serving as investment adviser to, or employee, officer, director or trustee of, other investment companies.

7. AVOIDANCE OF INCONSISTENT POSITION. If any occasion should arise in which the Adviser gives any advice to its clients concerning the shares of the Trust, the Adviser will act solely as investment counsel for such clients and not in any way on behalf of the Trust except to the extent that the Adviser is acting as principal underwriter of the Shares of the Funds. In connection with purchases or sales of portfolio securities for the account of a Fund, neither the Adviser nor any of its Trustees, officers or employees will act as a principal.

8. LIMITATION OF LIABILITY OF ADVISER. The Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by the Adviser of its obligations and duties under this Agreement.

9. USE OF NAME. If the Adviser ceases to act as the Trust’s investment adviser, or, in any event, if the Adviser so requests in writing, the Trust agrees to take all necessary action to change the name of the Trust and the Funds to a name not including the term “First Eagle”. The Adviser may from time to time make available without charge to the Trust for its use such marks or symbols not owned by the Adviser, including the logo or marks or symbols containing the term “First Eagle” or any variation thereof, as the Adviser may consider appropriate. Any such marks or symbols so made available will remain the Adviser’s property and the Adviser shall have the right, upon notice in writing, to require the Trust to cease the use of such mark or symbol at any time.

10. DURATION AND TERMINATION OF THIS AGREEMENT. This Agreement shall remain in force for an initial two-year term. The Agreement shall continue from year to year with respect to each Fund, but only so long as such continuance is specifically approved at least annually by the Board of Trustees of the Trust with respect to each Fund or by vote of a majority of the outstanding voting securities of such Fund. In addition, the Trust may not renew or perform this Agreement unless the terms thereof and any renewal thereof have been approved with respect to each Fund by the vote of a majority of Trustees of the Trust who are not interested persons of the Adviser or of the Trust cast in person at a meeting called for the purpose of voting on such approval. This Agreement may, on 60 days’ written notice, be terminated with respect to each Fund at any time without the payment of any penalty, by the Board of Trustees of the Trust, by vote of a majority of the outstanding voting securities of the Trust, or by the Adviser. This Agreement shall automatically terminate in the event of its assignment. In interpreting the provisions of this paragraph 10, the definitions contained in Section 2(a) of the 1940 Act, as amended, and any rules thereunder (particularly the definitions of “interested person”, “assignment”, “voting security” and “vote of a majority of the outstanding voting securities”) shall be applied.

11. AMENDMENT OF THIS AGREEMENT. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the “party” against which enforcement of the change, waiver, discharge or termination is sought.

12. NOTICES. Any notice or other communication required to be given pursuant to this Agreement shall be deemed duly given if delivered or mailed by registered mail, postage prepaid, to the Adviser or to the Trust at 1345 Avenue of the Americas, New York, New York 10105.

13. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of New York. Anything herein to the contrary notwithstanding, this Agreement shall not be construed to require, or to impose any duty upon, either of the parties to do anything in violation of any applicable laws or regulations.

14. CAPTIONS; COUNTERPARTS. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

[Signature Page Follows]

C-3

FIRST EAGLE FUNDS

By:

Name: SHEELYN MICHAEL

Title: Secretary

FIRST EAGLE INVESTMENT MANAGEMENT, LLC

By:

Name: MEHDI MAHMUD

Title: President and CEO
C-4

SCHEDULE A

FIRST EAGLE FUNDS

Pursuant to Section 4 of the investment advisory agreement between First Eagle Funds and First Eagle Investment Management, LLC (“FEIM”), the parties agree that FEIM shall be paid on a monthly basis an investment advisory fee at the annual rate for each of the Funds as set forth below:

First Eagle Overseas Fund:	0.75 of 1% of the average daily value of the First Eagle Overseas Fund’s net assets

First Eagle Gold Fund:	0.75 of 1% of the average daily value of the First Eagle Gold Fund’s net assets

First Eagle U.S. Fund:	0.75 of 1% of the average daily value of the First Eagle U.S. Fund’s net assets

First Eagle Global Fund:	0.75 of 1% of the average daily value of the First Eagle Global Fund’s net assets

IN WITNESS WHEREOF, the undersigned have approved this schedule effective as of the __ day of _______, 2025.

FIRST EAGLE FUNDS

By:

Name: SHEELYN MICHAEL

Title: Secretary

FIRST EAGLE INVESTMENT MANAGEMENT, LLC

By:

Name: MEHDI MAHMUD

Title: President and CEO
C-5

FIRST EAGLE FUNDS
(FIRST EAGLE GLOBAL INCOME BUILDER FUND)

1345 Avenue of the Americas
New York, New York 10105

INVESTMENT ADVISORY AGREEMENT

This Investment Advisory Agreement, is entered into as of _____________, 2025 by and between FIRST EAGLE FUNDS, a Delaware statutory trust (the “Trust”) with respect to FIRST EAGLE GLOBAL INCOME BUILDER FUND (a series of the Trust and referred to herein as the “Fund”) and FIRST EAGLE INVESTMENT MANAGEMENT, LLC, a registered investment adviser organized under the laws of the State of Delaware (the “Adviser”).

WITNESSETH:

WHEREAS, the Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”);

WHEREAS, the Fund is a separate portfolio and series of shares of the Trust with assets and liabilities thereof limited to such portfolio under the terms set out in Article III of the Trust’s Agreement and Declaration of Trust;

WHEREAS, the Investment Advisory Agreement dated December 1, 2015 by and between the Trust with respect to FIRST EAGLE GLOBAL INCOME BUILDER FUND and the Adviser will terminate automatically due to the event of its assignment (as defined in the 1940 Act) from the prospective change of ownership of First Eagle Holdings, Inc. (“FE Holdings”), parent company of the Adviser;

WHEREAS, the parties wish to enter into a new investment advisory agreement and act under such agreement notwithstanding that assignment and the Trust’s Board of Trustees has selected FIRST EAGLE INVESTMENT MANAGEMENT, LLC to act as the investment adviser of the Fund, as more fully set forth below and the Adviser is willing to act as such investment adviser and to perform such services under the terms and conditions hereinafter set forth;

NOW, THEREFORE, the parties agree as follows:

1. The Trust hereby appoints the Adviser to act as investment adviser to the Fund, for the period and on the terms set forth in this Agreement. The Adviser accepts such appointment and agrees to render the services herein described, for the compensation herein provided.

2. Subject to the supervision of the Board of Trustees of the Trust (the “Board of Trustees”), the Adviser shall manage the investment operations of the Trust and the Fund and the composition of the Fund’s portfolio, including the purchase, retention and disposition thereof, in accordance with the Fund’s investment objective, policies and restrictions as stated in the Prospectus and Statement of Additional Information of the Fund and subject to the following understandings:

(a) The Adviser shall provide supervision of the Fund’s investments and determine from time to time what investments, securities or commodity futures contracts and options thereon (“futures”) will be purchased, retained, sold or loaned by the Fund, and what portion of the assets will be invested or held uninvested.

(b) The Adviser shall use its best judgment in the performance of its duties under this Agreement.

(c) The Adviser, in the performance of its duties and obligations under this Agreement, shall act in conformity with the Agreement and Declaration of Trust, the Prospectus and Statement of Additional Information of the Fund and with the instructions and directions of the Board of Trustees and will conform to and comply with the requirements of the 1940 Act and all other applicable federal and state laws and regulations.

(d) The Adviser shall determine the investments, securities and futures to be purchased or sold by the Fund and will place orders pursuant to its determinations with or through such persons, brokers, dealers or futures commission merchants (which may include affiliates of the Adviser) in conformity with the policy with respect to brokerage as set forth in the Fund’s Prospectus and Statement of Additional Information or as the Board of Trustees may direct from time to time. In providing the Fund with investment management, it is recognized that the Adviser will give primary consideration to securing most favorable prices and efficient executions. Consistent with this policy, the Adviser may consider the financial responsibility, research and investment information and other services provided by brokers, dealers or futures commission merchants who may effect or be a party to any such transaction or other transactions to which other clients of the Adviser may be a party. It is understood that neither the Fund nor the Adviser has adopted a formula for allocation of the Fund’s investment business. It is also understood that it is desirable for the Fund that the Adviser have access to supplemental investment and market research and security and economic analysis provided by brokers or futures commission merchants who may execute brokerage transactions at a higher cost to the Fund than may result when allocating brokerage to other brokers or futures commission merchants on the basis of seeking the most favorable prices and efficient executions. Therefore, the Adviser is authorized

C-6

to place orders for the purchase and sale of securities or futures for the Fund with such brokers or futures commission merchants, subject to review by the Board of Trustees, from time to time, with respect to the extent and continuation of this practice. It is understood that the services provided by such brokers or futures commission merchants may be useful to the Adviser in connection with its services to other clients.

On occasions when the Adviser deems the purchase or sale of a security or a futures contract to be in the best interest of the Fund as well as other clients, the Adviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities or futures contract to be so sold or purchased in order to obtain the most favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the securities or futures contract so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Adviser in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to such other clients.

(e) The Adviser shall maintain all books and records with respect to the Fund’s portfolio transactions that the Fund is required to keep under Rule 31a-1 under the 1940 Act.

(f) The Adviser shall provide the Fund on each business day with information relating to all transactions concerning the Fund’s assets.

(g) The investment management services provided by the Adviser hereunder are not to be deemed exclusive, and the Adviser shall be free to render similar services to others.

(h) Nothing herein shall prohibit the Board of Trustees from approving the payment by the Trust of additional compensation to others for consulting services, supplemental research and security and economic analysis.

3. The Fund has delivered (or will deliver the same as soon as available) to the Adviser copies of each of the following documents and will deliver to it all future amendments and supplements, if any:

(a) Certified resolutions of the Board of Trustees authorizing the appointment of the Adviser and approving the form of this Agreement;

(b) The Registration Statement under the 1940 Act, as amended, on Form N-1A (the “Registration Statement”), as filed with the Securities and Exchange Commission (the “Commission”) relating to the Fund and all amendments thereto;

(c) The Fund’s Notification of Registration of under the 1940 Act on Form N-8A as filed with the Commission and all amendments thereto; and

(d) Prospectus and Statement of Additional Information of the Fund (such Prospectus and Statement of Additional Information, as currently in effect and as amended or supplemented, from time to time, being herein called the “Prospectus”).

4. The Adviser shall authorize and permit any of its directors, officers and employees who may be elected as directors or officers of the Fund to serve in the capacities in which they are elected. Services to be furnished by the Adviser under this Agreement may be furnished through the medium of any of such directors, officers or employees.

5. The Adviser shall keep the Fund’s books and records required to be maintained by it pursuant to paragraph 2 hereof. The Adviser agrees that all records which it maintains for the Fund are the property of the Fund and it will surrender promptly to the Fund any of such records upon the Fund’s request. The Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 of the Commission under the 1940 Act any such records as are required to be maintained by the Adviser pursuant to paragraph 2 hereof.

6. (a) For the services provided pursuant to this Agreement by the Adviser, the Fund will pay monthly an investment management fee at the annual rate of 0.75% of the average daily net assets of the Fund. Net assets of the Fund shall be computed on such days and at such time or times as described in the Fund’s then-current Prospectus and Statement of Additional Information. Upon any termination of this Agreement before the end of any month, the fee for such part of a month shall be prorated and shall be payable upon the date of termination of this Agreement.

(b) The Adviser will provide investment, advisory, research and statistical facilities and all clerical services relating to research, statistical and investment work. (In this regard, and notwithstanding anything in this Agreement to the contrary, it is understood that this Agreement does not obligate the Adviser to pay for the maintenance of the Trust’s general ledger and securities cost ledger or for daily pricing of the Trust’s securities.) The Adviser will not be required hereunder to pay any expenses of the Trust other than those above enumerated in this paragraph 6(b). In particular, but without limiting the generality of the foregoing, the Adviser will not be required to pay hereunder: brokers’ commissions; legal or auditing expenses of the Trust or related to investments and assets of the Trust; taxes or governmental fees; any direct expenses of issue, sale, underwriting, distribution, redemption or repurchase of the Trust’s securities; the expenses of registering or qualifying securities for sale; the cost of preparing and distributing reports and notices to stockholders; the fees or disbursements of dividend, disbursing, shareholder, transfer or other agent; or the fees or disbursements of custodians of the

C-7

Trust’s assets. For the avoidance of doubt, any service required by the Trust that is not a responsibility of the Adviser hereunder may be separately contracted with the Adviser and its affiliates, in which case the Adviser or such affiliate will be separately compensated.

7. The Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which this Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services (in which case any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the 1940 Act) or a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement.

8. This Agreement shall continue for an initial two-year term after the effective date hereof and from year to year thereafter, but only so long as such year to year continuance is specifically approved at least annually in conformity with the requirements of the 1940 Act; provided, however, that this Agreement may be terminated by the Fund at any time, without the payment of any penalty, by the Board of Trustees or by vote of a majority of the outstanding voting interests (as defined in the 1940 Act) of the Fund, or by the Adviser at any time, without the payment of any penalty, on not more than 60 days’ nor less than 30 days’ written notice to the other party. This Agreement shall terminate automatically in the event of its assignment (as defined in the 1940 Act) by the Adviser.

9. Nothing in this Agreement shall limit or restrict the right of any of the Adviser’s directors, officers, or employees who may also be a director, officer or employee of the Fund to engage in any other business or to devote time and attention in part to the management or other aspects of any business, whether of a similar or a dissimilar nature, nor limit or restrict the Adviser’s right to engage in any other business or to render services of any kind to any other corporation, firm, individual or association.

10. Except as otherwise provided herein or authorized by the Board of Trustees, from time to time, the Adviser shall for all purposes herein be deemed to be an independent contractor and shall have no authority to act for or represent the Fund in any way or otherwise be deemed an agent of the Fund.

11. During the term of this Agreement, the Fund agrees to furnish the Adviser at its principal office all prospectuses, proxy statements, reports to Shareholders, sales literature, or other material prepared for distribution to Shareholders of the Fund or the public, which refer to the Adviser in any way, prior to use thereof and not to use such material if the Adviser reasonably objects in writing within five business days (or such other time as may be mutually agreed) after receipt thereof. In the event of termination of this Agreement, the Fund will continue to furnish to the Adviser copies of any of the above-mentioned materials which refer in any way to the Adviser. Sales literature may be furnished to the Adviser hereunder by first class or overnight mail, facsimile transmission equipment or hand delivery. The Fund shall furnish or otherwise make available to the Adviser such other information relating to the business affairs of the Fund as the Adviser at any time, or from time to time, reasonably requests in order to discharge its obligations hereunder.

12. This Agreement constitutes the entire Agreement between the parties with respect to the subject matter hereof. This Agreement may be amended by mutual consent, but the consent of the Fund must be approved in conformity with the requirements of the 1940 Act.

13. Any notice or other communication required to be given pursuant to this Agreement shall be deemed duly given if delivered or mailed by registered mail, postage prepaid, (1) to the Adviser at 1345 Avenue of the Americas, New York, NY 10105, Attention: General Counsel; or (2) to the Fund at 1345 Avenue of the Americas, New York, NY 10105, Attention: Secretary.

14. This Agreement shall be governed by and construed in accordance with the laws of the State of New York. Anything herein to the contrary notwithstanding, this Agreement shall not be construed to require, or to impose any duty upon, either of the parties to do anything in violation of any applicable laws or regulations.

15. The Fund may use the name “First Eagle” in connection with the name of the Fund or any variant thereof, only for so long as this Agreement or any extension, renewal or amendment hereof remain in effect, including any similar agreement with any organization which shall have succeeded to the Adviser’s business as investment adviser, or the Distribution and Services Agreement between the Fund and FEF Distributors, LLC (the “Distributor”) or any extension, renewal or amendment thereof, remains in effect, including any similar agreement with any organization which shall have succeeded to the Distributor’s business as distributor. At such time as such Agreement shall no longer be in effect, the Fund will (to the extent that it lawfully can) cease to use such a name or any other name indicating that it is advised by, managed by or otherwise connected with the Adviser, the Distributor or any organization which shall have so succeeded to such businesses. In no event shall the Fund use the names “First Eagle Investment Management,” or any variant thereof if the Adviser’s or Distributor’s functions are transferred or assigned to a company of which First Eagle Holdings, Inc. does not have control. In the event that such Agreement shall no longer be in effect or the Adviser’s or Distributor’s functions are transferred or assigned to a company of which First Eagle Holdings, Inc. does not have control, the Fund shall use its best efforts to legally change its name by filing the required documentation with appropriate state and federal agencies.

16. If any occasion should arise in which the Adviser gives any advice to its clients concerning the shares of the Trust, the Adviser will act solely as investment counsel for such clients and not in any way on behalf of the Trust except to the extent that the Adviser is acting as principal underwriter of the Shares of the Funds. In connection with purchases or sales of portfolio securities for the account of a Fund, neither the Adviser nor any of its Trustees, officers or employees will act as a principal.

C-8

[Signature Page Follows]

C-9

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

FIRST EAGLE FUNDS

By:

Name: SHEELYN MICHAEL

Title: Secretary

FIRST EAGLE INVESTMENT MANAGEMENT, LLC

By:

Name: MEHDI MAHMUD

Title: President and CEO
C-10

FIRST EAGLE FUNDS
(FIRST EAGLE RISING DIVIDEND FUND)

1345 Avenue of the Americas
New York, New York 10105

INVESTMENT ADVISORY AGREEMENT

This Investment Advisory Agreement, is entered into as of ___________, 2025 by and between FIRST EAGLE FUNDS, a Delaware statutory trust (the “Trust”) with respect to FIRST EAGLE RISING DIVIDEND FUND (formerly named FIRST EAGLE FUND OF AMERICA) (a series of the Trust) and FIRST EAGLE INVESTMENT MANAGEMENT, LLC, a registered investment adviser organized under the laws of the State of Delaware (the “Adviser”).

WITNESSETH:

WHEREAS, the Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and its shares of beneficial interest (“Shares”) are registered under the Securities Act of 1933;

WHEREAS, the Trust is authorized to issue and, as of the date hereof, has issued, Shares in multiple Series, one of which such Series is designated as the First Eagle Rising Dividend Fund (individually the “Fund” and collectively with any other Series agreed upon by the Adviser and the Trust, the “Funds”);

WHEREAS, the Investment Advisory Agreement entered on December 1, 2015 (as amended, restated, supplemented or otherwise modified by and between the Trust with respect to FIRST EAGLE RISING DIVIDEND FUND (formerly named FIRST EAGLE FUND OF AMERICA) and the Adviser) will terminate automatically due to the event of its assignment (as defined in the 1940 Act) from the prospective change of ownership of First Eagle Holdings, Inc. (“FE Holdings”), parent company of the Adviser;

WHEREAS, the parties wish to enter into a new investment advisory agreement and act under such agreement notwithstanding that assignment and the Trust’s Board of Trustees has selected FIRST EAGLE INVESTMENT MANAGEMENT, LLC to act as the investment adviser of the Fund, as more fully set forth below and the Adviser is willing to act as such investment adviser and to perform such services under the terms and conditions hereinafter set forth;

NOW, THEREFORE, the parties agree as follows:

1. The Trust hereby appoints the Adviser to act as investment adviser to the Trust and the Fund, and any other Funds as agreed upon by the Adviser and Trust, for the period and on the terms set forth in this Agreement. The Adviser accepts such appointment and agrees to render the services herein described, for the compensation herein provided.

2. Subject to the supervision of the Board of Trustees of the Trust, the Adviser shall manage the investment operations of the Trust and the Fund and the composition of the Fund’s portfolio, including the purchase, retention and disposition thereof, in accordance with the Fund’s investment objective, policies and restrictions as stated in the Prospectus and Statement of Additional Information of the Trust and subject to the following understandings:

(a) The Adviser shall provide supervision of the Fund’s investments and determine from time to time what investments, securities or commodity futures contracts and options thereon (“futures”) will be purchased, retained, sold or loaned by the Fund, and what portion of the assets will be invested or held uninvested as cash.

(b) The Adviser shall use its best judgment in the performance of its duties under this Agreement.

(c) The Adviser, in the performance of its duties and obligations under this Agreement, shall act in conformity with the Agreement and Declaration of Trust, By-Laws, Prospectus and Statement of Additional Information of the Trust and with the instructions and directions of the Board of Trustees of the Trust and will conform to and comply with the requirements of the 1940 Act and all other applicable federal and state laws and regulations.

(d) The Adviser shall determine the securities and futures to be purchased or sold by the Fund and will place orders pursuant to its determinations with or through such persons, brokers, dealers or futures commission merchants (which may include affiliates of the Adviser) in conformity with the policy with respect to brokerage as set forth in the Trust’s Prospectus and Statement of Additional Information or as the Board of Trustees may direct from time to time. In providing the Trust and the Fund with investment management, it is recognized that the Adviser will give primary consideration to securing most favorable prices and efficient executions. Consistent with this policy, the Adviser may consider the financial responsibility, research and investment information and other services provided by brokers, dealers or futures commission merchants who may effect or be a party to any such transaction or other transactions to which other clients of the Adviser may be a party. It is understood that neither the Trust nor the Adviser has adopted a formula for allocation of the Fund’s investment business. It is also understood that it is desirable for the Trust and the Fund that the Adviser have access to

C-11

supplemental investment and market research and security and economic analysis provided by brokers or futures commission merchants who may execute brokerage transactions at a higher cost to the Trust and the Fund than may result when allocating brokerage to other brokers or futures commission merchants on the basis of seeking the most favorable prices and efficient executions. Therefore, the Adviser is authorized to place orders for the purchase and sale of securities or futures for the Trust and the Fund with such brokers or futures commission merchants, subject to review by the Trust’s Board of Trustees, from time to time, with respect to the extent and continuation of this practice. It is understood that the services provided by such brokers or futures commission merchants may be useful to the Adviser in connection with its services to other clients.

On occasions when the Adviser deems the purchase or sale of a security or a futures contract to be in the best interest of the Trust and the Fund as well as other clients, the Adviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities or futures contract to be so sold or purchased in order to obtain the most favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the securities or futures contract so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Adviser in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Trust and the Fund and to such other clients.

(e) The Adviser shall maintain all books and records with respect to the Trust and the Fund’s portfolio transactions that the Trust is required to keep under Rule 31a-1 under the 1940 Act.

(f) The Adviser shall provide the Trust’s Custodian and the Trust on each business day with information relating to all transactions concerning the Fund’s assets.

(g) The investment management services provided by the Adviser hereunder are not to be deemed exclusive, and the Adviser shall be free to render similar services to others.

3. The Trust has delivered to the Adviser copies of each of the following documents and will deliver to it all future amendments and supplements, if any:

(a) The Agreement and Declaration of Trust filed with the State of Delaware (such Agreement and Declaration of Trust, as in effect on the date hereof and as amended from time to time, is herein called the “Agreement and Declaration of Trust”);

(b) The By-Laws of the Trust (such By-Laws, as in effect on the date hereof and as amended from time to time, are herein called the “By-Laws”);

(c) Certified resolutions of the Board of Trustees of the Trust authorizing the appointment of the Adviser and approving the form of this Agreement;

(d) The Registration Statement under the 1940 Act and the Securities Act of 1933, as amended, on Form N-1A (the “Registration Statement”), as filed with the Securities and Exchange Commission (the “Commission”) relating to the Trust and the Trust’s Shares and all amendments thereto;

(e) The Trust’s Notification of Registration of under the 1940 Act on Form N-8A as filed with the Commission and all amendments thereto; and

(f) Prospectus and Statement of Additional Information of the Trust (such Prospectus and Statement of Additional Information, as currently in effect and as amended or supplemented, from time to time, being herein called the “Prospectus”).

4. The Adviser shall authorize and permit any of its directors, officers and employees who may be elected as trustees or officers of the Trust to serve in the capacities in which they are elected. Services to be furnished by the Adviser under this Agreement may be furnished through the medium of any of such directors, officers or employees.

5. The Adviser shall keep the Trust’s books and records required to be maintained by it pursuant to paragraph 2 hereof. The Adviser agrees that all records which it maintains for the Trust are the property of the Trust and it will surrender promptly to the Trust any of such records upon the Trust’s request. The Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 of the Commission under the 1940 Act any such records as are required to be maintained by the Adviser pursuant to paragraph 2 hereof.

6. (a) For the services provided pursuant to this Agreement by the Investment Adviser, and effective as of the date hereof, the Trust will pay monthly an investment management fee at the annual rate of 1.00% of the first $1.5 billion of the average daily net assets of the Fund, 0.95% on the next $1 billion of the average daily net assets of the Fund, 0.90% on the next $2.5 billion of the average daily net assets of the Fund and 0.85% on the average daily net assets of the Fund in excess of $5 billion of the average daily net assets of the Fund. Net assets of the Fund shall be computed on such days and at such time or times as described in the Trust’s then-current Prospectus and Statement of Additional Information. Upon any termination of this Agreement before the end of any month, the fee for such part of a month shall be prorated and shall be payable upon the date of termination of this Agreement.

C-12

(b) The Adviser will pay the compensation and expenses of all officers of the Trust and will furnish, without expense to the Trust, the services of such of the Adviser’s officers and employees as may duly be elected officers or trustees of the Trust, subject to their individual consent to serve and to any limitations imposed by law. The Adviser will pay the Trust’s office rent and ordinary office expenses and will provide investment, advisory, research and statistical facilities and all clerical services relating to research, statistical and investment work. (In this regard, and notwithstanding anything in this Agreement to the contrary, it is understood that this Agreement does not obligate the Adviser to pay for the maintenance of the Trust’s general ledger and securities cost ledger or for daily pricing of the Trust’s securities, but that is does obligate the Adviser, without expense to the Trust, to oversee the provision of such services by the Trust’s agent.) The Adviser will not be required hereunder to pay any expenses of the Trust other than those above enumerated in this paragraph 6(b). In particular, but without limiting the generality of the foregoing, the Adviser will not be required to pay hereunder: brokers’ commissions; legal or auditing expenses of the Trust or related to investments and assets of the Trust; taxes or governmental fees; any direct expenses of issue, sale, underwriting, distribution, redemption or repurchase of the Trust’s securities; the expenses of registering or qualifying securities for sale; the cost of preparing and distributing reports and notices to stockholders; the fees or disbursements of dividend, disbursing, shareholder, transfer or other agent; or the fees or disbursements of custodians of the Trust’s assets. For the avoidance of doubt, any service required by the Trust that is not a responsibility of the Adviser hereunder may be separately contracted with the Adviser and its affiliates, in which case the Adviser or such affiliate will be separately compensated.

7. The Adviser shall not be liable for any error of judgment or for any loss suffered by the Trust or the Fund in connection with the matters to which this Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services (in which case any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the 1940 Act) or a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement.

8. This Agreement shall remain in force for an initial two-year term. The Agreement shall continue from year to year after the effective date hereof, but only so long as such continuance is specifically approved at least annually in conformity with the requirements of the 1940 Act; provided, however, that this Agreement may be terminated by the Trust at any time, without the payment of any penalty, by the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Trust, or by the Adviser at any time, without the payment of any penalty, on not more than 60 days’ nor less than 30 days’ written notice to the other party. This Agreement shall terminate automatically in the event of its assignment (as defined in the 1940 Act) by the Adviser.

9. Nothing in this Agreement shall limit or restrict the right of any of the Adviser’s directors, officers, or employees who may also be a trustee, officer or employee of the Trust to engage in any other business or to devote time and attention in part to the management or other aspects of any business, whether of a similar or a dissimilar nature, nor limit or restrict the Adviser’s right to engage in any other business or to render services of any kind to any other corporation, firm, individual or association.

10. Except as otherwise provided herein or authorized by the Board of Trustees of the Trust, from time to time, the Adviser shall for all purposes herein be deemed to be an independent contractor and shall have no authority to act for or represent the Trust in any way or otherwise be deemed an agent of the Trust.

11. During the term of this Agreement, the Trust agrees to furnish the Adviser at its principal office all prospectuses, proxy statements, reports to Shareholders, sales literature, or other material prepared for distribution to Shareholders of the Trust or the public, which refer to the Adviser in any way, prior to use thereof and not to use such material if the Adviser reasonably objects in writing within five business days (or such other time as may be mutually agreed) after receipt thereof. In the event of termination of this Agreement, the Trust will continue to furnish to the Adviser copies of any of the above-mentioned materials which refer in any way to the Adviser. Sales literature may be furnished to the Adviser hereunder by first class or overnight mail, facsimile transmission equipment or hand delivery. The Trust shall furnish or otherwise make available to the Adviser such other information relating to the business affairs of the Trust as the Adviser at any time, or from time to time, reasonably requests in order to discharge its obligations hereunder.

12. This Agreement constitutes the entire Agreement between the parties with respect to the subject matter hereof. This Agreement may be amended by mutual consent, but the consent of the Trust must be approved in conformity with the requirements of the 1940 Act.

13. Any notice or other communication required to be given pursuant to this Agreement shall be deemed duly given if delivered or mailed by registered mail, postage prepaid, (1) to the Adviser at 1345 Avenue of the Americas, New York, NY 10105, Attention: President; or (2) to the Trust at 1345 Avenue of the Americas, New York, NY 10105, Attention: President.

14. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

15. The Trust may use the name “First Eagle” in connection with the name of the Trust or the Fund or any variant thereof, only for so long as this Agreement or any extension, renewal or amendment hereof remains in effect, including any similar agreement with any organization which shall have succeeded to the Adviser’s business as investment adviser, or the Distribution and Services Agreement between the Trust and FEF Distributors, LLC (the “Distributor”) or any extension, renewal or amendment thereof, remains in effect, including any similar agreement with any organization which shall have succeeded to the Distributor’s business as distributor. At such time as such Agreement shall no longer be in effect, the Trust will (to the extent that it lawfully can) cease to use such a name or any

C-13

other name indicating that it is advised by, managed by or otherwise connected with the Adviser, the Distributor or any organization which shall have so succeeded to such businesses. In no event shall the Trust use the name “First Eagle” or any variant thereof if the Adviser’s or Distributor’s functions are transferred or assigned to a company of which First Eagle Holdings, Inc. does not have control. In the event that such Agreement shall no longer be in effect or the Adviser’s or Distributor’s functions are transferred or assigned to a company of which First Eagle Holdings, Inc. does not have control, the Trust shall use its best efforts to legally change its name by filing the required documentation with appropriate state and federal agencies.

16.  If any occasion should arise in which the Adviser gives any advice to its clients concerning the shares of the Trust, the Adviser will act solely as investment counsel for such clients and not in any way on behalf of the Trust except to the extent that the Adviser is acting as principal underwriter of the Shares of the Fund. In connection with purchases or sales of portfolio securities for the account of a Fund, neither the Adviser nor any of its Trustees, officers or employees will act as a principal.

[Signature Page Follows]

C-14

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

FIRST EAGLE FUNDS

By:

Name: SHEELYN MICHAEL

Title: Secretary

FIRST EAGLE INVESTMENT MANAGEMENT, LLC

By:

Name: MEHDI MAHMUD

Title: President and CEO
C-15

FIRST EAGLE FUNDS
(FIRST EAGLE SMALL CAP OPPORTUNITY FUND)
1345 Avenue of the Americas
New York, New York 10105

INVESTMENT ADVISORY AGREEMENT

This Investment Advisory Agreement, is entered into as of _____________, 2025 by and between FIRST EAGLE FUNDS, a Delaware statutory trust (the “Trust”) with respect to FIRST EAGLE SMALL CAP OPPORTUNITY FUND (a series of the Trust and referred to herein as the “Fund”) and FIRST EAGLE INVESTMENT MANAGEMENT, LLC, a registered investment adviser organized under the laws of the State of Delaware (the “Adviser”).

WITNESSETH:

WHEREAS, the Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”);

WHEREAS, the Fund is a separate portfolio and series of shares of the Trust with assets and liabilities thereof limited to such portfolio under the terms set out in Article III of the Trust’s Agreement and Declaration of Trust;

WHEREAS, the Investment Advisory Agreement dated July 1, 2021 by and between the Trust with respect to FIRST EAGLE SMALL CAP OPPORTUNITY FUND and the Adviser will terminate automatically due to the event of its assignment (as defined in the 1940 Act) from the prospective change of ownership of First Eagle Holdings, Inc. (“FE Holdings”), parent company of the Adviser;

WHEREAS, the parties wish to enter into a new investment advisory agreement and act under such agreement notwithstanding that assignment and the Trust’s Board of Trustees has selected FIRST EAGLE INVESTMENT MANAGEMENT, LLC to act as the investment adviser of the Fund, as more fully set forth below and the Adviser is willing to act as such investment adviser and to perform such services under the terms and conditions hereinafter set forth;

NOW, THEREFORE, the parties agree as follows:

1. The Trust hereby appoints the Adviser to act as investment adviser to the Fund, for the period and on the terms set forth in this Agreement. The Adviser accepts such appointment and agrees to render the services herein described, for the compensation herein provided.

2. Subject to the supervision of the Board of Trustees of the Trust (the “Board of Trustees”), the Adviser shall manage the investment operations of the Trust and the Fund and the composition of the Fund’s portfolio, including the purchase, retention and disposition thereof, in accordance with the Fund’s investment objective, policies and restrictions as stated in the Prospectus and Statement of Additional Information of the Fund and subject to the following understandings:

(a) The Adviser shall provide supervision of the Fund’s investments and determine from time to time what investments, securities or commodity futures contracts and options thereon (“futures”) will be purchased, retained, sold or loaned by the Fund, and what portion of the assets will be invested or held uninvested.

(b) The Adviser shall use its best judgment in the performance of its duties under this Agreement.

(c) The Adviser, in the performance of its duties and obligations under this Agreement, shall act in conformity with the Agreement and Declaration of Trust, the Prospectus and Statement of Additional Information of the Fund and with the instructions and directions of the Board of Trustees and will conform to and comply with the requirements of the 1940 Act and all other applicable federal and state laws and regulations.

(d) The Adviser shall determine the investments, securities and futures to be purchased or sold by the Fund and will place orders pursuant to its determinations with or through such persons, brokers, dealers or futures commission merchants (which may include affiliates of the Adviser) in conformity with the policy with respect to brokerage as set forth in the Fund’s Prospectus and Statement of Additional Information or as the Board of Trustees may direct from time to time. In providing the Fund with investment management, it is recognized that the Adviser will give primary consideration to securing most favorable prices and efficient executions. Consistent with this policy, the Adviser may consider the financial responsibility, research and investment information and other services provided by brokers, dealers or futures commission merchants who may effect or be a party to any such transaction or other transactions to which other clients of the Adviser may be a party. It is understood that neither the Fund nor the Adviser has adopted a formula for allocation of the Fund’s investment business. It is also understood that it is desirable for the Fund that the Adviser have access to supplemental investment and market research and security and economic analysis provided by brokers or futures commission merchants who may execute brokerage transactions at a higher cost to the Fund than may result when allocating brokerage to other brokers or futures commission merchants on the basis of seeking the most favorable prices and efficient executions. Therefore, the Adviser is authorized

C-16

to place orders for the purchase and sale of securities or futures for the Fund with such brokers or futures commission merchants, subject to review by the Board of Trustees, from time to time, with respect to the extent and continuation of this practice. It is understood that the services provided by such brokers or futures commission merchants may be useful to the Adviser in connection with its services to other clients.

On occasions when the Adviser deems the purchase or sale of a security or a futures contract to be in the best interest of the Fund as well as other clients, the Adviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities or futures contract to be so sold or purchased in order to obtain the most favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the securities or futures contract so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Adviser in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to such other clients.

(e) The Adviser shall maintain all books and records with respect to the Fund’s portfolio transactions that the Fund is required to keep under Rule 31a-1 under the 1940 Act.

(f) The Adviser shall provide the Fund on each business day with information relating to all transactions concerning the Fund’s assets.

(g) The investment management services provided by the Adviser hereunder are not to be deemed exclusive, and the Adviser shall be free to render similar services to others.

(h) Nothing herein shall prohibit the Board of Trustees from approving the payment by the Trust of additional compensation to others for consulting services, supplemental research and security and economic analysis.

3. The Fund has delivered (or will deliver the same as soon as available) to the Adviser copies of each of the following documents and will deliver to it all future amendments and supplements, if any:

(a) Certified resolutions of the Board of Trustees authorizing the appointment of the Adviser and approving the form of this Agreement;

(b) The Registration Statement under the 1940 Act, as amended, on Form N-1A (the “Registration Statement”), as filed with the Securities and Exchange Commission (the “Commission”) relating to the Fund and all amendments thereto;

(c) The Fund’s Notification of Registration of under the 1940 Act on Form N-8A as filed with the Commission and all amendments thereto; and

(d) Prospectus and Statement of Additional Information of the Fund (such Prospectus and Statement of Additional Information, as currently in effect and as amended or supplemented, from time to time, being herein called the “Prospectus”).

4. The Adviser shall authorize and permit any of its directors, officers and employees who may be elected as directors or officers of the Fund to serve in the capacities in which they are elected. Services to be furnished by the Adviser under this Agreement may be furnished through the medium of any of such directors, officers or employees.

5. The Adviser shall keep the Fund’s books and records required to be maintained by it pursuant to paragraph 2 hereof. The Adviser agrees that all records which it maintains for the Fund are the property of the Fund and it will surrender promptly to the Fund any of such records upon the Fund’s request. The Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 of the Commission under the 1940 Act any such records as are required to be maintained by the Adviser pursuant to paragraph 2 hereof.

6. (a) For the services provided pursuant to this Agreement by the Adviser, the Fund will pay monthly an investment management fee at the annual rate of 0.85% of the average daily net assets of the Fund. Net assets of the Fund shall be computed on such days and at such time or times as described in the Fund’s then-current Prospectus and Statement of Additional Information. Upon any termination of this Agreement before the end of any month, the fee for such part of a month shall be prorated and shall be payable upon the date of termination of this Agreement.

(b) The Adviser will provide investment, advisory, research and statistical facilities and all clerical services relating to research, statistical and investment work. (In this regard, and notwithstanding anything in this Agreement to the contrary, it is understood that this Agreement does not obligate the Adviser to pay for the maintenance of the Trust’s general ledger and securities cost ledger or for daily pricing of the Trust’s securities.) The Adviser will not be required hereunder to pay any expenses of the Trust other than those above enumerated in this paragraph 6(b). In particular, but without limiting the generality of the foregoing, the Adviser will not be required to pay hereunder: brokers’ commissions; legal or auditing expenses of the Trust or related to investments and assets of the Trust; taxes or governmental fees; any direct expenses of issue, sale, underwriting, distribution, redemption or repurchase of the Trust’s securities; the expenses of registering or qualifying securities for sale; the cost of preparing and distributing reports and notices to stockholders; the fees or disbursements of dividend, disbursing, shareholder, transfer or other agent; or the fees or disbursements of custodians of the

C-17

Trust’s assets. For the avoidance of doubt, any service required by the Trust that is not a responsibility of the Adviser hereunder may be separately contracted with the Adviser and its affiliates, in which case the Adviser or such affiliate will be separately compensated.

7. The Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which this Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services (in which case any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the 1940 Act) or a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement.

8. This Agreement shall continue for an initial two-year term after the effective date hereof and from year to year thereafter, but only so long as such year to year continuance is specifically approved at least annually in conformity with the requirements of the 1940 Act; provided, however, that this Agreement may be terminated by the Fund at any time, without the payment of any penalty, by the Board of Trustees or by vote of a majority of the outstanding voting interests (as defined in the 1940 Act) of the Fund, or by the Adviser at any time, without the payment of any penalty, on not more than 60 days’ nor less than 30 days’ written notice to the other party. This Agreement shall terminate automatically in the event of its assignment (as defined in the 1940 Act) by the Adviser.

9. Nothing in this Agreement shall limit or restrict the right of any of the Adviser’s directors, officers, or employees who may also be a director, officer or employee of the Fund to engage in any other business or to devote time and attention in part to the management or other aspects of any business, whether of a similar or a dissimilar nature, nor limit or restrict the Adviser’s right to engage in any other business or to render services of any kind to any other corporation, firm, individual or association.

10. Except as otherwise provided herein or authorized by the Board of Trustees, from time to time, the Adviser shall for all purposes herein be deemed to be an independent contractor and shall have no authority to act for or represent the Fund in any way or otherwise be deemed an agent of the Fund.

11. During the term of this Agreement, the Fund agrees to furnish the Adviser at its principal office all prospectuses, proxy statements, reports to Shareholders, sales literature, or other material prepared for distribution to Shareholders of the Fund or the public, which refer to the Adviser in any way, prior to use thereof and not to use such material if the Adviser reasonably objects in writing within five business days (or such other time as may be mutually agreed) after receipt thereof. In the event of termination of this Agreement, the Fund will continue to furnish to the Adviser copies of any of the above-mentioned materials which refer in any way to the Adviser. Sales literature may be furnished to the Adviser hereunder by first class or overnight mail, facsimile transmission equipment or hand delivery. The Fund shall furnish or otherwise make available to the Adviser such other information relating to the business affairs of the Fund as the Adviser at any time, or from time to time, reasonably requests in order to discharge its obligations hereunder.

12. This Agreement constitutes the entire Agreement between the parties with respect to the subject matter hereof. This Agreement may be amended by mutual consent, but the consent of the Fund must be approved in conformity with the requirements of the 1940 Act.

13. Any notice or other communication required to be given pursuant to this Agreement shall be deemed duly given if delivered or mailed by registered mail, postage prepaid, (1) to the Adviser at 1345 Avenue of the Americas, New York, NY 10105, Attention: General Counsel; or (2) to the Fund at 1345 Avenue of the Americas, New York, NY 10105, Attention: Secretary.

14. This Agreement shall be governed by and construed in accordance with the laws of the State of New York. Anything herein to the contrary notwithstanding, this Agreement shall not be construed to require, or to impose any duty upon, either of the parties to do anything in violation of any applicable laws or regulations.

15. The Fund may use the name “First Eagle” in connection with the name of the Fund or any variant thereof, only for so long as this Agreement or any extension, renewal or amendment hereof remain in effect, including any similar agreement with any organization which shall have succeeded to the Adviser’s business as investment adviser, or the Distribution and Services Agreement between the Fund and FEF Distributors, LLC (the “Distributor”) or any extension, renewal or amendment thereof, remains in effect, including any similar agreement with any organization which shall have succeeded to the Distributor’s business as distributor. At such time as such Agreement shall no longer be in effect, the Fund will (to the extent that it lawfully can) cease to use such a name or any other name indicating that it is advised by, managed by or otherwise connected with the Adviser, the Distributor or any organization which shall have so succeeded to such businesses. In no event shall the Fund use the names “First Eagle Investment Management,” or any variant thereof if the Adviser’s or Distributor’s functions are transferred or assigned to a company of which First Eagle Holdings, Inc. does not have control. In the event that such Agreement shall no longer be in effect or the Adviser’s or Distributor’s functions are transferred or assigned to a company of which First Eagle Holdings, Inc. does not have control, the Fund shall use its best efforts to legally change its name by filing the required documentation with appropriate state and federal agencies.

16. If any occasion should arise in which the Adviser gives any advice to its clients concerning the shares of the Trust, the Adviser will act solely as investment counsel for such clients and not in any way on behalf of the Trust except to the extent that the Adviser is acting as principal underwriter of the Shares of the Funds. In connection with purchases or sales of portfolio securities for the account of a Fund, neither the Adviser nor any of its Trustees, officers or employees will act as a principal.

C-18

[Signature Page Follows]

C-19

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

FIRST EAGLE FUNDS

By:

Name: SHEELYN MICHAEL

Title: Secretary

FIRST EAGLE INVESTMENT MANAGEMENT, LLC

By:

Name: MEHDI MAHMUD

Title: President and CEO
C-20

FIRST EAGLE FUNDS
(FIRST EAGLE U.S. SMID CAP OPPORTUNITY FUND)
1345 Avenue of the Americas
New York, New York 10105

INVESTMENT ADVISORY AGREEMENT

This Investment Advisory Agreement, is entered into as of _____________, 2025 by and between FIRST EAGLE FUNDS, a Delaware statutory trust (the “Trust”) with respect to FIRST EAGLE U.S. SMID CAP OPPORTUNITY FUND (a series of the Trust and referred to herein as the “Fund”) and FIRST EAGLE INVESTMENT MANAGEMENT, LLC, a registered investment adviser organized under the laws of the State of Delaware (the “Adviser”).

WITNESSETH:

WHEREAS, the Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”);

WHEREAS, the Fund is a separate portfolio and series of shares of the Trust with assets and liabilities thereof limited to such portfolio under the terms set out in Article III of the Trust’s Agreement and Declaration of Trust;

WHEREAS, the Investment Advisory Agreement dated August 15, 2022 by and between the Trust with respect to FIRST EAGLE U.S. SMID CAP OPPORTUNITY FUND and the Adviser will terminate automatically due to the event of its assignment (as defined in the 1940 Act) from the prospective change of ownership of First Eagle Holdings, Inc. (“FE Holdings”), parent company of the Adviser;

WHEREAS, the parties wish to enter into a new investment advisory agreement and act under such agreement notwithstanding that assignment and the Trust’s Board of Trustees has selected FIRST EAGLE INVESTMENT MANAGEMENT, LLC to act as the investment adviser of the Fund, as more fully set forth below and the Adviser is willing to act as such investment adviser and to perform such services under the terms and conditions hereinafter set forth;

NOW, THEREFORE, the parties agree as follows:

1. The Trust hereby appoints the Adviser to act as investment adviser to the Fund, for the period and on the terms set forth in this Agreement. The Adviser accepts such appointment and agrees to render the services herein described, for the compensation herein provided.

2. Subject to the supervision of the Board of Trustees of the Trust (the “Board of Trustees”), the Adviser shall manage the investment operations of the Trust and the Fund and the composition of the Fund’s portfolio, including the purchase, retention and disposition thereof, in accordance with the Fund’s investment objective, policies and restrictions as stated in the Prospectus and Statement of Additional Information of the Fund and subject to the following understandings:

(a) The Adviser shall provide supervision of the Fund’s investments and determine from time to time what investments, securities or commodity futures contracts and options thereon (“futures”) will be purchased, retained, sold or loaned by the Fund, and what portion of the assets will be invested or held uninvested.

(b) The Adviser shall use its best judgment in the performance of its duties under this Agreement.

(c) The Adviser, in the performance of its duties and obligations under this Agreement, shall act in conformity with the Agreement and Declaration of Trust, the Prospectus and Statement of Additional Information of the Fund and with the instructions and directions of the Board of Trustees and will conform to and comply with the requirements of the 1940 Act and all other applicable federal and state laws and regulations.

(d) The Adviser shall determine the investments, securities and futures to be purchased or sold by the Fund and will place orders pursuant to its determinations with or through such persons, brokers, dealers or futures commission merchants (which may include affiliates of the Adviser) in conformity with the policy with respect to brokerage as set forth in the Fund’s current Prospectus and Statement of Additional Information or as the Board of Trustees may direct from time to time.

(e) The Adviser shall maintain all books and records with respect to the Fund’s portfolio transactions that the Fund is required to keep under Rule 31a-1 under the 1940 Act.

(f) The Adviser shall provide the Fund on each business day with information relating to all transactions concerning the Fund’s assets.

C-21

(g) The investment management services provided by the Adviser hereunder are not to be deemed exclusive, and the Adviser shall be free to render similar services to others.

(h) Nothing herein shall prohibit the Board of Trustees from approving the payment by the Trust of additional compensation to others for consulting services, supplemental research and security and economic analysis.

3. The Fund has delivered (or will deliver the same as soon as available) to the Adviser copies of each of the following documents and will deliver to it all future amendments and supplements, if any:

(a) Certified resolutions of the Board of Trustees authorizing the appointment of the Adviser and approving the form of this Agreement;

(b) The Registration Statement under the 1940 Act, as amended, on Form N-1A (the “Registration Statement”), as filed with the Securities and Exchange Commission (the “Commission”) relating to the Fund and all amendments thereto;

(c) The Fund’s Notification of Registration of under the 1940 Act on Form N-8A as filed with the Commission and all amendments thereto; and

(d) Prospectus and Statement of Additional Information of the Fund (such Prospectus and Statement of Additional Information, as currently in effect and as amended or supplemented, from time to time, being herein called the “Prospectus”).

4. The Adviser shall authorize and permit any of its directors, officers and employees who may be elected as directors or officers of the Fund to serve in the capacities in which they are elected. Services to be furnished by the Adviser under this Agreement may be furnished through the medium of any of such directors, officers or employees.

5. The Adviser shall keep the Fund’s books and records required to be maintained by it pursuant to paragraph 2 hereof. The Adviser agrees that all records which it maintains for the Fund are the property of the Fund and it will surrender promptly to the Fund any of such records upon the Fund’s request. The Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 of the Commission under the 1940 Act any such records as are required to be maintained by the Adviser pursuant to paragraph 2 hereof.

6. (a) For the services provided pursuant to this Agreement by the Adviser, the Fund will pay monthly an investment management fee at the annual rate of 0.75% of the average daily net assets of the Fund. Net assets of the Fund shall be computed on such days and at such time or times as described in the Fund’s then-current Prospectus and Statement of Additional Information. Upon any termination of this Agreement before the end of any month, the fee for such part of a month shall be prorated and shall be payable upon the date of termination of this Agreement.

(b) The Adviser will provide investment, advisory, research and statistical facilities and all clerical services relating to research, statistical and investment work. (In this regard, and notwithstanding anything in this Agreement to the contrary, it is understood that this Agreement does not obligate the Adviser to pay for the maintenance of the Trust’s general ledger and securities cost ledger or for daily pricing of the Trust’s securities.) The Adviser will not be required hereunder to pay any expenses of the Trust other than those above enumerated in this paragraph 6(b). In particular, but without limiting the generality of the foregoing, the Adviser will not be required to pay hereunder: brokers’ commissions; legal or auditing expenses of the Trust or related to investments and assets of the Trust; taxes or governmental fees; any direct expenses of issue, sale, underwriting, distribution, redemption or repurchase of the Trust’s securities; the expenses of registering or qualifying securities for sale; the cost of preparing and distributing reports and notices to stockholders; the fees or disbursements of dividend, disbursing, shareholder, transfer or other agent; or the fees or disbursements of custodians of the Trust’s assets. For the avoidance of doubt, any service required by the Trust that is not a responsibility of the Adviser hereunder may be separately contracted with the Adviser and its affiliates, in which case the Adviser or such affiliate will be separately compensated.

7. The Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which this Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services (in which case any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the 1940 Act) or a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement.

8. This Agreement shall continue for an initial two-year term after the effective date hereof and from year to year thereafter, but only so long as such year to year continuance is specifically approved at least annually in conformity with the requirements of the 1940 Act; provided, however, that this Agreement may be terminated by the Fund at any time, without the payment of any penalty, by the Board of Trustees or by vote of a majority of the outstanding voting interests (as defined in the 1940 Act) of the Fund, or by the Adviser at any time, without the payment of any penalty, on not more than 60 days’ nor less than 30 days’ written notice to the other party. This Agreement shall terminate automatically in the event of its assignment (as defined in the 1940 Act) by the Adviser.

9. Nothing in this Agreement shall limit or restrict the right of any of the Adviser’s directors, officers, or employees who may also be a director, officer or employee of the Fund to engage in any other business or to devote time and attention in part to the management or

C-22

other aspects of any business, whether of a similar or a dissimilar nature, nor limit or restrict the Adviser’s right to engage in any other business or to render services of any kind to any other corporation, firm, individual or association.

10. Except as otherwise provided herein or authorized by the Board of Trustees, from time to time, the Adviser shall for all purposes herein be deemed to be an independent contractor and shall have no authority to act for or represent the Fund in any way or otherwise be deemed an agent of the Fund.

11. During the term of this Agreement, the Fund agrees to furnish the Adviser at its principal office all prospectuses, proxy statements, reports to Shareholders, sales literature, or other material prepared for distribution to Shareholders of the Fund or the public, which refer to the Adviser in any way, prior to use thereof and not to use such material if the Adviser reasonably objects in writing within five business days (or such other time as may be mutually agreed) after receipt thereof. In the event of termination of this Agreement, the Fund will continue to furnish to the Adviser copies of any of the above-mentioned materials which refer in any way to the Adviser. Sales literature may be furnished to the Adviser hereunder by first class or overnight mail, facsimile transmission equipment or hand delivery. The Fund shall furnish or otherwise make available to the Adviser such other information relating to the business affairs of the Fund as the Adviser at any time, or from time to time, reasonably requests in order to discharge its obligations hereunder.

12. This Agreement constitutes the entire Agreement between the parties with respect to the subject matter hereof. This Agreement may be amended by mutual consent, but the consent of the Fund must be approved in conformity with the requirements of the 1940 Act.

13. Any notice or other communication required to be given pursuant to this Agreement shall be deemed duly given if delivered or mailed by registered mail, postage prepaid, (1) to the Adviser at 1345 Avenue of the Americas, New York, NY 10105, Attention: General Counsel; or (2) to the Fund at 1345 Avenue of the Americas, New York, NY 10105, Attention: Secretary.

14. This Agreement shall be governed by and construed in accordance with the laws of the State of New York. Anything herein to the contrary notwithstanding, this Agreement shall not be construed to require, or to impose any duty upon, either of the parties to do anything in violation of any applicable laws or regulations.

15. The Fund may use the name “First Eagle” in connection with the name of the Fund or any variant thereof, only for so long as this Agreement or any extension, renewal or amendment hereof remain in effect, including any similar agreement with any organization which shall have succeeded to the Adviser’s business as investment adviser, or the Distribution and Services Agreement between the Fund and FEF Distributors, LLC (the “Distributor”) or any extension, renewal or amendment thereof, remains in effect, including any similar agreement with any organization which shall have succeeded to the Distributor’s business as distributor. At such time as such Agreement shall no longer be in effect, the Fund will (to the extent that it lawfully can) cease to use such a name or any other name indicating that it is advised by, managed by or otherwise connected with the Adviser, the Distributor or any organization which shall have so succeeded to such businesses. In no event shall the Fund use the names “First Eagle Investment Management,” or any variant thereof if the Adviser’s or Distributor’s functions are transferred or assigned to a company of which FE Holdings does not have control. In the event that such Agreement shall no longer be in effect or the Adviser’s or Distributor’s functions are transferred or assigned to a company of which FE Holdings does not have control, the Fund shall use its best efforts to legally change its name by filing the required documentation with appropriate state and federal agencies.

16. If any occasion should arise in which the Adviser gives any advice to its clients concerning the shares of the Trust, the Adviser will act solely as investment counsel for such clients and not in any way on behalf of the Trust except to the extent that the Adviser is acting as principal underwriter of the Shares of the Funds. In connection with purchases or sales of portfolio securities for the account of a Fund, neither the Adviser nor any of its Trustees, officers or employees will act as a principal.

[Signature Page Follows]

C-23

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

FIRST EAGLE FUNDS

By:

Name: SHEELYN MICHAEL

Title: Secretary

FIRST EAGLE INVESTMENT MANAGEMENT, LLC

By:

Name: MEHDI MAHMUD

Title: President and CEO
C-24

FIRST EAGLE FUNDS
(FIRST EAGLE GLOBAL REAL ASSETS FUND)
1345 Avenue of the Americas
New York, New York 10105

INVESTMENT ADVISORY AGREEMENT

This Investment Advisory Agreement, is entered into as of _____________, 2025 by and between FIRST EAGLE FUNDS, a Delaware statutory trust (the “Trust”) with respect to FIRST EAGLE GLOBAL REAL ASSETS FUND (a series of the Trust and referred to herein as the “Fund”) and FIRST EAGLE INVESTMENT MANAGEMENT, LLC, a registered investment adviser organized under the laws of the State of Delaware (the “Adviser”).

WITNESSETH:

WHEREAS, the Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”);

WHEREAS, the Fund is a separate portfolio and series of shares of the Trust with assets and liabilities thereof limited to such portfolio under the terms set out in Article III of the Trust’s Agreement and Declaration of Trust;

WHEREAS, the Investment Advisory Agreement dated September 9, 2021 by and between the Trust with respect to FIRST EAGLE GLOBAL REAL ASSETS FUND and the Adviser will terminate automatically due to the event of its assignment (as defined in the 1940 Act) from the prospective change of ownership of First Eagle Holdings, Inc. (“FE Holdings”), parent company of the Adviser;

WHEREAS, the parties wish to enter into a new investment advisory agreement and act under such agreement notwithstanding that assignment and the Trust’s Board of Trustees has selected FIRST EAGLE INVESTMENT MANAGEMENT, LLC to act as the investment adviser of the Fund, as more fully set forth below and the Adviser is willing to act as such investment adviser and to perform such services under the terms and conditions hereinafter set forth;

NOW, THEREFORE, the parties agree as follows:

1. The Trust hereby appoints the Adviser to act as investment adviser to the Fund, for the period and on the terms set forth in this Agreement. The Adviser accepts such appointment and agrees to render the services herein described, for the compensation herein provided.

2. Subject to the supervision of the Board of Trustees of the Trust (the “Board of Trustees”), the Adviser shall manage the investment operations of the Trust and the Fund and the composition of the Fund’s portfolio, including the purchase, retention and disposition thereof, in accordance with the Fund’s investment objective, policies and restrictions as stated in the Prospectus and Statement of Additional Information of the Fund and subject to the following understandings:

(a) The Adviser shall provide supervision of the Fund’s investments and determine from time to time what investments, securities or commodity futures contracts and options thereon (“futures”) will be purchased, retained, sold or loaned by the Fund, and what portion of the assets will be invested or held uninvested.

(b) The Adviser shall use its best judgment in the performance of its duties under this Agreement.

(c) The Adviser, in the performance of its duties and obligations under this Agreement, shall act in conformity with the Agreement and Declaration of Trust, the Prospectus and Statement of Additional Information of the Fund and with the instructions and directions of the Board of Trustees and will conform to and comply with the requirements of the 1940 Act and all other applicable federal and state laws and regulations.

(d) The Adviser shall determine the investments, securities and futures to be purchased or sold by the Fund and will place orders pursuant to its determinations with or through such persons, brokers, dealers or futures commission merchants (which may include affiliates of the Adviser) in conformity with the policy with respect to brokerage as set forth in the Fund’s current Prospectus and Statement of Additional Information or as the Board of Trustees may direct from time to time.

(e) The Adviser shall maintain all books and records with respect to the Fund’s portfolio transactions that the Fund is required to keep under Rule 31a-1 under the 1940 Act.

(f) The Adviser shall provide the Fund on each business day with information relating to all transactions concerning the Fund’s assets.

C-25

(g) The investment management services provided by the Adviser hereunder are not to be deemed exclusive, and the Adviser shall be free to render similar services to others.

(h) Nothing herein shall prohibit the Board of Trustees from approving the payment by the Trust of additional compensation to others for consulting services, supplemental research and security and economic analysis.

3. The Fund has delivered (or will deliver the same as soon as available) to the Adviser copies of each of the following documents and will deliver to it all future amendments and supplements, if any:

(a) Certified resolutions of the Board of Trustees authorizing the appointment of the Adviser and approving the form of this Agreement;

(b) The Registration Statement under the 1940 Act, as amended, on Form N-1A (the “Registration Statement”), as filed with the Securities and Exchange Commission (the “Commission”) relating to the Fund and all amendments thereto;

(c) The Fund’s Notification of Registration of under the 1940 Act on Form N-8A as filed with the Commission and all amendments thereto; and

(d) Prospectus and Statement of Additional Information of the Fund (such Prospectus and Statement of Additional Information, as currently in effect and as amended or supplemented, from time to time, being herein called the “Prospectus”).

4. The Adviser shall authorize and permit any of its directors, officers and employees who may be elected as directors or officers of the Fund to serve in the capacities in which they are elected. Services to be furnished by the Adviser under this Agreement may be furnished through the medium of any of such directors, officers or employees.

5. The Adviser shall keep the Fund’s books and records required to be maintained by it pursuant to paragraph 2 hereof. The Adviser agrees that all records which it maintains for the Fund are the property of the Fund and it will surrender promptly to the Fund any of such records upon the Fund’s request. The Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 of the Commission under the 1940 Act any such records as are required to be maintained by the Adviser pursuant to paragraph 2 hereof.

6. (a) For the services provided pursuant to this Agreement by the Adviser, the Fund will pay monthly an investment management fee at the annual rate of 0.65% of the average daily net assets of the Fund. Net assets of the Fund shall be computed on such days and at such time or times as described in the Fund’s then-current Prospectus and Statement of Additional Information. Upon any termination of this Agreement before the end of any month, the fee for such part of a month shall be prorated and shall be payable upon the date of termination of this Agreement.

(b) The Adviser will provide investment, advisory, research and statistical facilities and all clerical services relating to research, statistical and investment work. (In this regard, and notwithstanding anything in this Agreement to the contrary, it is understood that this Agreement does not obligate the Adviser to pay for the maintenance of the Trust’s general ledger and securities cost ledger or for daily pricing of the Trust’s securities.) The Adviser will not be required hereunder to pay any expenses of the Trust other than those above enumerated in this paragraph 6(b). In particular, but without limiting the generality of the foregoing, the Adviser will not be required to pay hereunder: brokers’ commissions; legal or auditing expenses of the Trust or related to investments and assets of the Trust; taxes or governmental fees; any direct expenses of issue, sale, underwriting, distribution, redemption or repurchase of the Trust’s securities; the expenses of registering or qualifying securities for sale; the cost of preparing and distributing reports and notices to stockholders; the fees or disbursements of dividend, disbursing, shareholder, transfer or other agent; or the fees or disbursements of custodians of the Trust’s assets. For the avoidance of doubt, any service required by the Trust that is not a responsibility of the Adviser hereunder may be separately contracted with the Adviser and its affiliates, in which case the Adviser or such affiliate will be separately compensated.

7. The Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which this Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services (in which case any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the 1940 Act) or a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement.

8. This Agreement shall continue for an initial two-year term after the effective date hereof and from year to year thereafter, but only so long as such year to year continuance is specifically approved at least annually in conformity with the requirements of the 1940 Act; provided, however, that this Agreement may be terminated by the Fund at any time, without the payment of any penalty, by the Board of Trustees or by vote of a majority of the outstanding voting interests (as defined in the 1940 Act) of the Fund, or by the Adviser at any time, without the payment of any penalty, on not more than 60 days’ nor less than 30 days’ written notice to the other party. This Agreement shall terminate automatically in the event of its assignment (as defined in the 1940 Act) by the Adviser.

9. Nothing in this Agreement shall limit or restrict the right of any of the Adviser’s directors, officers, or employees who may also be a director, officer or employee of the Fund to engage in any other business or to devote time and attention in part to the management or

C-26

other aspects of any business, whether of a similar or a dissimilar nature, nor limit or restrict the Adviser’s right to engage in any other business or to render services of any kind to any other corporation, firm, individual or association.

10. Except as otherwise provided herein or authorized by the Board of Trustees, from time to time, the Adviser shall for all purposes herein be deemed to be an independent contractor and shall have no authority to act for or represent the Fund in any way or otherwise be deemed an agent of the Fund.

11. During the term of this Agreement, the Fund agrees to furnish the Adviser at its principal office all prospectuses, proxy statements, reports to Shareholders, sales literature, or other material prepared for distribution to Shareholders of the Fund or the public, which refer to the Adviser in any way, prior to use thereof and not to use such material if the Adviser reasonably objects in writing within five business days (or such other time as may be mutually agreed) after receipt thereof. In the event of termination of this Agreement, the Fund will continue to furnish to the Adviser copies of any of the above-mentioned materials which refer in any way to the Adviser. Sales literature may be furnished to the Adviser hereunder by first class or overnight mail, facsimile transmission equipment or hand delivery. The Fund shall furnish or otherwise make available to the Adviser such other information relating to the business affairs of the Fund as the Adviser at any time, or from time to time, reasonably requests in order to discharge its obligations hereunder.

12. This Agreement constitutes the entire Agreement between the parties with respect to the subject matter hereof. This Agreement may be amended by mutual consent, but the consent of the Fund must be approved in conformity with the requirements of the 1940 Act.

13. Any notice or other communication required to be given pursuant to this Agreement shall be deemed duly given if delivered or mailed by registered mail, postage prepaid, (1) to the Adviser at 1345 Avenue of the Americas, New York, NY 10105, Attention: General Counsel; or (2) to the Fund at 1345 Avenue of the Americas, New York, NY 10105, Attention: Secretary.

14. This Agreement shall be governed by and construed in accordance with the laws of the State of New York. Anything herein to the contrary notwithstanding, this Agreement shall not be construed to require, or to impose any duty upon, either of the parties to do anything in violation of any applicable laws or regulations.

15. The Fund may use the name “First Eagle” in connection with the name of the Fund or any variant thereof, only for so long as this Agreement or any extension, renewal or amendment hereof remain in effect, including any similar agreement with any organization which shall have succeeded to the Adviser’s business as investment adviser, or the Distribution and Services Agreement between the Fund and FEF Distributors, LLC (the “Distributor”) or any extension, renewal or amendment thereof, remains in effect, including any similar agreement with any organization which shall have succeeded to the Distributor’s business as distributor. At such time as such Agreement shall no longer be in effect, the Fund will (to the extent that it lawfully can) cease to use such a name or any other name indicating that it is advised by, managed by or otherwise connected with the Adviser, the Distributor or any organization which shall have so succeeded to such businesses. In no event shall the Fund use the names “First Eagle Investment Management,” or any variant thereof if the Adviser’s or Distributor’s functions are transferred or assigned to a company of which FE Holdings does not have control. In the event that such Agreement shall no longer be in effect or the Adviser’s or Distributor’s functions are transferred or assigned to a company of which FE Holdings does not have control, the Fund shall use its best efforts to legally change its name by filing the required documentation with appropriate state and federal agencies.

16. If any occasion should arise in which the Adviser gives any advice to its clients concerning the shares of the Trust, the Adviser will act solely as investment counsel for such clients and not in any way on behalf of the Trust except to the extent that the Adviser is acting as principal underwriter of the Shares of the Funds. In connection with purchases or sales of portfolio securities for the account of a Fund, neither the Adviser nor any of its Trustees, officers or employees will act as a principal.

[Signature Page Follows]

C-27

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

FIRST EAGLE FUNDS

By:

Name: SHEELYN MICHAEL

Title: Secretary

FIRST EAGLE INVESTMENT MANAGEMENT, LLC

By:

Name: MEHDI MAHMUD

Title: President and CEO
C-28

FIRST EAGLE FUNDS
FIRST EAGLE HIGH YIELD MUNICIPAL FUND
1345 Avenue of the Americas
New York, New York 10105

INVESTMENT ADVISORY AGREEMENT

This Investment Advisory Agreement, is entered into as of _____________, 2025 by and between FIRST EAGLE FUNDS, a Delaware statutory trust (the “Trust”) with respect to FIRST EAGLE HIGH YIELD MUNICIPAL FUND (formerly named FIRST EAGLE HIGH INCOME FUND), a series of the Trust and referred to herein as the “Fund”), and FIRST EAGLE INVESTMENT MANAGEMENT, LLC, a registered investment adviser organized under the laws of the State of Delaware (the “Adviser”).

WITNESSETH:

WHEREAS, the Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”);

WHEREAS, the Fund is a separate portfolio and series of shares of the Trust with assets and liabilities thereof limited to such portfolio under the terms set out in Article III of the Trust’s Agreement and Declaration of Trust;

WHEREAS, the Investment Advisory Agreement dated October 12, 2023 by and between the Trust with respect to FIRST EAGLE HIGH YIELD MUNICIPAL FUND (formerly named FIRST EAGLE HIGH INCOME FUND) and the Adviser will terminate automatically due to the event of its assignment (as defined in the 1940 Act) from the prospective change of ownership of First Eagle Holdings, Inc. (“FE Holdings”), parent company of the Adviser;

WHEREAS, the parties wish to enter into a new investment advisory agreement and act under such agreement notwithstanding that assignment and the Trust’s Board of Trustees has selected FIRST EAGLE INVESTMENT MANAGEMENT, LLC to act as the investment adviser of the Fund, as more fully set forth below and the Adviser is willing to act as such investment adviser and to perform such services under the terms and conditions hereinafter set forth;

NOW, THEREFORE, the parties agree as follows:

1. The Trust hereby appoints the Adviser to act as investment adviser to the Fund, for the period and on the terms set forth in this Agreement. The Adviser accepts such appointment and agrees to render the services herein described, for the compensation herein provided.

2. Subject to the supervision of the Board of Trustees of the Trust (the “Board of Trustees”), the Adviser shall manage the investment operations of the Fund and the composition of the Fund’s portfolio, including the purchase, retention and disposition thereof, in accordance with the Fund’s investment objective, policies and restrictions as stated in the Prospectus and Statement of Additional Information of the Fund and subject to the following understandings:

(a) The Adviser shall provide supervision of the Fund’s investments and determine from time to time what investments, securities or commodity futures contracts and options thereon (“futures”) will be purchased, retained, sold or loaned by the Fund, and what portion of the assets will be invested or held uninvested.

(b) The Adviser shall use its best judgment in the performance of its duties under this Agreement.

(c) The Adviser, in the performance of its duties and obligations under this Agreement, shall act in conformity with the Agreement and Declaration of Trust, the Prospectus and Statement of Additional Information of the Fund and with the instructions and directions of the Board of Trustees and will conform to and comply with the requirements of the 1940 Act and all other applicable federal and state laws and regulations.

(d) The Adviser shall determine the investments, securities and futures to be purchased or sold by the Fund and will place orders pursuant to its determinations with or through such persons, brokers, dealers or futures commission merchants (which may include affiliates of the Adviser) in conformity with the policy with respect to brokerage as set forth in the Fund’s Prospectus and Statement of Additional Information or as the Board of Trustees may direct from time to time. In providing the Fund with investment management, it is recognized that the Adviser will give primary consideration to securing most favorable prices and efficient executions. Consistent with this policy, the Adviser may consider the financial responsibility, research and investment information and other services provided by brokers, dealers or futures commission merchants who may effect or be a party to any such transaction or other transactions to which other clients of the Adviser may be a party. It is understood that neither the Fund nor the Adviser has adopted a formula for allocation of the Fund’s investment business. It is also understood that it is desirable for the Fund that the Adviser have access to supplemental investment and market research and security and economic analysis provided by brokers or futures commission merchants who may execute brokerage transactions at a higher cost to the Fund than may result when allocating brokerage to other brokers or futures

C-29

commission merchants on the basis of seeking the most favorable prices and efficient executions. Therefore, the Adviser is authorized to place orders for the purchase and sale of securities or futures for the Fund with such brokers or futures commission merchants, subject to review by the Board of Trustees, from time to time, with respect to the extent and continuation of this practice. It is understood that the services provided by such brokers or futures commission merchants may be useful to the Adviser in connection with its services to other clients.

On occasions when the Adviser deems the purchase or sale of a security or a futures contract to be in the best interest of the Fund as well as other clients, the Adviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities or futures contract to be so sold or purchased in order to obtain the most favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the securities or futures contract so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Adviser in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to such other clients.

(e) The Adviser shall maintain all books and records with respect to the Fund’s portfolio transactions that the Fund is required to keep under Rule 31a-1 under the 1940 Act.

(f) The Adviser shall provide the Fund on each business day with information relating to all transactions concerning the Fund’s assets.

(g) The investment management services provided by the Adviser hereunder are not to be deemed exclusive, and the Adviser shall be free to render similar services to others.

(h) Nothing herein shall prohibit the Board of Trustees from approving the payment by the Trust of additional compensation to others for consulting services, supplemental research and security and economic analysis.

3. The Fund has delivered (or will deliver the same as soon as available) to the Adviser copies of each of the following documents and will deliver to it all future amendments and supplements, if any:

(a) Certified resolutions of the Board of Trustees authorizing the appointment of the Adviser and approving the form of this Agreement;

(b) The Registration Statement under the 1940 Act, as amended, on Form N-1A (the “Registration Statement”), as filed with the Securities and Exchange Commission (the “Commission”) relating to the Fund and all amendments thereto;

(c) The Fund’s Notification of Registration of under the 1940 Act on Form N-8A as filed with the Commission and all amendments thereto; and

(d) Prospectus and Statement of Additional Information of the Fund (such Prospectus and Statement of Additional Information, as currently in effect and as amended or supplemented, from time to time, being herein called the “Prospectus”).

4. The Adviser shall authorize and permit any of its directors, officers and employees who may be elected as directors or officers of the Fund to serve in the capacities in which they are elected. Services to be furnished by the Adviser under this Agreement may be furnished through the medium of any of such directors, officers or employees.

5. The Adviser shall keep the Fund’s books and records required to be maintained by it pursuant to paragraph 2 hereof. The Adviser agrees that all records which it maintains for the Fund are the property of the Fund and it will surrender promptly to the Fund any of such records upon the Fund’s request. The Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 of the Commission under the 1940 Act any such records as are required to be maintained by the Adviser pursuant to paragraph 2 hereof.

6. (a) For the services provided pursuant to this Agreement by the Adviser, the Fund will pay monthly an investment management fee at the annual rate of 0.45% of the average daily net assets of the Fund. Net assets of the Fund shall be computed on such days and at such time or times as described in the Fund’s then-current Prospectus and Statement of Additional Information. Upon any termination of this Agreement before the end of any month, the fee for such part of a month shall be prorated and shall be payable upon the date of termination of this Agreement.

(b) The Adviser will provide investment, advisory, research and statistical facilities and all clerical services relating to research, statistical and investment work. (In this regard, and notwithstanding anything in this Agreement to the contrary, it is understood that this Agreement does not obligate the Adviser to pay for the maintenance of the Trust’s general ledger and securities cost ledger or for daily pricing of the Trust’s securities.) The Adviser will not be required hereunder to pay any expenses of the Trust other than those above enumerated in this paragraph 6(b). In particular, but without limiting the generality of the foregoing, the Adviser will not be required to pay hereunder: brokers’ commissions; legal or auditing expenses of the Trust or related to investments and assets of the Trust; taxes or governmental fees; any direct expenses of issue, sale, underwriting, distribution, redemption or repurchase of the Trust’s securities; the expenses of registering or qualifying securities for sale; the cost of preparing and distributing reports and notices to stockholders; the fees or disbursements of dividend, disbursing, shareholder, transfer or other agent; or the fees or disbursements of custodians of the

C-30

Trust’s assets. For the avoidance of doubt, any service required by the Trust that is not a responsibility of the Adviser hereunder may be separately contracted with the Adviser and its affiliates, in which case the Adviser or such affiliate will be separately compensated.

7. The Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which this Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services (in which case any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the 1940 Act) or a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement.

8. This Agreement shall continue from year to year, but only so long as such year to year continuance is specifically approved at least annually in conformity with the requirements of the 1940 Act; provided, however, that this Agreement may be terminated by the Fund at any time, without the payment of any penalty, by the Board of Trustees or by vote of a majority of the outstanding voting interests (as defined in the 1940 Act) of the Fund, or by the Adviser at any time, without the payment of any penalty, on not more than 60 days’ nor less than 30 days’ written notice to the other party. This Agreement shall terminate automatically in the event of its assignment (as defined in the 1940 Act) by the Adviser.

9. Nothing in this Agreement shall limit or restrict the right of any of the Adviser’s directors, officers, or employees who may also be a director, officer or employee of the Fund to engage in any other business or to devote time and attention in part to the management or other aspects of any business, whether of a similar or a dissimilar nature, nor limit or restrict the Adviser’s right to engage in any other business or to render services of any kind to any other corporation, firm, individual or association.

10. Except as otherwise provided herein or authorized by the Board of Trustees, from time to time, the Adviser shall for all purposes herein be deemed to be an independent contractor and shall have no authority to act for or represent the Fund in any way or otherwise be deemed an agent of the Fund.

11. During the term of this Agreement, the Fund agrees to furnish the Adviser at its principal office all prospectuses, proxy statements, reports to Shareholders, sales literature, or other material prepared for distribution to Shareholders of the Fund or the public, which refer to the Adviser in any way, prior to use thereof and not to use such material if the Adviser reasonably objects in writing within five business days (or such other time as may be mutually agreed) after receipt thereof. In the event of termination of this Agreement, the Fund will continue to furnish to the Adviser copies of any of the above-mentioned materials which refer in any way to the Adviser. Sales literature may be furnished to the Adviser hereunder by first class or overnight mail, facsimile transmission equipment or hand delivery. The Fund shall furnish or otherwise make available to the Adviser such other information relating to the business affairs of the Fund as the Adviser at any time, or from time to time, reasonably requests in order to discharge its obligations hereunder.

12. This Agreement constitutes the entire Agreement between the parties with respect to the subject matter hereof. This Agreement may be amended by mutual consent, but the consent of the Fund must be approved in conformity with the requirements of the 1940 Act.

13. Any notice or other communication required to be given pursuant to this Agreement shall be deemed duly given if delivered or mailed by registered mail, postage prepaid, (1) to the Adviser at 1345 Avenue of the Americas, New York, NY 10105, Attention: General Counsel; or (2) to the Fund at 1345 Avenue of the Americas, New York, NY 10105, Attention: Secretary.

14. This Agreement shall be governed by and construed in accordance with the laws of the State of New York. Anything herein to the contrary notwithstanding, this Agreement shall not be construed to require, or to impose any duty upon, either of the parties to do anything in violation of any applicable laws or regulations.

15. The Fund may use the name “First Eagle” in connection with the name of the Fund or any variant thereof, only for so long as this Agreement or any extension, renewal or amendment hereof remain in effect, including any similar agreement with any organization which shall have succeeded to the Adviser’s business as investment adviser, or the Distribution and Services Agreement between the Fund and FEF Distributors, LLC (the “Distributor”) or any extension, renewal or amendment thereof, remains in effect, including any similar agreement with any organization which shall have succeeded to the Distributor’s business as distributor. At such time as such Agreement shall no longer be in effect, the Fund will (to the extent that it lawfully can) cease to use such a name or any other name indicating that it is advised by, managed by or otherwise connected with the Adviser, the Distributor or any organization which shall have so succeeded to such businesses. In no event shall the Fund use the names “First Eagle Investment Management,” or any variant thereof if the Adviser’s or Distributor’s functions are transferred or assigned to a company of which FE Holdings does not have control. In the event that such Agreement shall no longer be in effect or the Adviser’s or Distributor’s functions are transferred or assigned to a company of which FE Holdings does not have control, the Fund shall use its best efforts to legally change its name by filing the required documentation with appropriate state and federal agencies.

16. If any occasion should arise in which the Adviser gives any advice to its clients concerning the shares of the Trust, the Adviser will act solely as investment counsel for such clients and not in any way on behalf of the Trust except to the extent that the Adviser is acting as principal underwriter of the Shares of the Funds. In connection with purchases or sales of portfolio securities for the account of a Fund, neither the Adviser nor any of its Trustees, officers or employees will act as a principal.

C-31

[Signature Page Follows]

C-32

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

FIRST EAGLE FUNDS

By:

Name: SHEELYN MICHAEL

Title: Secretary

FIRST EAGLE INVESTMENT MANAGEMENT, LLC

By:

Name: MEHDI MAHMUD

Title: President and CEO
C-33

FIRST EAGLE FUNDS
(FIRST EAGLE SHORT DURATION HIGH YIELD MUNICIPAL FUND)
1345 Avenue of the Americas
New York, New York 10105

INVESTMENT ADVISORY AGREEMENT

This Investment Advisory Agreement, is entered into as of _____________, 2025 by and between FIRST EAGLE FUNDS, a Delaware statutory trust (the “Trust”) with respect to FIRST EAGLE SHORT DURATION HIGH YIELD MUNICIPAL FUND and FIRST EAGLE INVESTMENT MANAGEMENT, LLC, a registered investment adviser organized under the laws of the State of Delaware (the “Adviser”).

WITNESSETH:

WHEREAS, the Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”);

WHEREAS, the Fund is a separate portfolio and series of shares of the Trust with assets and liabilities thereof limited to such portfolio under the terms set out in Article III of the Trust’s Agreement and Declaration of Trust;

WHEREAS, the Investment Advisory Agreement dated December 19, 2023 by and between the Trust with respect to FIRST EAGLE SHORT DURATION HIGH YIELD MUNICIPAL FUND and the Adviser will terminate automatically due to the event of its assignment (as defined in the 1940 Act) from the prospective change of ownership of First Eagle Holdings, Inc. (“FE Holdings”), parent company of the Adviser;

WHEREAS, the parties wish to enter into a new investment advisory agreement and act under such agreement notwithstanding that assignment and the Trust’s Board of Trustees has selected FIRST EAGLE INVESTMENT MANAGEMENT, LLC to act as the investment adviser of the Fund, as more fully set forth below and the Adviser is willing to act as such investment adviser and to perform such services under the terms and conditions hereinafter set forth;

NOW, THEREFORE, the parties agree as follows:

1. The Trust hereby appoints the Adviser to act as investment adviser to the Fund, for the period and on the terms set forth in this Agreement. The Adviser accepts such appointment and agrees to render the services herein described, for the compensation herein provided.

2. Subject to the supervision of the Board of Trustees of the Trust (the “Board of Trustees”), the Adviser shall manage the investment operations of the Fund and the composition of the Fund’s portfolio, including the purchase, retention and disposition thereof, in accordance with the Fund’s investment objective, policies and restrictions as stated in the Prospectus and Statement of Additional Information of the Fund and subject to the following understandings:

(a) The Adviser shall provide supervision of the Fund’s investments and determine from time to time what investments, securities or commodity futures contracts and options thereon (“futures”) will be purchased, retained, sold or loaned by the Fund, and what portion of the assets will be invested or held uninvested.

(b) The Adviser shall use its best judgment in the performance of its duties under this Agreement.

(c) The Adviser, in the performance of its duties and obligations under this Agreement, shall act in conformity with the Agreement and Declaration of Trust, the Prospectus and Statement of Additional Information of the Fund and with the instructions and directions of the Board of Trustees and will conform to and comply with the requirements of the 1940 Act and all other applicable federal and state laws and regulations.

(d) The Adviser shall determine the investments, securities and futures to be purchased or sold by the Fund and will place orders pursuant to its determinations with or through such persons, brokers, dealers or futures commission merchants (which may include affiliates of the Adviser) in conformity with the policy with respect to brokerage as set forth in the Fund’s Prospectus and Statement of Additional Information or as the Board of Trustees may direct from time to time. In providing the Fund with investment management, it is recognized that the Adviser will give primary consideration to securing most favorable prices and efficient executions. Consistent with this policy, the Adviser may consider the financial responsibility, research and investment information and other services provided by brokers, dealers or futures commission merchants who may effect or be a party to any such transaction or other transactions to which other clients of the Adviser may be a party. It is understood that neither the Fund nor the Adviser has adopted a formula for allocation of the Fund’s investment business. It is also understood that it is desirable for the Fund that the Adviser have access to supplemental investment and market research and security and economic analysis provided by brokers or futures commission merchants who may execute brokerage transactions at a higher cost to the Fund than may result when allocating brokerage to other brokers or futures

C-34

commission merchants on the basis of seeking the most favorable prices and efficient executions. Therefore, the Adviser is authorized to place orders for the purchase and sale of securities or futures for the Fund with such brokers or futures commission merchants, subject to review by the Board of Trustees, from time to time, with respect to the extent and continuation of this practice. It is understood that the services provided by such brokers or futures commission merchants may be useful to the Adviser in connection with its services to other clients.

On occasions when the Adviser deems the purchase or sale of a security or a futures contract to be in the best interest of the Fund as well as other clients, the Adviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities or futures contract to be so sold or purchased in order to obtain the most favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the securities or futures contract so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Adviser in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to such other clients.

(e) The Adviser shall maintain all books and records with respect to the Fund’s portfolio transactions that the Fund is required to keep under Rule 31a-1 under the 1940 Act.

(f) The Adviser shall provide the Fund on each business day with information relating to all transactions concerning the Fund’s assets.

(g) The investment management services provided by the Adviser hereunder are not to be deemed exclusive, and the Adviser shall be free to render similar services to others.

(h) Nothing herein shall prohibit the Board of Trustees from approving the payment by the Trust of additional compensation to others for consulting services, supplemental research and security and economic analysis.

3. The Fund has delivered (or will deliver the same as soon as available) to the Adviser copies of each of the following documents and will deliver to it all future amendments and supplements, if any:

(a) Certified resolutions of the Board of Trustees authorizing the appointment of the Adviser and approving the form of this Agreement;

(b) The Registration Statement under the 1940 Act, as amended, on Form N-1A (the “Registration Statement”), as filed with the Securities and Exchange Commission (the “Commission”) relating to the Fund and all amendments thereto;

(c) The Fund’s Notification of Registration of under the 1940 Act on Form N-8A as filed with the Commission and all amendments thereto; and

(d) Prospectus and Statement of Additional Information of the Fund (such Prospectus and Statement of Additional Information, as currently in effect and as amended or supplemented, from time to time, being herein called the “Prospectus”).

4. The Adviser shall authorize and permit any of its directors, officers and employees who may be elected as directors or officers of the Fund to serve in the capacities in which they are elected. Services to be furnished by the Adviser under this Agreement may be furnished through the medium of any of such directors, officers or employees.

5. The Adviser shall keep the Fund’s books and records required to be maintained by it pursuant to paragraph 2 hereof. The Adviser agrees that all records which it maintains for the Fund are the property of the Fund and it will surrender promptly to the Fund any of such records upon the Fund’s request. The Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 of the Commission under the 1940 Act any such records as are required to be maintained by the Adviser pursuant to paragraph 2 hereof.

6. (a) For the services provided pursuant to this Agreement by the Adviser, the Fund will pay monthly an investment management fee at the annual rate of 0.45% of the average daily net assets of the Fund. Net assets of the Fund shall be computed on such days and at such time or times as described in the Fund’s then-current Prospectus and Statement of Additional Information. Upon any termination of this Agreement before the end of any month, the fee for such part of a month shall be prorated and shall be payable upon the date of termination of this Agreement.

(b) The Adviser will provide investment, advisory, research and statistical facilities and all clerical services relating to research, statistical and investment work. (In this regard, and notwithstanding anything in this Agreement to the contrary, it is understood that this Agreement does not obligate the Adviser to pay for the maintenance of the Trust’s general ledger and securities cost ledger or for daily pricing of the Trust’s securities.) The Adviser will not be required hereunder to pay any expenses of the Trust other than those above enumerated in this paragraph 6(b). In particular, but without limiting the generality of the foregoing, the Adviser will not be required to pay hereunder: brokers’ commissions; legal or auditing expenses of the Trust or related to investments and assets of the Trust; taxes or governmental fees; any direct expenses of issue, sale, underwriting, distribution, redemption or repurchase of the Trust’s securities; the expenses of registering or qualifying securities for sale; the cost of preparing and distributing reports and notices to stockholders; the fees or disbursements of dividend, disbursing, shareholder, transfer or other agent; or the fees or disbursements of custodians of the

C-35

Trust’s assets. For the avoidance of doubt, any service required by the Trust that is not a responsibility of the Adviser hereunder may be separately contracted with the Adviser and its affiliates, in which case the Adviser or such affiliate will be separately compensated.

7. The Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which this Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services (in which case any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the 1940 Act) or a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement.

8. This Agreement shall continue for an initial two-year term after the effective date hereof and from year to year thereafter, but only so long as such year to year continuance is specifically approved at least annually in conformity with the requirements of the 1940 Act; provided, however, that this Agreement may be terminated by the Fund at any time, without the payment of any penalty, by the Board of Trustees or by vote of a majority of the outstanding voting interests (as defined in the 1940 Act) of the Fund, or by the Adviser at any time, without the payment of any penalty, on not more than 60 days’ nor less than 30 days’ written notice to the other party. This Agreement shall terminate automatically in the event of its assignment (as defined in the 1940 Act) by the Adviser.

9. Nothing in this Agreement shall limit or restrict the right of any of the Adviser’s directors, officers, or employees who may also be a director, officer or employee of the Fund to engage in any other business or to devote time and attention in part to the management or other aspects of any business, whether of a similar or a dissimilar nature, nor limit or restrict the Adviser’s right to engage in any other business or to render services of any kind to any other corporation, firm, individual or association.

10. Except as otherwise provided herein or authorized by the Board of Trustees, from time to time, the Adviser shall for all purposes herein be deemed to be an independent contractor and shall have no authority to act for or represent the Fund in any way or otherwise be deemed an agent of the Fund.

11. During the term of this Agreement, the Fund agrees to furnish the Adviser at its principal office all prospectuses, proxy statements, reports to Shareholders, sales literature, or other material prepared for distribution to Shareholders of the Fund or the public, which refer to the Adviser in any way, prior to use thereof and not to use such material if the Adviser reasonably objects in writing within five business days (or such other time as may be mutually agreed) after receipt thereof. In the event of termination of this Agreement, the Fund will continue to furnish to the Adviser copies of any of the above-mentioned materials which refer in any way to the Adviser. Sales literature may be furnished to the Adviser hereunder by first class or overnight mail, facsimile transmission equipment or hand delivery. The Fund shall furnish or otherwise make available to the Adviser such other information relating to the business affairs of the Fund as the Adviser at any time, or from time to time, reasonably requests in order to discharge its obligations hereunder.

12. This Agreement constitutes the entire Agreement between the parties with respect to the subject matter hereof. This Agreement may be amended by mutual consent, but the consent of the Fund must be approved in conformity with the requirements of the 1940 Act.

13. Any notice or other communication required to be given pursuant to this Agreement shall be deemed duly given if delivered or mailed by registered mail, postage prepaid, (1) to the Adviser at 1345 Avenue of the Americas, New York, NY 10105, Attention: General Counsel; or (2) to the Fund at 1345 Avenue of the Americas, New York, NY 10105, Attention: Secretary.

14. This Agreement shall be governed by and construed in accordance with the laws of the State of New York. Anything herein to the contrary notwithstanding, this Agreement shall not be construed to require, or to impose any duty upon, either of the parties to do anything in violation of any applicable laws or regulations.

15. The Fund may use the name “First Eagle” in connection with the name of the Fund or any variant thereof, only for so long as this Agreement or any extension, renewal or amendment hereof remain in effect, including any similar agreement with any organization which shall have succeeded to the Adviser’s business as investment adviser, or the Distribution and Services Agreement between the Fund and FEF Distributors, LLC (the “Distributor”) or any extension, renewal or amendment thereof, remains in effect, including any similar agreement with any organization which shall have succeeded to the Distributor’s business as distributor. At such time as such Agreement shall no longer be in effect, the Fund will (to the extent that it lawfully can) cease to use such a name or any other name indicating that it is advised by, managed by or otherwise connected with the Adviser, the Distributor or any organization which shall have so succeeded to such businesses. In no event shall the Fund use the names “First Eagle Investment Management,” or any variant thereof if the Adviser’s or Distributor’s functions are transferred or assigned to a company of which FE Holdings does not have control. In the event that such Agreement shall no longer be in effect or the Adviser’s or Distributor’s functions are transferred or assigned to a company of which FE Holdings does not have control, the Fund shall use its best efforts to legally change its name by filing the required documentation with appropriate state and federal agencies.

16. If any occasion should arise in which the Adviser gives any advice to its clients concerning the shares of the Trust, the Adviser will act solely as investment counsel for such clients and not in any way on behalf of the Trust except to the extent that the Adviser is acting as principal underwriter of the Shares of the Funds. In connection with purchases or sales of portfolio securities for the account of a Fund, neither the Adviser nor any of its Trustees, officers or employees will act as a principal.

C-36

[Signature Page Follows]

C-37

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

FIRST EAGLE FUNDS

By:

Name: SHEELYN MICHAEL

Title: Secretary

FIRST EAGLE INVESTMENT MANAGEMENT, LLC

By:

Name: MEHDI MAHMUD

Title: President and CEO
C-38

APPENDIX D

Name, address and principal occupation of the principal executive officers and each director of the Adviser.

Name	Address	Principal Occupation

Mehdi Mahmud (President and Chief Executive Officer)	1345 Avenue of the Americas New York, New York 10105	Trustee and President, First Eagle Funds and First Variable Funds; Director, First Eagle Amundi; Chief Executive Officer, First Eagle Alternative Credit, LLC; Trustee and President, First Eagle Credit Opportunities Fund; Trustee and President, First Eagle Real Estate Debt Fund

Melanie Dow (Chief Administrative Officer and Executive Managing Director)	1345 Avenue of the Americas New York, New York 10105	Chief Administrative Officer and Executive Managing Director, First Eagle Alternative Credit, LLC

David O’Connor (General Counsel, Executive Managing Director)	1345 Avenue of the Americas New York, New York 10105	General Counsel, First Eagle Funds and First Eagle Variable Funds; General Counsel, First Eagle Credit Opportunities Fund; General Counsel, First Eagle Real Estate Debt Fund; General Counsel, First Eagle Holdings, Inc.; Secretary and General Counsel and Manager, FEF Distributors, LLC; Director, First Eagle Amundi; Director, First Eagle Investment Management, Ltd; Head of Legal and Compliance & Chief Legal Officer, First Eagle Alternative Credit, LLC

Michael Constantino (Chief Financial Officer, Executive Managing Director)	1345 Avenue of the Americas New York, New York 10105	Head of Finance and Executive Managing Director, First Eagle Alternative Credit, LLC

Seth Gelman (Chief Compliance Officer, Managing Director)	1345 Avenue of the Americas New York, New York 10105	Chief Compliance Officer and Managing Director, First Eagle Investment Management, LLC; Chief Compliance Officer, First Eagle Funds and First Eagle Variable Funds; Chief Compliance Officer, First Eagle Credit Opportunities Fund; Chief Compliance Officer, First Eagle Real Estate Debt Fund; prior to February 2023, Chief Compliance Officer of Insight Investment North America
D-1

APPENDIX E

Compensation of Trustees and Officers

Compensation of the Board of Trustees; Ownership of Fund Shares by the Trustees

Trustees of the Trust who are not Interested Trustees are paid by the Trust, First Eagle Variable Funds and First Eagle Credit Opportunities Fund an annual fee of $230,000 and a fee of $12,000 for each in-person Board meeting and $1,000 (subject to the discretion of the Chair) for each meeting (other than a regularly scheduled meeting) of the Trust’s Board of Trustees, provided that such meeting involves Trustee approval matters. Members of each of the Audit Committee and the Board Valuation, Liquidity and Allocations Committee are paid a fee of $10,000 for each meeting they attend. Members of other committees may be paid a fee of $3,500 for each meeting they attend. An executive session held on a separate day from a Board meeting is considered a separate in-person meeting for fee purposes. The chair of any ad hoc committee formed for the purpose of considering insurance matters is paid a fee of $10,000 per year. The Chair of the Board of Trustees receives an additional annual fee of $175,000 for serving in that position. The Chairs of the Board Valuation, Liquidity and Allocations Committee and Audit Committee receive an additional annual fee of $50,000 and the Chair of the Nominating and Governance Committee receives an additional annual fee of $25,000. Such fees are allocated, generally, between the Trust, First Eagle Variable Funds and First Eagle Credit Opportunities Fund on a pro rata basis in relationship to their relative net assets. Each Trustee is reimbursed by the Trust for any expenses they may incur by reason of attending such meetings or in connection with services they may perform for the Trust. During the fiscal year ended October 31, 2024, an aggregate of $2,706,750 was paid, accrued or owed for Trustees’ fees and expenses by the Trust.

The following table sets forth information regarding compensation of Trustees by the Trust and by the fund complex of which the Trust is a part for the fiscal year ended October 31, 2024. Officers of the Trust, a Trustee Emeritus and Interested Trustees do not receive any compensation from the Trust or any other fund in the fund complex. The Trust does not maintain a retirement plan for its Trustees.

Trustee Compensation Table
Fiscal Year Ended October 31, 2024

Name of Person, Position	Aggregate Compensation Paid or Owed from Registrant	Total Compensation Paid or Owed from Registrant and Fund Complex Paid to Trustees**
Lisa Anderson, Trustee	$321,349	$325,500
John P. Arnhold, Trustee*	$—	$—
Candace K. Beinecke, Trustee	$529,123	$536,000
Peter W. Davidson, Trustee	$321,983	$325,500
Jean D. Hamilton, Trustee	$415,137	$420,500
William M. Kelly, Trustee	$350,474	$355,000
Paul J. Lawler, Trustee	$355,588	$360,000
Mehdi Mahmud, Trustee*	$—	$—
Mandakini Puri, Trustee	$311,475	$315,000

* Interested Trustee.

** For this purpose, the registrant consists of 11 portfolios of the Trust (Global Fund, Overseas Fund, U.S. Fund, Gold Fund, Global Income Builder Fund, Rising Dividend Fund, High Yield Municipal Fund, Short Duration High Yield Municipal Fund, Small Cap Opportunity Fund, Smid Cap Opportunity Fund and Global Real Assets Fund). The fund complex consists of these portfolios plus the First Eagle Overseas Variable Fund, First Eagle Credit Opportunities Fund and First Eagle Real Estate Debt Fund. As of October 31, 2024, each Trustee served on the board of the Trust, and that of the First Eagle Overseas Variable Fund, First Eagle Credit Opportunities Fund and First Eagle Real Estate Debt Fund.

In addition, all persons serving as officers of the Trust (including the Funds’ Chief Compliance Officer) are employed by the Adviser and the Adviser seeks reimbursement from the Trust for salary and benefits paid to some of those persons to the extent they provide services eligible for such reimbursement. This reimbursement program is described in more detail under the heading “Investment Advisory and Other Services—Payments to the Adviser.” No reimbursement is sought for compensation of any amount that might be attributable and payable to such a person solely for service as an officer of the Trust. As a separate matter (though such compensation

E-1

may be covered under the reimbursement program as a matter of convenience), the Trust and the Adviser agree each year as to the relative portion of the compensation of the Chief Compliance Officer to be paid by each party.

Deferred Compensation

In addition to the compensation detailed above, each eligible Trustee may elect to defer a portion of his or her compensation from the First Eagle fund complex. Such amounts grow or decline as if invested in one or more Funds, as selected by the Trustee. Currently, only those Trustees listed below have elected to defer a portion of their Trustee compensation under this program. As of October 31, 2024 the value of such deferred compensation was equal to approximately:

Name of Trustee	Global Fund	Overseas Fund	U.S. Fund	Gold Fund	Global Income Builder Fund	Rising Dividend Fund	Small Cap Opportunity Fund	Smid Cap Opportunity Fund	Global Real Assets Fund	High Yield Municipal Fund*	Short Duration High Yield Municipal Fund
Lisa Anderson	$736,400	$659,787	$473,147	$126,520	$—	$267,819	$—	$—	$—	$—	$—
Candace K. Beinecke	$5,626,284	$—	$—	$—	$—	$—	$2,479,057	$—	$—	$—	$—
Peter W. Davidson	$316,363	$—	$—	$—	$—	$99,354	$70,625	$—	$70,609	$—	$—
Jean D. Hamilton	$2,133,149	$1,213,092	$484,471	$56,079	$613,415	$897,129	$309,770	$111,465	$—	$—	$—
William M. Kelly	$487,008	$—	$504,791	$—	$—	$538,464	$424,013	$—	$—	$—	$—
Paul J. Lawler	$629,854	$88,826	$36,288	$136,784	$392,739	$93,223	$287,441	$35,137	$85,075	$—	$—
Mandakini Puri	$216,555	$105,410	$—	$118,397	$—	$—	$51,431	$54,354	$—	$—	$—

* Reflects deferred compensation amounts invested in the First Eagle High Income Fund.

Ownership of Fund Shares by the Trustees

The following table sets forth information as of December 31, 2024 regarding ownership by the Trustees of the Trust of equity securities of the Trust or any other fund in the same fund complex for which each is also a director or trustee. (“Fund complex” has the same meaning as in the footnote to the Trustee Compensation Table above.) Dollar ranges of ownership are indicated as follows: A = None; B = $1 to $10,000; C = $10,001 to $50,000; D = $50,001 to $100,000; E = over $100,000.

Please note that the table does not reflect the amounts Trustees invest in the Funds through their deferred compensation plan (which amounts are separately detailed in the prior table).

INDEPENDENT TRUSTEES

Name	Dollar Range of Equity Securities in Global Fund	Dollar Range of Equity Securities in Overseas Fund	Dollar Range of Equity Securities in U.S. Fund	Dollar Range of Equity Securities in Gold Fund	Dollar Range of Equity Securities in Global Income Builder Fund	Dollar Range of Equity Securities in Rising Dividend Fund	Dollar Range of Equity Securities in Small Cap Fund	Dollar Range of Equity Securities in Smid Cap Fund	Dollar Range of Equity Securities in Real Assets Fund	Dollar Range of Equity Securities in High Yield Municipal Fund	Dollar Range of Equity Securities in Short Duration High Yield Municipal Fund	Aggregate Dollar Range of Equity Securities in All Funds Overseen by Trustee
Lisa Anderson	E	A	A	A	C	E	A	A	A	A	A	E
Candace K. Beinecke*	E	A	A	A	A	A	A	A	A	A	A	E
Peter W. Davidson	A	A	A	A	A	A	A	A	A	A	A	A
Jean Hamilton	E	D	A	A	A	A	A	A	A	A	A	E
William M. Kelly	E	A	E	A	E	E	E	A	A	A	A	E
Paul J. Lawler	E	E	E	D	E	E	D	A	D	C	A	E
Mandakini Puri	A	A	A	A	A	A	A	A	A	A	A	A

* These amounts do not include holdings as to which Ms. Beinecke has disclaimed beneficial interest.

INTERESTED TRUSTEES

Name	Dollar Range of Equity Securities in Global Fund	Dollar Range of Equity Securities in Overseas Fund	Dollar Range of Equity Securities in U.S. Fund	Dollar Range of Equity Securities in Gold Fund	Dollar Range of Equity Securities in Global Income Builder Fund	Dollar Range of Equity Securities in Rising Dividend Fund	Dollar Range of Equity Securities in Small Cap Fund	Dollar Range of Equity Securities in Smid Cap Fund	Dollar Range of Equity Securities in Real Assets Fund	Dollar Range of Equity Securities in High Yield Municipal Fund	Dollar Range of Equity Securities in Short Duration High Yield Municipal Fund	Aggregate Dollar Range of Equity Securities in All Funds Overseen by Trustee
John P. Arnhold	E	E	E	E	E	E	A	A	A	E	A	E
Mehdi Mahmud	E	E	E	E	A	A	E	A	A	A	A	E

Since January 1, 2023 no independent Trustee who is a trustee of another investment company whose adviser and principal underwriter are the Adviser and FEF Distributors, respectively (i.e., First Eagle Variable Funds), has held any other position with (i) the Trust (other than as a Trustee), (ii) an investment company having the same adviser or principal underwriter as the Funds or an adviser or principal

E-2

underwriter that controls, is controlled by, or is under common control with the Adviser or the Distributor (other than as a Trustee), (iii) the Adviser, the Distributor or other affiliate of the Trust, or (iv) any person controlling, controlled by or under common control with the Adviser or the Distributor.

Since January 1, 2024, none of these individuals owns, beneficially or of record, securities issued by (i) the Adviser or the Distributor or (ii) any person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the Adviser or the Distributor. Since January 1, 2023, none of these individuals or their immediate family members has an interest in a transaction with a “related person” of the company. A “related person” is (i) an executive officer of the Trust, (ii) an investment company having the same adviser or principal underwriter as the Funds or an adviser or principal underwriter that controls, is controlled by or is under common control with the Adviser or the Distributor, (iii) an executive officer of such an investment company, (iv) the Adviser or the Distributor, (v) an executive officer of the Adviser or the Distributor, (vi) a person directly or indirectly controlling, controlled by, or under common control with the Adviser or the Distributor, or (vii) an executive officer of a person described in clause (vi) above. Mr. Paul Lawler is a Trustee of both the Trust and a registered investment company advised by affiliates of Blackstone Inc. Investment funds associated with Blackstone Inc. are among the owners of the Adviser.

The Trust, the Adviser, and the Distributor have adopted a code of ethics under Rule 17j-1 of the Investment Company Act. This code of ethics permits personnel subject to the code to invest in securities, including securities that may be purchased or held by the Funds of the Trust, with certain exceptions.

E-3

APPENDIX F

First Eagle Funds
First Eagle Variable Funds
First Eagle Credit Opportunities Fund
First Eagle Real Estate Lending Fund
Nominating and Governance Committee
Charter

Organization

There shall be a committee of the Boards of Trustees (collectively, the “Boards”) of each of the First Eagle Funds, First Eagle Variable Funds, First Eagle Credit Opportunities Fund and First Eagle Real Estate Lending Fund (each, a “Fund” and collectively, the “Funds”) to be known as the Nominating and Governance Committee (the “Committee”). The Committee shall be composed entirely of Trustees who are not “interested persons” of the Fund as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”) (“Independent Trustees”), and shall have at least two members. The Chairperson of the Boards shall serve as Chairperson of the Committee.

Functions of the Chairperson

The Chairperson of the Committee shall, among other things: (i) set the agenda for, and preside at, each meeting of the Committee; (ii) coordinate with the chairs of other committees as appropriate; (iii) assist in identifying issues that should be considered by the Boards, the Independent Trustees or any other committee and participate in the preparation of the Boards’ meeting agenda as appropriate; (iv) at meetings of the Boards, report on the Committee’s recommendations on applicable resolutions and on any important actions by or discussions of the Committee and participate in executive sessions of the Independent Trustees; (v) set meeting schedules to assure the Trustees have sufficient time for discussion of the Boards’ agenda items; and (vi) engage in such other activities on behalf of the Committee as shall be determined from time to time by the Committee or as is consistent with current practice.

Meetings

The Committee shall meet as may be provided from time to time, or upon call of the Chairperson of the Committee or a majority of its members. The Committee may meet either on its own or in conjunction with meetings of the Boards. Committee meetings may be held in person, by video conference or by telephone conference. Where appropriate, the Committee may take action by written consent in lieu of a meeting pursuant to the By-Laws of the Funds.

F-1

Purposes

The purposes of the Committee are to: (i) identify and nominate individuals qualified to serve as Independent Trustees and to nominate individuals as trustees who are interested and/or affiliated persons of the Funds; (ii) advise the Boards with respect to Boards composition, procedures and committees; (iii) oversee periodic self-evaluations of the Boards and committees of the Boards; (iv) monitor corporate governance matters and make recommendations in respect thereof to the Boards; (v) act as the administrative committee with respect to Boards’ policies and procedures, committee policies and procedures and codes of ethics as they relate to the Independent Trustees; (vi) review and make recommendations to the Boards in respect of Independent Trustee compensation; (vii) serve as liaison on matters related to litigation, examinations by regulators and correspondence from shareholders to the Boards; and (viii) engage in such other activities on behalf of the Board as shall be determined from time to time by the Boards or as is consistent with current practice.

Responsibilities

The following list of Committee responsibilities describes areas of attention in broad terms:

A.	Board Candidates and Nominees:

•	Make recommendations as to the Independent Trustees’ criteria for evaluating potential nominees, which is set forth in Appendix A hereto and may be amended from time to time.

•	Recommend Independent Trustee nominees for election by Fund shareholders, if applicable, or appointment by the Boards.

•	Review the suitability for continued service as a trustee of each Independent Trustee at such times as the Committee deems necessary or appropriate.

•	As long as any Fund is subject to any provision of the 1940 Act and/or any rule or regulation adopted thereunder that requires that the selection and nomination of the Independent Trustees be limited solely to the discretion of the Independent Trustees, the Committee shall comply with such requirements.

B.	Board Composition and Procedures.

•	Review periodically with the Boards the size and composition of the Boards as a whole and recommend, if necessary, measures to be taken so that the Boards reflect the appropriate balance of knowledge, experience, skills, expertise and a range of backgrounds required for the Boards as a whole and contain at least the minimum number of Independent Trustees required by law.

•	Make recommendations on the frequency and structure of Board meetings.

F-2

•	Make recommendations concerning any other aspect of the procedures of the Boards that the Committee considers warranted.

•	Make recommendations on the requirements for, and means of, Board orientation and training.

•	Make recommendations as to the Independent Trustees’ compensation.

C.	Corporate Governance.

•	Consider any corporate governance issues that arise from time to time, and develop appropriate recommendations for the Boards.

•	Monitor compliance with, and act as the administrative committee with respect to, the provisions of the Code of Ethics pursuant to Rule 17j-1(c) under the 1940 Act as they apply to the Independent Trustees.

•	Make recommendations to the Boards on the selection and retention of independent legal counsel to the Independent Trustees and monitor legal counsel’s client relationships to ascertain continued independence.

•	Make recommendations to the Boards on the selection and retention of legal counsel to the Funds.

D.	Board Committees.

•	Make recommendations to the Boards regarding the size and composition of each committee of the Boards, including the identification of individuals to serve as Chairperson and members of a committee, and recommend individual Trustees to fill any vacancy that might occur on a committee.

•	Monitor the functioning of the committees of the Boards and make recommendations for any changes, including the creation or elimination of committees, the orientation of committee members and the annual review performed, if any, by each committee.

•	Recommend that the Boards establish such special committees as may be desirable or necessary from time to time.

Self-Evaluation

The Committee also shall oversee self-evaluations of the performance of the Boards and all other committees of the Boards at least annually. The Committee shall address all

F-3

matters that the Committee considers relevant to the Boards’ performance. The Committee shall report to the Boards on the results of the self-assessments.

Maintenance and Review of Committee Charter

The Funds shall maintain and preserve in an easily accessible place a copy of the Committee Charter and any modification to the Charter. At least annually, the Committee shall review this Charter and shall make any recommendations to the Independent Trustees with respect thereto.

Consultants; Investigations and Studies; Outside Advisers

The Committee shall have authority, upon consultation with the Chairperson of the Boards, to retain and terminate any third-party advisers, including authority to approve fees and other retention terms. The Committee may conduct or authorize investigations into or studies of matters within the Committee’s scope of responsibilities, and may retain, at the Funds’ expense, such independent counsel or other advisers as it deems necessary. The Committee may call upon the Funds’ independent accountants (with the concurrence of the Audit Committee) or other third parties for such fact-finding and analysis as may be appropriate in light of the objectives of this Charter.

In performing its duties the Committee may consult, as it deems appropriate, with the Trustees, officers and employees of the Funds, the Funds’ investment adviser, subadviser, third-party service providers, the Funds’ counsel and counsel to the Independent Trustees, and the Funds’ other service providers.

The Funds shall provide appropriate funding (as determined by the Committee) for the Committee to carry out its duties and its responsibilities, including for continuing education programs to enable Committee members to keep abreast of industry and regulatory developments and to gain continuing insights with respect to best practices for governance and nominating committees.

Effective Date: September 14, 2023

Amended: June 6, 2024

F-4

Appendix A

Trustee Criteria

One of the goals of the Committee is to assemble Boards that bring the Funds a variety of perspectives and skills derived from high quality business and professional experiences. In considering possible candidates for election as a trustee, the Committee takes into account, in addition to such other factors as it deems relevant, the desirability of trustees who:

•	are of high character and integrity;

•	are accomplished in their respective fields, with superior credentials and recognition;

•	have relevant expertise and experience upon which to be able to offer advice and guidance to management;

•	have sufficient time available to devote to the affairs and business of the Funds;

•	are able to work with the other members of the Boards and contribute to the success of the Funds;

•	can represent the long-term interests of the Funds’ shareholders as a whole; and

•	are selected such that the Boards represent a range of backgrounds and experience.

The Committee may accept recommendations from management as the Committee deems appropriate, and also considers the advice of independent legal counsel to the Independent Trustees as to whether a person being considered for nomination as an Independent Trustee is “independent” and whether the person is otherwise qualified under applicable laws and regulations to serve as a trustee of the Funds as well as regulatory requirements that govern the composition of the Boards.

Other than the foregoing, there are no stated minimum criteria for trustee nominees, although the Committee may also consider such other factors as it may deem are in its best interests and those of the Funds’ shareholders. The Committee also may deem it appropriate for certain key members of management to participate as members of the Board. The Committee does not assign specific weights to particular criteria and no particular criterion is necessarily applicable to all prospective nominees. The Committee recognizes that diverse viewpoints, skill sets, backgrounds and experiences strengthen the performance of the Board and its committees as decision-making and oversight bodies serving the best interests of the Funds and their shareholders and values the diverse attributes of individual Trustees and the overall Board.

PO Box 211230, Eagan, MN 55121-9984	VOTE ONLINE 1. Read the proxy statement. 2. Go to: www.proxyvotenow.com/fef 3. Follow the simple instructions.

VOTE BY PHONE 1. Read the proxy statement and have the proxy card at hand. 2. Call toll-free 877-457-8420 3. Follow the simple instructions.

VOTE BY MAIL 1. Read the proxy statement. 2. Check the appropriate box(es) on the reverse side of the proxy card. 3. Sign, date and return the proxy card in the envelope provided.

FIRST EAGLE FUNDS
PROXY FOR THE SPECIAL MEETINGS OF SHAREHOLDERS TO BE HELD JUNE 30, 2025
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned shareholder of the Funds listed on the reverse side of this proxy card (the “Funds”) hereby appoints each of David P. O’Connor and Sheelyn Michael, collectively or individually, as his or her attorney-in-fact and proxy, with the power of substitution of each, to vote and act with respect to all shares of the Funds, which the undersigned is entitled to vote at the Special Meetings of Shareholders to be held on June 30, 2025 at the offices of First Eagle Investment Management, LLC (“FEIM”), 1345 Avenue of the Americas, New York, New York 10105 at 10:00 a.m. Eastern Time (“First Meeting”) and at 11:00 a.m. Eastern Time (“Second Meeting”) and at any adjournments thereof.

The attorneys named will vote the shares represented by this proxy in accordance with the choices made on this ballot. IF THIS PROXY IS PROPERLY EXECUTED BUT NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED “FOR” THE PROPOSALS. DISCRETIONARY AUTHORITY IS HEREBY CONFERRED AS TO ALL OTHER MATTERS AS MAY PROPERLY COME BEFORE THE SPECIAL MEETINGS OR ANY ADJOURNMENTS THEREOF.

CONTROL NUMBER

AUTHORIZED SIGNATURE(S)
This section must be completed for your vote to be counted.

Signature(s) and Title(s), if applicable	Sign in the box above

Date

Note: Please sign exactly as your name(s) appear(s) on this proxy card. If signing for estates, trusts, or other fiduciaries, your title or capacity should be stated and where more than one name appears, a majority must sign. If shares are held jointly, one or more joint owners should sign personally. If a corporation, the signature should be that of an authorized officer who should state his or her title.

100315 – FEF_OV_0625

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS

for the Special Meetings of Shareholders to be held on June 30, 2025. Please refer to the Proxy Statement for a discussion of each of these matters. The Proxy Statement for the Meetings are available at www.proxyvotinginfo.com/p/firsteagle

This card represents all your accounts with the same registration and address.

YOUR FUNDS	YOUR FUNDS	YOUR FUNDS
FundName1	FundName2	FundName3
FundName4	FundName5	FundName6

This proxy is solicited on behalf of the Board of Trustees. It will be voted as specified. If no specification is made, this proxy will be voted “FOR” the proposals. If any other matters properly come before the Meetings to be voted on, the proxy holders will vote, act and consent on these matters in accordance with the views of management.

The Board of Trustees has voted in favor of all the proposals and recommends that you vote “FOR” all the proposals.

TO VOTE, MARK BOX(ES) BELOW IN BLUE OR BLACK IN AS FOLLOWS: ☒

FIRST MEETING:

1.	To approve new advisory agreements for the Funds that will continue the existing advisory arrangements with FEIM subsequent to the prospective change of ownership of the parent company of FEIM, First Eagle Holdings, Inc.

To vote all Funds FOR ☐	To vote all Funds AGAINST ☐	To ABSTAIN votes for all Funds ☐,
or vote separately by Fund(s) below. If you own the same fund in multiple accounts, that fund name will appear multiple times.

	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN
01 FundName1	☐	☐	☐	02 FundName2	☐	☐	☐
03 FundName3	☐	☐	☐	04 FundName4	☐	☐	☐

SECOND MEETING:

2.	To elect ten (10) members to the Board of Trustees of the Trust.				FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT*
	(01)	Lisa Anderson	(06)	Paul J. Lawler	☐	☐	☐
	(02)	Candace K. Beinecke	(07)	Mandakini Puri
	(03)	Peter W. Davidson	(08)	John P. Arnhold
	(04)	Jean D. Hamilton	(09)	Mehdi Mahmud
	(05)	William M. Kelly	(10)	Scott Sleyster

*Instruction: To withhold authority to vote for any individual nominee(s), mark the FOR ALL EXCEPT box and write the nominee(s) number(s) on the line below.

YOUR SIGNATURE ON THIS CARD IS REQUIRED FOR YOUR VOTE TO BE COUNTED. IF YOU ARE NOT VOTING BY TELEPHONE OR INTERNET, PLEASE BE SURE TO SIGN, DATE, AND RETURN ALL PAGES OF THIS CARD IN THE ENCLOSED ENVELOPE.

100315 – FEF_OV_0625